As filed with the Securities and Exchange Commission on February 25, 2011

File Nos. 333-133538

811-21894

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 7	☒
and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO. 8	☒

COHEN & STEERS

ASIA PACIFIC REALTY SHARES, INC.

(Exact Name Of Registrant As Specified In Charter)

280 Park Avenue, New York, NY 10017

(Address Of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: (212) 832-3232

Tina M. Payne

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name And Address Of Agent Of Service Of Process)

With copies to:

Stuart H. Coleman, Esq.

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038

Approximate Date of Proposed Public Offering : As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on March 1, 2011 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940, Registrant declares that an indefinite number of its shares of common stock are being registered under the Securities Act of 1933 by this registration statement.

280 PARK AVENUE

NEW YORK, NEW YORK 10017

CLASS A (APFAX) AND CLASS C (APFCX) SHARES

PROSPECTUS

Advisor

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

Telephone: (212) 832-3232

Transfer Agent

Boston Financial Data Services

P.O. Box 8123

Boston, Massachusetts 02266-8123

Telephone: (800) 437-9912

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE FUND’S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO INDICATES OTHERWISE IS COMMITTING A CRIME.

MARCH 1, 2011

INVESTMENT OBJECTIVE

The investment objective of Cohen & Steers Emerging Markets Real Estate Fund, Inc. (the Fund) is total return.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you could pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in Cohen & Steers funds. More information about these and other discounts is available from your financial intermediary and in “HOW TO PURCHASE AND SELL FUND SHARES – Purchasing the Class of Fund Shares that is Best for You” on page 21 of the Fund’s prospectus (the Prospectus) and “Reducing the Initial Sales Load on Class A Shares” on page 46 of the Fund’s statement of additional information (the SAI)

	Class A	Class C
Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	1% in 1st year
Maximum sales charge (load) imposed on reinvested dividends (and other distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of redemption proceeds on shares owned for 60 days or less when purchased at net asset value by certain investors)	2.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class A	Class C
Management Fee	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.75%
Other Expenses(1)	1.10%	1.10%
Service Fee	0.10%	0.25%

Total Annual Fund Operating Expenses(1)	2.45%	3.10%
Fee Waiver/Expense Reimbursement(2)	(0.65)%	(0.65)%

Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)(1)	1.80%	2.45%

(1)	“Other Expenses” and “Total Fund Operating Expenses” have been adjusted to reflect anticipated increases in operating expenses associated with changes to the Fund’s principal investment strategies effective March 1, 2011.
(2)	Through February 29, 2012, Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the Advisor), has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund’s total annual operating expenses at 1.80% for the Class A shares and 2.45% for the Class C shares (excluding certain expenses incurred in connection with the Fund’s investments in other investment companies). This contractual agreement can only be amended by agreement of the Fund and the Advisor to lower the net amounts shown and will terminate automatically in the event of termination of the investment advisory agreement between the Advisor and the Fund.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that the Advisor did not reimburse expenses after the first year (in the

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first year, expenses are based on the net amount pursuant to the contractual agreement). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$650	$1,144	$1,663	$3,083
Class C shares
Assuming redemption at the end of the period	374	920	1,592	3,384
Assuming no redemption at the end of the period	274	920	1,592	3,384

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by emerging market real estate companies and other investments with economic characteristics similar to such securities.

Real estate companies include, but are not limited to, real estate investment trusts and their foreign equivalents (collectively, REITs), real estate operating companies, construction companies and homebuilders, enterprises that provide real estate financing and companies with substantial real estate holdings or substantial revenue generated by real estate holdings. The Fund retains the ability to invest in real estate companies of any market capitalization. The Fund will invest in common stocks, preferred stocks and other equity securities issued by real estate companies. The Fund may also invest in sponsored and unsponsored depositary receipts.

Emerging markets generally will include countries in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index as well as other countries determined by the Advisor to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products per capita than more developed countries. The Fund may invest up to 20% of its net assets in securities issued by non-emerging market real estate companies.

The Fund may invest in equity derivatives, including participatory notes, equity swaps, stock or index futures contracts and call options, as an alternative means of accessing the securities markets of emerging market countries where direct investment by foreign investors may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.

In order to hedge against foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts (forward contracts) and foreign currency futures contracts (foreign currency futures), as well as purchase put or call options on foreign currencies. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

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PRINCIPAL RISKS

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Stock Market Risk. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Real Estate Market Risk. Since the Fund concentrates its assets in the real estate industry, your investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management.

Foreign (Non-U.S.) and Emerging Market Securities Risk. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past sometimes experienced substantial market disruptions and may do so in the future. The economies of many emerging markets countries may be heavily dependent on international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they wish to trade.

Foreign Currency and Hedging Risk. Although the Fund will report its net asset value (NAV) and pay dividends in U.S. dollars, foreign securities typically are purchased with and make any dividend and interest payments in foreign currencies. Therefore, when the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, including forward contracts, foreign currency futures and put and call options on foreign currencies. While these transactions will be entered into to seek to manage these risks, these investments may not prove to be successful or may have the effect of limiting the gains from favorable market movements. The successful use of these transactions will usually depend on the Advisor’s ability to forecast currency exchange rate movements correctly. Should exchange rates move

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in an unexpected manner, the Fund may not achieve the anticipated benefits of these transactions or may realize losses greater than if the Fund had not engaged in these transactions. In addition, the Fund may opt not to engage in these transactions, in which case the Fund will remain fully exposed to the risks set forth above.

REIT Risk. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for pass-through of income under applicable tax law. Various factors may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Smaller Companies Risk. Even the larger real estate companies, especially emerging market real estate companies, tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business, so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, real estate company shares can be more volatile than—and at times will perform differently from—larger company stocks.

Preferred Securities Risk. There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, call and reinvestment risk, limited liquidity, limited voting rights and special redemption rights.

Equity Derivatives Risk. Many of the risks applicable to trading an underlying asset are also applicable to derivatives trading. However, there are a number of additional risks associated with derivatives trading, including counterparty risk, liquidity risk, over-the-counter trading risk, financial leverage risk and tracking and replication risk. The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Amounts paid by the Fund as premiums and cash or other assets held as collateral with respect to derivatives transactions may not otherwise be available to the Fund for investment purposes.

Non-Diversification Risk. As a “non-diversified” investment company, the Fund may invest in fewer individual companies than a diversified investment company. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Fund may be subject to a greater risk of loss than a fund that has a diversified portfolio.

Your investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for the Class A shares. The table shows how the Fund’s average annual returns compare with the performance of selected broad market indexes over various time periods. Past performance (both before and after taxes) is not, however, an

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indication as to how the Fund may perform in the future. Updated performance is available at cohenandsteers.com or by calling (800) 330-7348.

Prior to March 1, 2011, the Fund’s name was “Cohen & Steers Asia Pacific Realty Shares, Inc.” and its principal investment strategy was to invest at least 80% of its net assets in a portfolio of equity securities issued by real estate companies located in the Asia Pacific region. Performance for periods prior to that date reflects performance under the Fund’s previous investment strategy.

This chart does not reflect the deduction of taxes on distributions or redemptions or sales charges imposed on Class A shares; if these amounts were reflected, returns would be less than those shown.

CLASS A SHARES

ANNUAL TOTAL RETURNS*

Highest quarterly return during this period: 41.09% (quarter ended June 30, 2009)

Lowest quarterly return during this period: -22.02% (quarter ended December 31, 2008)

*	The annual returns for the Class C shares of the Fund are substantially similar to the annual returns of the Class A shares, because the assets of both classes are invested in the same portfolio of securities. The annual returns differ only to the extent that the classes do not have the same expenses.

Average Annual Total Returns

(for periods ended December 31, 2010)

	1 Year	Since Inception (July 31, 2006)
Class A Shares
Return Before Taxes	14.43%	1.64%
Return After Taxes on Distributions	11.51%	-0.62%
Return After Taxes on Distributions and Sale of Fund Shares	9.43%	0.21%
Class C Shares
Return Before Taxes	13.71%	0.99%
FTSE EPRA/NAREIT Emerging Markets Index (reflects no deduction for fees or expenses)(1)	15.11%	N/A(3)
FTSE EPRA/NAREIT Developed Asia Real Estate Index (reflects no deduction for fees or expenses)(2)	17.15%	2.84%

(1) FTSE EPRA/NAREIT Emerging Markets Index is an unmanaged portfolio of approximately 89 constituents from 14 countries and is designed to track the performance of listed real estate companies in emerging countries worldwide and is net of dividend withholding tax.

(2) The FTSE EPRA/NAREIT Developed Asia Real Estate Index is an unmanaged portfolio of approximately 73 constituents from 5 countries in the Asia region and is net of dividend withholding tax.

(3) The index was launched on October 31, 2008.

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After-tax returns are shown for Class A shares only. After-tax returns for Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGEMENT

ADVISOR

Cohen & Steers Capital Management, Inc.

SUBADVISORS

Cohen & Steers Asia Limited (CNS Asia)

Cohen & Steers Europe S.A. (CNS Europe)

Cohen & Steers UK Limited (CNS UK)

PORTFOLIO MANAGERS

The Fund’s portfolio managers are:

•	Martin Cohen—Director and Co-Chairman of the Fund. Mr. Cohen has been a portfolio manager of the Fund since inception.

•	Robert H. Steers—Director and Co-Chairman of the Fund. Mr. Steers has been a portfolio manager of the Fund since inception.

•	Joseph M. Harvey—Vice President of the Fund. Mr. Harvey has been a portfolio manager of the Fund since inception.

•	Scott Crowe—Vice President of the Fund. Mr. Crowe has been a portfolio manager of the Fund since 2008.

•	Luke Sullivan—Vice President of the Fund. Mr. Sullivan has been a portfolio manager of the Fund since 2008.

•	Jason Yablon—Mr. Yablon has been a portfolio manager of the Fund since 2011.

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PURCHASE AND SALE OF FUND SHARES

You may open an account with the Fund with a minimum investment of $1,000. Additional investments must be at least $250. We are free to reject any purchase order, and we reserve the right to waive or change these minimum investment requirements.

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange (NYSE) is open for business, by written request, wire transfer (call (800) 437-9912 for instructions) or telephone. You may purchase, redeem or exchange shares of the Fund either through a financial intermediary or directly through Cohen & Steers Securities, LLC, the Fund’s distributor (the Distributor). For accounts opened directly through the Distributor, a completed and signed Subscription Agreement is required for the initial account opened with the Fund. Please mail the signed Subscription Agreement to:

Boston Financial Data Services

Cohen & Steers Funds

P.O. Box 8123

Boston, MA 02266-8123

Phone: (800) 437-9912

TAX INFORMATION

The Fund’s distributions are taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its Advisor or Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s Web site for more information.

WHO SHOULD INVEST

The Fund may be suitable for you if you are seeking:

•	to add exposure to emerging market real estate securities to your portfolio;

•	a fund that may perform differently than other types of stock funds because of the Fund’s focus on emerging market real estate securities; and

•	a fund offering the potential for long-term capital appreciation.

The Fund is designed for long-term investors. You should not invest in the Fund unless your investment horizon is at least two months. The Fund will take reasonable steps to identify and reject orders from market timers. In addition, the Fund will charge a redemption fee on certain redemptions and exchanges. See HOW TO PURCHASE AND SELL FUND SHARES—Frequent Purchases and Redemptions of Fund Shares and—How to Sell Fund Shares.

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INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

OBJECTIVE

The investment objective of the Fund is total return. The Fund generally expects the level of current income to vary over time. There can be no assurance that the Fund will achieve its investment objective. The Fund may change its investment objective without shareholder approval. Shareholders will be provided with at least 60 days’ prior written notice of any change to the Fund’s investment objective.

PRINCIPAL INVESTMENT STRATEGIES

In managing the Fund’s portfolio, the Advisor and CNS Asia, CNS Europe and CNS UK, the Fund’s sub-investment advisors (the Subadvisors), adhere to an integrated, bottom-up, relative value investment process. A proprietary valuation model ranks emerging market real estate securities on price-to-NAV, which the Advisor and Subadvisors believe is the primary determinant of real estate security valuation, and guides a bottom-up portfolio construction process. Analysts incorporate both quantitative and qualitative analysis in their NAV estimates. The company research process includes an evaluation of management, strategy, property quality, financial strength and corporate structure. In addition to the NAV model, portfolio managers may use secondary valuation tools including cash flow multiple/growth or discounted cash flow models. Judgments with respect to risk control, diversification, liquidity and other factors overlay the model’s output and drive the portfolio managers’ investment decisions.

The following are the Fund’s principal investment strategies. A more detailed description of the Fund’s investment policies and restrictions and more detailed information about the Fund’s investments are contained in the Fund’s SAI.

Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by emerging market real estate companies and other investments with economic characteristics similar to such securities.

Real Estate Companies

The Fund will concentrate its investments in the real estate industry. For purposes of the Fund’s investment policies, a real estate company is one that:

•	derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or

•	has at least 50% of its assets in such real estate.

The Fund retains the ability to invest in real estate companies of any market capitalization. Securities issued by real estate companies include, but are not limited to:

•	common stocks;

•	rights or warrants to purchase common stocks;

•	securities convertible into common stocks where the conversion feature represents, in the view of the Advisor or Subadvisors, a significant element of the securities’ value; and

•	preferred stocks.

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Emerging markets generally will include countries in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index as well as other countries determined by the Advisor to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. The Fund will consider a company to be located in an emerging market country if it meets any of the following criteria: (i) the company is organized under the laws of the country or maintains its principal place of business in that country; (ii) the company’s securities are traded principally in the country; or (iii) during the company’s most recent fiscal year, such company, alone or on a consolidated basis, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or has at least 50% of its assets in that country. The Fund will invest in at least three emerging market countries.

The Fund may invest up to 20% of its net assets in securities issued by non-emerging market real estate companies.

Real Estate Investment Trusts (REITs)

The real estate companies in which the Fund invests may include REITs. REITs are companies that own interests in real estate or in real estate related loans or other interests and whose revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties.

A REIT is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to such shareholders (other than net capital gains for each taxable year). As a result, REITs tend to pay relatively higher dividends than other types of companies.

REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Depositary Receipts

The Fund may also invest in securities of emerging market and other foreign companies in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designated for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets.

Equity Derivatives

The Fund may invest in equity derivatives, including participatory notes, equity swaps, stock or index futures contracts and call options, including but not limited to zero-strike call options, as an alternative means of accessing the securities markets of emerging market countries where direct investment by foreign investors may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Participatory notes are privately issued by banks or broker-dealers and are designed to correspond generally to the performance of a specified stock market index or “basket” of stocks, or a

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single stock. Upon the sale of a participatory note, the Fund would be entitled to receive cash from the broker-dealer or bank equal to the value of the underlying security. Equity swaps are agreements to exchange two future cash flows between counterparties at set dates in the future, where one or both of the cash flows are based on the performance of a specified stock market index, a “basket” of stocks or a single stock. Stock and index futures contracts are exchange-traded contracts for the future delivery or value of a specified stock or index against a specified value at a future date. A call option on a stock or index gives the holder of the option the right to purchase a stock, or receive the value of a specified stock or index, for a specified price (the strike price) or against a specified value at a future date. A “zero-strike” call option gives the holder the right to purchase a stock, or receive the value of a stock, at a strike price at or near zero at a specified time. If an equity derivative is determined to be illiquid, it would be subject to the Fund’s restrictions on investments in illiquid securities.

Currency Hedging Transactions

In order to hedge against foreign currency exchange rate risks (including to hedge against anticipated future changes which otherwise might adversely affect the prices of securities that the Fund intends to purchase at a later date), the Fund may enter into forward contracts and foreign currency futures, as well as purchase put or call options on foreign currencies, as described below. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

The Fund may enter into currency hedging transactions to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. A foreign currency future is an exchange traded contract for the purchase or sale of a specified foreign currency at a specified price at a future date. The Fund may enter into a forward contract or foreign currency future or purchase a currency option, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or expects to receive a dividend or interest payment on a portfolio holding, in order to “lock in” the U.S. dollar value of the security or payment. In addition, for example, when the Fund believes that a foreign currency may experience a substantial movement against another currency, it may enter into a forward contract or foreign currency future or purchase a currency option to sell an amount of the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of that Fund’s portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as “cross-hedging.” To the extent forward contracts or options would be deemed to be illiquid, they will be included in the maximum limitation of 15% of net assets invested in illiquid securities.

ADDITIONAL INVESTMENT INFORMATION

In addition to the principal investment strategies described above, the Fund has other investment practices that are described here and in the SAI.

Options

The Fund may purchase or write (sell) exchange-listed and over-the-counter put and call options on securities (including securities of investment companies and baskets of securities), indices, and other financial instruments to generate return, facilitate portfolio management and mitigate risks. These options are forms of derivatives. The use of these derivatives as a hedging technique may not succeed where the price movements of the underlying securities do not follow the price movements of the

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portfolio securities subject to the hedge. Gains on investments in these derivatives depend on the Advisor’s ability to predict correctly the direction of stock prices, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. Where a liquid secondary market for these derivatives does not exist, the Fund may not be able to close its position and, in such an event would be unable to control its losses. The use of these derivatives may limit gains from a positive change in the value of portfolio securities subject to a hedge. Additional information about options and the risks associated with them is available in the SAI.

Illiquid Securities

The Fund will not invest more than 15% of its net assets in illiquid securities. A security is illiquid if, for legal or market reasons, it cannot be promptly sold (i.e., within seven days) at a price which approximates its fair value.

Defensive Position

When the Advisor or Subadvisors believe that market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objective and invest all or any portion of its assets in short-term debt instruments, government securities, cash or cash equivalents, without regard to whether the issuer is a real estate company. When and to the extent the Fund assumes a temporary defensive position, it may not pursue or achieve its investment objective.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. The Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) on Form N-Q as of the end of its first and third fiscal quarters. The Fund’s full portfolio holdings are published semi-annually in reports sent to shareholders and filed with the SEC on Form N-CSR and such reports are made available at cohenandsteers.com in the “Our Products” section, generally within 70 days after the end of each semi-annual period. The Fund also posts an uncertified list of portfolio holdings on the Web site, no earlier than 15 days after the end of each calendar quarter. The holdings information remains available until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information is current. In addition to information on portfolio holdings, other Fund statistical information may be found on the Cohen & Steers Web site or by calling 800-330-7348.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following are also risks of investing in the Fund.

Because prices of equity securities fluctuate from day to day, the value of the Fund’s portfolio and the price per share will vary based upon general market conditions and the value of the securities held in the Fund’s portfolio.

Investment Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Stock Market Risk

Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and

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unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Risks of Securities Linked to the Real Estate Market

The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, because of its policy of investing in the securities of companies in the real estate industry, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate;

•	risks related to general and local economic conditions;

•	possible lack of availability of mortgage funds;

•	overbuilding;

•	extended vacancies of properties;

•	increased competition;

•	increases in property taxes and operating expenses;

•	changes in zoning laws;

•	losses due to costs resulting from the clean-up of environmental problems;

•	liability to third parties for damages resulting from environmental problems;

•	casualty or condemnation losses;

•	limitations on rents;

•	changes in neighborhood values and the appeal of properties to tenants; and

•	changes in interest rates.

Thus, the value of the Fund’s shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

Foreign (Non-U.S.) and Emerging Market Securities Risks

Under normal market conditions, the Fund invests at least 80%, and as much as 100%, of its net assets in securities issued by emerging market real estate companies and other investments with economic characteristics similar to such securities. Investments in such securities are particularly speculative. Investing in these foreign securities involves certain risks not involved in domestic investments, including, but not limited to:

•	future foreign economic, financial, political and social developments;

•	different legal systems;

•	the possible imposition of exchange controls or other foreign governmental laws or restrictions;

•	less governmental supervision;

•	regulation changes;

•	changes in currency exchange rates;

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•	less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices

•	high and volatile rates of inflation;

•	fluctuating interest rates;

•	different accounting, auditing and financial record-keeping standards and requirements; and

•	dividend income the Fund receives from these foreign securities may not be eligible for the special tax treatment applicable to qualified income.

Investments in foreign securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;

•	confiscatory taxation;

•	difficulty in obtaining or enforcing a court judgment;

•	economic, political or social instability; and

•	diplomatic developments that could affect investments in those countries.

In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

•	growth of gross domestic product;

•	rates of inflation;

•	capital reinvestment;

•	resources;

•	self-sufficiency; and

•	balance of payments position.

To the extent the Fund’s investments are concentrated in a geographic region or country, the Fund will be subject, to a greater extent than if the Fund’s assets were less concentrated, to the risks of adverse changes in that region or country. In addition, certain investments in foreign securities also may be subject to foreign withholding taxes.

Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or

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social instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past sometimes experienced substantial market disruptions and may do so in the future. The economies of many emerging markets countries may be heavily dependent on international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they wish to trade. These economies also have been and may continue to be adversely affected by economic conditions of their international trading partners (including the United States). The reduction of foreign investment in the local economies or general declines in the international securities markets could have a significant adverse effect upon the securities markets of certain emerging markets countries. In addition, the relatively high level of indebtedness of many emerging markets countries and dependence on foreign borrowing also adds to the level of macroeconomic risk.

A small number of companies representing a limited number of industries may account for a significant percentage of an emerging market country’s overall market and trading volume. Emerging market economies may be over-dependent on exports of commodities making these economies vulnerable to changes in prices of these commodities. Emerging market countries may have overburdened infrastructure and obsolete or unseasoned financial systems, environmental problems, less developed legal systems and less reliable custodial services and settlement practices.

Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

In the past, certain emerging markets countries have experienced earthquakes, typhoons and tidal waves varying in degrees of severity, and the risks of such phenomena, and damage resulting therefrom, will continue to exist. A major natural disaster could have a severe and negative impact on the Fund’s investment portfolio and in the longer term could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner currently conducted.

As a result of these potential risks, the Advisor or Subadvisors may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Advisor or Subadvisors, have had no or limited prior experience.

Foreign Currency Risk and Currency Hedging Risk

Although the Fund will report its net asset value (NAV) and pay dividends in U.S. dollars, foreign securities typically are purchased with and make any dividend and interest payments in foreign currencies. Therefore, when the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates

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between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, including forward contracts, foreign currency futures and put and call options on foreign currencies. While these transactions will be entered into to seek to manage these risks, these investments may not prove to be successful or may have the effect of limiting the gains from favorable market movements. The successful use of these transactions will usually depend on the Advisor’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of these transactions or may realize losses greater than if the Fund had not engaged in these transactions. Currency hedging transactions may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. In addition, the Fund may opt not to engage in these transactions, in which case the Fund will remain fully exposed to the risks set forth above.

The writing of a currency option will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of a currency option may constitute an effective hedge against fluctuation in exchange rates although, in the event of exchange rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Many of the risks described below under “Equity Derivatives Risks” also apply to currency hedging transactions.

Risks of Investing in REITs

In addition to the risks of securities linked to the real estate industry, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for pass-through of income under applicable tax law. Various factors may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Smaller Companies Risk

Even the larger real estate companies, especially emerging market real estate companies, tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business, so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, real estate company shares can be more volatile than—and at times will perform differently from—larger company stocks.

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Preferred Securities Risk

There are various risks associated with investing in preferred securities, including:

•

Credit Risk. Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

•

Interest Rate Risk. Interest rate risk is the risk that preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Preferred securities with longer periods before maturity may be more sensitive to interest rate changes.

•

Deferral and Omission Risk. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

•

Subordination Risk. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•

Call and Reinvestment Risk. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled which is generally known as call risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Another risk associated with a declining interest rate environment is that the income from the Fund’s portfolio may decline over time when the Fund invests the proceeds from new share sales at market interest rates that are below the portfolio’s current earnings rate.

•

Liquidity Risk. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

•

Limited Voting Rights Risk. Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

•

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Convertible Securities Risk

The market value of a convertible security generally performs somewhat like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition,

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convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Because it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Equity Derivatives Risks

Many of the risks applicable to trading an underlying asset are also applicable to derivatives trading. However, there are a number of additional risks associated with derivatives trading. Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the over-the-counter (OTC) markets or on non-U.S. exchanges. Additional risks associated with derivatives trading include:

•

Counterparty Risk. Because derivative transactions in which the Fund may engage may involve instruments that are not traded on an exchange but are instead traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. Although the Fund intends to enter into transactions only with counterparties which the Advisor believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

In the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which the Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

•

Liquidity Risk. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives transactions. The Fund could experience losses if it were unable to liquidate its position because of an illiquid secondary market. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent profitable liquidation of positions, subjecting the Fund to the potential of greater losses.

•

Financial Leverage Risk. Trading in derivative instruments can result in large amounts of financial leverage. Thus, the leverage offered by trading in derivative instruments will magnify the gains and losses experienced by the Fund and could cause the value of the Fund’s net assets to be subject to wider fluctuations than would be the case if the Fund did not use the leverage feature of derivative instruments. In certain types of derivatives transactions the Fund could lose the entire amount of its investment; in other types of derivatives transactions the potential loss is theoretically unlimited.

•

Over-the-Counter Trading Risk. Derivative instruments, such as swap agreements and participatory notes, that may be purchased or sold by the Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Fund can dispose of or enter into closing transactions with respect to an instrument

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may be less than, the risk associated with an exchange traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions.

•

Tracking and Replication Risks. When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to risk of loss. When used as an alternative means of accessing the securities markets, there is the risk that derivatives transactions may not replicate exactly the performance of the security, securities or securities markets that they seek to replicate.

The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Amounts paid by the Fund as premiums and cash or other assets held as collateral with respect to derivatives transactions may not otherwise be available to the Fund for investment purposes.

Non-Diversification Risk

As a “non-diversified” investment company, the Fund can invest in fewer individual companies than a diversified investment company. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Fund may be subject to a greater risk of loss than a fund that has a diversified portfolio.

MANAGEMENT OF THE FUND

THE ADVISOR AND SUBADVISOR

The Advisor, a registered investment advisor located at 280 Park Avenue, New York, New York 10017, was formed in 1986 and its clients include pension plans, endowment funds and investment companies, including each of the open-end and closed-end Cohen & Steers funds. As of December 31, 2010, the Advisor managed approximately $34.5 billion in assets. The Advisor is a wholly owned subsidiary of Cohen & Steers, Inc. (CNS), a publicly traded company whose common stock is listed on the NYSE under the symbol “CNS.”

The Advisor is responsible for the overall management of the Fund’s portfolio and for the supervision and ongoing monitoring of the Subadvisors.

CNS Asia, with offices located at 12/F Citibank Tower, Citibank Plaza, No. 3 Garden Road, Central Hong Kong, is a wholly owned subsidiary of CNS and serves as a Subadvisor pursuant to an agreement with the Advisor (a Subadvisory Agreement). The Subadvisor provides investment research and advisory services with respect to Asia Pacific real estate securities and provides trade order execution services for the Fund. The Subadvisor is a registered investment advisor and was formed in 2005.

CNS Europe, with offices located at 166 Chausee de la Hulpe, Brussels, Belgium, is a wholly owned subsidiary of CNS and serves as a Subadvisor pursuant to a Subadvisory Agreement. CNS Europe provides investment research and advisory services with respect to European real estate securities and

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provides trade order execution services for the Fund. CNS Europe is a registered investment advisor and was formed in February 2000.

CNS UK, with offices located at 21 Sackville Street, 4th Floor, London, W1S 3DN, U.K., is a wholly owned subsidiary of CNS and serves as a Subadvisor pursuant to a Subadvisory Agreement. CNS UK provides investment research and advisory services to the Advisor and CNS Europe in connection with managing the Fund’s investments in Europe. CNS UK is a registered investment advisor and was formed in 2006.

The fees of the Subadvisors are paid by the Advisor (and not the Fund) out of its investment advisory fee received from the Fund.

References in this Prospectus to activities and responsibilities of the Advisor may be performed by one or more of the Subadvisors.

Under its investment advisory agreement (the Investment Advisory Agreement) with the Fund, the Advisor furnishes a continuous investment program for the Fund’s portfolio, makes day-to-day investment decisions for the Fund, and generally oversees the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Advisor also performs certain administrative services for the Fund and provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain Directors of the Fund, may also be directors, officers, or employees of the Advisor. The Advisor and Subadvisors also select brokers and dealers to execute the Fund’s portfolio transactions.

For its services under the Investment Advisory Agreement, the Fund pays the Advisor a monthly investment advisory fee at the annual rate of 1.00% of the average daily NAV of the Fund. This fee is allocated among the separate classes based on the classes’ proportionate shares of such average daily NAV. In addition to this investment advisory fee, the Fund pays other operating expenses, which may include but are not limited to, administrative, transfer agency, custodial, legal and accounting fees. As a result of an expense limitation agreement, the Advisor waived a portion of its advisory fee for the fiscal year ended October 31, 2010. Taking this waiver into account, the Fund’s effective investment advisory fee for the fiscal year ended October 31, 2010 was 0.61%.

A discussion regarding the Board of Directors’ basis for approving the Investment Advisory Agreement and the Subadvisory Agreement with CNS Asia is included in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2010. A discussion regarding the Board of Directors’ basis for approving the Subadvisory Agreements with CNS Europe and CNS UK will be included in the Fund’s semiannual report to shareholders for the semiannual period ending April 30, 2011.

PORTFOLIO MANAGERS

The Fund’s portfolio managers are:

•

Martin Cohen—Mr. Cohen is a director and co-chairman of the Fund. He is co-chairman and co-chief executive officer of the Advisor and CNS, and co-founded the Advisor in 1986. Mr. Cohen also is a vice president of Cohen & Steers Securities, LLC, the Fund’s distributor (the Distributor).

•

Robert H. Steers—Mr. Steers is a director and co-chairman of the Fund. He is co-chairman and co-chief executive officer of the Advisor and CNS, and co-founded the Advisor in 1986. Mr. Steers also is a vice president of the Distributor.

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•

Joseph M. Harvey—Mr. Harvey is a vice president of the Fund. He joined the Advisor in 1992 and currently serves as president of the Advisor and CNS. Mr. Harvey also is the Advisor’s chief investment officer.

•

Scott Crowe—Mr. Crowe is a vice president of the Fund. He joined the Advisor in 2007 and currently serves as senior vice president and global research strategist. Prior to that, Mr. Crowe was an executive director at UBS and served as head of U.S. REITs and as a global strategist. He also worked at UBS Warburg as a real estate analyst.

•

Luke Sullivan—Mr. Sullivan is a vice president of the Fund. He has been with CNS Asia since 2006. Prior to joining CNS Asia, Mr. Sullivan was a vice president and research analyst at Citigroup Investment Research where he covered Australian real estate companies. Prior to that, he was a research assistant at Credit Suisse First Boston. Mr. Sullivan has a bachelor of laws and economics from Australian National University.

•

Jason Yablon—Mr. Yablon is a vice president of the Advisor. He has been with the Advisor since 2004. Prior to joining the Advisor, he was a research analyst at Morgan Stanley where he covered the real estate sector.

The Advisor and the Subadvisors utilize a team-based approach in managing the Fund. Messrs. Cohen, Steers and Harvey are the leaders of this team. Messrs. Crowe, Sullivan and Yablon direct and supervise the execution of the Fund’s investment strategy, and lead and guide the other members of the investment team.

All of the Fund’s portfolio managers collaborate with respect to the process for allocating the Fund’s assets among specific countries and investments in the various regions and countries.

The SAI contains additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities in the Fund.

HOW TO PURCHASE AND SELL FUND SHARES

PRICING OF FUND SHARES

The price at which you can purchase and redeem each class of the Fund’s shares is the NAV of that class of shares next determined after we receive your order in proper form, less any applicable sales charge or redemption fee. Proper form means that your request includes the Fund name and account number, states the amount of the transaction (in dollars or shares), includes the signatures of all owners exactly as registered on the account, signature guarantees (if necessary), any supporting legal documentation that may be required and any outstanding certificates representing shares to be redeemed.

The Fund calculates its NAV per share as of the close of regular trading on the NYSE, generally 4:00 p.m. eastern time, on each day the NYSE is open for trading. Thus, purchase and redemption orders must be received in proper form by the close of trading on the NYSE in order to receive that day’s NAV; orders received after the close of regular trading on the NYSE will receive the NAV next determined. The Fund has authorized one or more brokers to accept on its behalf purchase (and redemption) orders, and these brokers are authorized to designate other intermediaries on the Fund’s behalf. The Fund will be deemed to have received a purchase (or redemption) order when an authorized broker, or that broker’s designee, accepts the order, and that order will be priced at the next computed NAV after this acceptance. The Fund determines NAV per share for each class by dividing

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that class’s share of the net assets of the Fund (i.e. its assets less liabilities) by the total number of outstanding shares of that class.

Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the Advisor determines that bid and/or asked price or a counterparty valuation does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing NAV.

Because the Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Fund does not price its shares, the value of securities held in the Fund may change on days when you will not be able to purchase or redeem Fund shares.

The Fund reserves the right to reject or cancel any purchase order and to withdraw or suspend the offering of shares at any time. In addition, the Fund reserves the right to waive or change its minimum investment requirements. The Fund may also request additional information from you in order to verify your identity. If you do not provide this information or if such information cannot be verified,

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we reserve the right to close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.

PURCHASING THE CLASS OF FUND SHARES THAT IS BEST FOR YOU

Mutual funds typically incur costs for the distribution and servicing of their shares. Many funds pay for these costs by charging a variety of fees to their shareholders. Some of the most common fees include:

• Initial Sales Loads	A percentage fee deducted from your initial investment.

• Contingent Deferred Sales Charges	A percentage fee deducted from your sales proceeds based on the length of time you own your shares.

• Distribution (12b-1) Fees	An annual percentage fee used to pay for distribution expenses.

• Service Fees	An annual percentage fee used to pay for the cost of servicing shareholder accounts.

• Redemption Fee	A percentage fee deducted from your redemption amount.

This Prospectus offers two separate classes of shares to give you flexibility in choosing a fee structure that is most beneficial to you. Each class represents an investment in the same portfolio of securities, but as described below, the classes utilize a combination of the above fees and other features to suit your investment needs. Because each investor’s financial considerations are different, you should speak with your financial advisor to help you decide which share class is best for you.

CLASS A SHARES

•	Initial Sales Loads—The following initial sales loads apply to Class A shares:

	SALES CHARGE AS A PERCENTAGE OF
INVESTMENT AMOUNT	OFFERING PRICE*	NET AMOUNT INVESTED
Less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.75%	2.83%
$500,000 but less than $1 million	2.25%	2.30%
$1 million or more	None	None

*	“Offering Price” is the amount you actually pay for Fund shares; it includes the initial sales charge.

•

Contingent Deferred Sales Charge (CDSC)—None, but if you invest $1,000,000 or more in Class A shares and sell those shares within one year of their purchase, you may pay a charge equal to 1% of the lesser of the current NAV or the original cost of the shares that you sell.

•	Distribution (12b-1) Fees—0.25% of average daily net assets annually.

•	Service Fees—0.10% of average daily net assets annually.

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You may want to purchase Class A shares if:

•	you prefer to pay an initial sales load and have the benefit of lower continuing fees;

•	you expect to maintain your investment for an extended period of time; and

•	you qualify for a reduced initial sales load due to the size of your investment.

Reducing Your Initial Sales Load. As demonstrated in the table above, the size of your investment in Class A shares will affect the initial sales load that you pay. The Fund offers certain methods, which are described below, that you can use to reduce the initial sales load.

Aggregating Accounts. The size of the total investment applies to the total amount being invested by any person, which includes:

•	you, your spouse and children under the age of 21;

•	a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account although more than one beneficiary is involved; and

•	any U.S. bank or investment advisor purchasing shares for its investment advisory clients.

Rights of Accumulation. A person (defined above) may take into account not only the amount being invested, but also the current NAV of the shares of the Fund and shares of other Cohen & Steers open-end funds that impose sales charges (eligible funds) already held by such person in order to reduce the sales charge on the new purchase.

To be entitled to a reduced sales charge pursuant to the Rights of Accumulation, you must notify the Fund, your dealer or other financial intermediary at the time of purchase, and give information related to the other account(s).

Letter of Intention. You may reduce your Class A sales charge by establishing a letter of intention. A letter of intention allows a person (defined above) to aggregate purchases of shares of the Fund and other eligible funds during a 12-month period in order to reduce the sales charge. All shares of the Fund and other eligible funds currently owned will be credited as purchases toward completion of the letter at the greater of their NAV on the date the letter is executed or their cost. You should retain any records necessary to substantiate cost basis because the Fund, Boston Financial Data Services (the Transfer Agent) or your dealer or financial intermediary may not maintain this information. Capital appreciation and reinvested dividends and capital gains distributions do not count toward the required purchase amount during this 12-month period.

The letter is not a binding obligation. However, 5% of the amount specified in the letter will be held in escrow, and if your purchases are less than the amount specified, the Fund will request that you remit the amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If this amount is not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. However, the sales charge applicable to the investment will in no event be higher than if you had not submitted a letter. Please note that no retroactive adjustment will be made if purchases exceed the amount indicated in the letter.

At the time of your purchase, you must inform the Fund, your dealer or other financial intermediary of any other investment in the Fund or in other eligible funds that would count toward reducing your sales load. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a dealer or other financial intermediary other than the one handling your current purchase.

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In addition, you may be asked to provide supporting account statements or other information to allow us to verify your eligibility for a discount. If you do not let the Fund, your dealer or other intermediary know that you are eligible for a discount, you may not receive the discount to which you are otherwise entitled.

You may obtain more information about sales charge reductions and waivers from cohenandsteers.com, the SAI or your dealer or financial intermediary.

Sales at Net Asset Value. Class A shares of the Fund may be sold at NAV (i.e., without a sales charge) to certain investors without regard to investment amount, including investment advisors and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (NAV Purchases).

The Fund will charge a redemption fee of 2.00% of the value of any Class A shares redeemed or exchanged within 60 days of the time of any NAV Purchase (other than those shares acquired through reinvestment of dividends or other distributions) as described below under Other Redemption Information—Payment of Redemption Proceeds.

Dealer Commission. The Distributor may pay dealers a commission of up to 1% on investments of $1 million or more in Class A shares.

Higher Dividends. The net income attributable to, and dividends payable on, the shares of each class is reduced by the amount of annual distribution and other expenses of each class. Because Class A shares bear lower annual distribution and other expenses, they will tend to pay higher dividends than Class C shares.

Reinstatement Privilege. If you redeem your Class A shares and then decide to reinvest in Class A shares of the Fund or another eligible fund, you have a one-time option to, within 120 calendar days of the date of your redemption, use all or any part of the proceeds of the redemption to reinstate, free of an initial sales load, all or any part of your investment in Class A shares of the Fund. If you redeem your Class A shares and your redemption was subject to a CDSC, you may reinstate all or any part of your investment in Class A shares within 120 calendar days of the date of your redemption and receive a credit for the applicable CDSC that you paid. Your investment will be reinstated at the NAV per share next determined after we receive your request. The Transfer Agent must be informed that your new purchase represents a reinstated investment. Reinstated shares must be registered exactly and be of the same class as the shares previously redeemed, and the Fund’s minimum initial investment amount must be met at the time of reinstatement. For the purposes of the CDSC schedule, the holding period will continue as if the Class A shares had not been redeemed. The ability of a shareholder to utilize the reinstatement privilege is subject to the Fund’s right to reject any purchase or exchange order if it believes such shareholder is engaged in or has engaged in, market timing or other abusive trading practices.

CLASS C SHARES

•	Initial Sales Loads—None.

•	CDSC—You may pay a charge equal to 1% of the lesser of the current NAV of your shares or their original cost if you sell your shares within one year of their purchase.

•	Distribution (12b-1) Fees—0.75% of average daily net assets annually.

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•	Service Fees—0.25% of average daily net assets annually.

You may want to purchase Class C shares if:

•	you prefer to have all of your assets invested initially; and

•	you are uncertain as to the length of time you intend to hold your shares of the Fund.

The following is additional information about Class C shares:

Dealer Commission. The Distributor may pay a commission of up to 1% of the amount invested to dealers who sell Class C shares.

No Automatic Conversion Feature. There is no automatic conversion feature, making your investment subject to higher distribution fees for an indefinite period of time, potentially costing you more than owning Class A shares.

Lower Dividends. The net income attributable to, and dividends payable on, the shares of each class is reduced by the amount of annual distribution and other expenses of each class. Because Class C shares bear higher annual distribution and other expenses than Class A shares, they will tend to pay lower dividends than Class A shares.

Each class has advantages and disadvantages for different investors. You should choose the class that best suits your circumstances and objectives.

DEALER COMPENSATION

Dealers will be paid a commission when you buy shares and may also be compensated through the distribution and service fees paid by the Fund. In addition, dealers may charge fees for administrative and other services that such dealers provide to Fund shareholders. These fees may be paid by the Advisor out of its own resources and/or by the Fund pursuant to a networking or sub-transfer agency arrangement. See Additional Information—Networking and Sub-Transfer Agency Fees.

A NOTE ON CONTINGENT DEFERRED SALES CHARGES

For purposes of determining the CDSC, if you sell only some of your shares, shares that are not subject to any CDSC will be sold first (e.g., shares acquired through reinvestment of distributions and shares held longer than the required holding period), followed by shares that you have owned the longest. All CDSCs will be waived on redemptions of shares following the death or disability of a shareholder or to meet the requirements of certain qualified retirement plans. See the SAI for more information.

CLASS I SHARES

The Fund also offers Class I shares, which are described in a separate prospectus and are available for purchase only by certain investors. The Class I shares do not have a front-end sales load or a CDSC, and are not subject to distribution or service fees. To obtain the prospectus that describes the Fund’s Class I shares, contact the Fund or the Distributor by writing to the address or by calling the telephone number listed on the back cover of this Prospectus.

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FORM OF PAYMENT

We will accept payment for shares in two forms:

1. A check drawn on any bank or domestic savings institution. Checks must be payable in U.S. dollars and will be accepted subject to collection at full face value.

2. A bank wire or federal reserve wire of federal funds.

PURCHASES OF FUND SHARES

Initial Purchase By Wire

1. Telephone toll free from any continental U.S. state: (800) 437-9912. When you contact the Transfer Agent, you will need the following information:

•	name of the Fund;

•	class of shares;

•	name(s) in which shares are to be registered;

•	address;

•	social security or tax identification number (where applicable);

•	dividend payment election;

•	amount to be wired;

•	name of the wiring bank; and

•	name and telephone number of the person to be contacted in connection with the order.

The Transfer Agent will assign you an account number.

2. Instruct the wiring bank to transmit at least the required minimum amount (see Purchase and Sale of Fund Shares above) to the custodian:

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

ABA # 011000028

Account: DDA #99055287

Attn: Cohen & Steers Emerging Markets Real Estate Fund, Inc.

For further credit to: (Account name)

Account Number: (provided by the Transfer Agent)

3. Complete the Subscription Agreement attached to this Prospectus and mail the Subscription Agreement to the Transfer Agent:

Boston Financial Data Services

Attn: Cohen & Steers Funds

P.O. Box 8123

Boston, Massachusetts 02266-8123

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Initial Purchase By Mail

1. Complete the Subscription Agreement attached to this Prospectus.

2. Mail the Subscription Agreement and a check in at least the required minimum amount per class purchased (see Purchase and Sale of Fund Shares above), payable to the Fund, to the Transfer Agent at the above address.

Additional Purchases By Wire

1. Telephone toll free from any continental U.S. state: (800) 437-9912. When you contact the Transfer Agent, you will need the following information:

•	name of the Fund;

•	class of shares;

•	account number;

•	amount to be wired;

•	name of the wiring bank; and

•	name and telephone number of the person to be contacted in connection with the order.

2. Instruct the wiring bank to transmit at least the required minimum amount (see Purchase and Sale of Fund Shares above) to the custodian:

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

ABA # 011000028

Account: DDA #99055287

Attn: Cohen & Steers Emerging Markets Real Estate Fund, Inc.

For further credit to: (Account Name)

Account Number: (provided by the Transfer Agent)

Additional Purchases By Mail

1. Make a check payable to the Fund in at least the required minimum amount (see Purchase and Sale of Fund Shares above). Write your Fund account number and the class of shares to be purchased on the check.

2. Mail the check and the detachable stub from your account statement (or a letter providing your account number) to the Transfer Agent at the address set forth above.

Purchases By ACH

You may purchase additional shares of the Fund by automated clearing house (ACH). To elect the Auto-Buy option, select it on your Subscription Agreement or call the Transfer Agent and request an optional shareholder services form. ACH is similar to the pre-authorized automatic investment plan, except that you may choose the date on which you want to make the purchase. We will need a voided check or deposit slip before you may purchase by ACH. If you are interested in this option, please call (800) 437-9912.

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PURCHASES THROUGH DEALERS AND INTERMEDIARIES

You may purchase the Fund’s shares through authorized dealers and other financial intermediaries.

Financial service firms that do not have a sales agreement with the Distributor also may place orders for purchases of the Fund’s shares, but may charge you a transaction fee in addition to the applicable initial sales charge.

Dealers and financial service firms are responsible for promptly transmitting purchase orders to the Distributor. These dealers and financial service firms may also impose charges for handling transactions placed through them that are in addition to the sales charges or any other charges described in this Prospectus. Such charges may include processing or service fees, which are typically fixed dollar amounts. You should contact your dealer or financial service firm for more information about any additional charges that may apply.

PURCHASES THROUGH THE DISTRIBUTOR

You also may purchase shares of the Fund directly through the Distributor by mailing a check made payable to Cohen & Steers Emerging Markets Real Estate Fund, Inc. along with the completed Subscription Agreement to Cohen & Steers Emerging Markets Real Estate Fund, Inc. c/o Boston Financial Data Services, P.O. Box 8123, Boston, Massachusetts 02266-8123. The Distributor will deduct any applicable sales charge from your payment.

AUTOMATIC INVESTMENT PLAN

The Fund’s automatic investment plan (the Plan) provides a convenient way to invest in the Fund. Under the Plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this Plan, please refer to the automatic investment plan section of the Subscription Agreement attached to this Prospectus or contact your dealer. The market value of the Fund’s shares may fluctuate, and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the Plan at any time by notifying the Fund by mail or telephone at the address or number on the back cover of this Prospectus.

EXCHANGE PRIVILEGE

You may exchange some or all of your Fund shares for shares of other Cohen & Steers open-end funds, provided that you meet applicable investment minimums. If you exchange Fund shares for shares of another Cohen & Steers open-end fund that imposes sales charges, you must exchange into shares of the same class of such other fund. In computing the holding period for purposes of the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by the permitted exchange, assuming you exchange into shares of the same class. If you exchange Fund shares for shares of another Cohen & Steers fund that does not impose any sales charges or for shares of SSgA Money Market Fund (described below), then that exchange will be subject to any applicable CSDCs. Similarly, if you exchange shares of another Cohen & Steers fund that does not impose any sales charges or exchange shares of SSgA Money Market Fund for shares of the Fund, then that exchange will be subject to applicable initial sales charges.

You may, under certain circumstances, exchange Fund shares for a different class of shares of the same Fund, and move shares held in certain types of accounts to a different type of account or to a new

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account maintained by a financial intermediary. To qualify for a potential exchange, you must be eligible to purchase the class of shares you wish to exchange into (including satisfying any applicable investment minimum) and, if you invest in the Fund through an intermediary, your intermediary must have an arrangement with the Distributor to offer such class. No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund share class exchange is not expected to result in the realization by the investor of a capital gain or loss; however, shareholders are advised to consult with their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund. Please speak with your financial intermediary or tax advisor if you have any questions.

The Fund will charge a 2.00% redemption fee on certain Class A exchange transactions. See Other Redemption Information—Payment of Redemption Proceeds.

The Fund also makes available for exchange shares of SSgA Money Market Fund, which is advised by SSgA Funds Management, Inc. You may request a prospectus and application for the SSgA Money Market Fund by calling (800) 437-9912. Please read the prospectus carefully before you invest.

An exchange of shares may result in your realizing a taxable gain or loss for income tax purposes. See Additional Information—Tax Considerations. The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold. Before you exercise the exchange privilege, you should read the prospectus of the fund whose shares you are acquiring. Certain dealers and other financial intermediaries may limit or prohibit your right to use the exchange privilege and may charge you a fee for exchange transactions placed through them.

We have adopted reasonable procedures that are designed to ensure that any telephonic exchange instructions are genuine. Neither the Fund nor its agents will be liable for any loss or expenses if we act in accordance with these procedures. We may modify or revoke the exchange privilege for all shareholders upon 60 days’ prior written notice and this privilege may be revoked immediately with respect to any shareholder if the Fund believes that this shareholder is engaged in, or has engaged in, market timing or other abusive trading practices. For additional information concerning exchanges, or to make an exchange, please call the Transfer Agent at (800) 437-9912.

HOW TO SELL FUND SHARES

You may sell or redeem your shares through authorized dealers, other financial intermediaries or through the Transfer Agent. If your shares are held in your dealer’s “street name,” you must redeem your shares through your dealer.

Redemptions Through Dealers and Intermediaries

If you have an account with an authorized dealer or other intermediary, you may submit a redemption request to such dealer or intermediary. They are responsible for promptly transmitting redemption requests to the Distributor. Dealers and intermediaries may impose charges for handling redemption transactions placed through them that are in addition to any other charges described in this Prospectus. Such charges may include processing or service fees, which are typically fixed dollar amounts. You should contact your dealer or intermediary for more information about additional charges that may apply.

Redemption By Telephone

To redeem shares by telephone, call the Fund’s Transfer Agent at (800) 437-9912. In order to be honored at that day’s price, we must receive any telephone redemption requests by the close of regular

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trading on the NYSE, generally 4:00 p.m., eastern time. Orders received after the close of regular trading on the NYSE will receive the NAV next determined.

If you would like to change your telephone redemption instructions, you must send the Transfer Agent written notification signed by all of the account’s registered owners, accompanied by signature guarantee(s), as described below.

We may modify or suspend telephone redemption and exchange privileges without notice during periods of drastic economic or market changes. We have adopted reasonable procedures that are designed to ensure that any telephonic redemption instructions are genuine. Neither the Fund nor its agents will be liable for any loss or expenses if we act in accordance with these procedures. We may modify or terminate the telephone redemption privilege at any time on 30 days’ notice to shareholders.

Redemption By Mail

You can redeem Fund shares by sending a written request for redemption to the Transfer Agent:

Boston Financial Data Services

P.O. Box 8123

Boston, Massachusetts 02266-8123

Attn: Cohen & Steers Emerging Markets Real Estate Fund, Inc.

A written redemption request must:

•	state the number of shares or dollar amount to be redeemed;

•	identify your account number and tax identification number; and

•	be signed by each registered owner exactly as the shares are registered.

If the shares to be redeemed were issued in certificate form, the certificate must be endorsed for transfer (or be accompanied by a duly executed stock power) and must be submitted to the Transfer Agent together with a redemption request.

For redemptions made by corporations, executors, administrators or guardians, the Transfer Agent may require additional supporting documents evidencing the authority of the person making the redemption (including evidence of appointment or incumbency). For additional information regarding the specific documentation required, contact the Transfer Agent at (800) 437-9912.

The Transfer Agent will not consider your redemption request to be properly made until it receives all required documentation in proper form.

OTHER REDEMPTION INFORMATION

Payment of Redemption Proceeds. The Fund will send you redemption proceeds by check. However, if you made an election on the Subscription Agreement to receive redemption proceeds by wire, the Fund will send the proceeds by wire to your designated bank account. When proceeds of a redemption are to be paid to someone other than the shareholder, either by wire or check, you must send a letter of instruction and the signature(s) on the letter of instruction must be guaranteed, as described below, regardless of the amount of the redemption. The Transfer Agent will normally mail checks for redemption proceeds within five business days. Redemptions by wire will normally be sent within two business days. The Fund will delay the payment of redemption proceeds, however, if your check used to pay for the shares to be redeemed has not cleared, which may take up to 15 days or more. The Fund

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may suspend the right of redemption or postpone the date of payment if trading is halted or restricted on the NYSE or under other emergency conditions as permitted by the 1940 Act.

The Fund will pay redemption proceeds in cash, by check or wire, unless the Board of Directors believes that economic conditions exist which make redeeming in cash detrimental to the best interests of the Fund. In the event that this were to occur, all or a portion of your redemption proceeds would consist of readily marketable portfolio securities of the Fund transferred into your name. You would then incur brokerage costs in converting the securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

The Fund will charge a redemption fee of 2.00% of the value of any Class A shares redeemed or exchanged within 60 days of the time of any NAV Purchase (other than those shares acquired through reinvestment of dividends or other distributions) to certain investors that are authorized to purchase Class A shares at NAV without regard to investment amount. Since the Fund is designed to be a long-term investment, this fee is intended to compensate the Fund for costs imposed when NAV Purchases are redeemed shortly after the purchase. For purposes of calculating the redemption fee, Class A shares that are held longer than 60 days, and Class A shares acquired by reinvestment of dividends or distributions, will be deemed to have been sold first. The redemption fee may not apply to redemptions or exchanges of shares: (i) held in certain omnibus accounts, including retirement, pension, profit sharing and other qualified plans, as well as bank or trust company accounts, (ii) held through firm-sponsored, discretionary asset allocation or wrap programs or other fee-based programs that utilize periodic rebalancing of assets and that the Fund determines are not designed to facilitate short-term trading, (iii) due to the death or disability of a shareholder, (iv) in connection with required distributions and certain other transactions in an individual retirement account or qualified retirement plan and (v) redemption of shares by certain other accounts in the absolute discretion of the Fund when a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

In addition to the circumstances noted above, the Fund reserves the right to grant additional waivers based on such factors as operational limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through a financial intermediary in an omnibus or other group account, the Fund relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain intermediaries may not apply the exceptions listed above. If you invest through a financial intermediary, please contact your intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

Signature Guarantee. You may need to have your signature guaranteed (STAMP 2000 Medallion) in certain situations, such as:

•	written requests to wire redemption proceeds (if not previously authorized on the Subscription Agreement);

•	sending redemption proceeds to any person, address or bank account not on record; and

•	transferring redemption proceeds to a Cohen & Steers fund account with a different registration (name/ownership) from yours.

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You can obtain a signature guarantee from most banks, savings institutions, broker-dealers and other guarantors acceptable to the Fund. The Fund cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud. A Signature Validation Program (SVP) stamp may be accepted for certain non-financial shareholder account changes.

Redemption of Small Accounts. If your Fund account has a value of $1,000 or less as the result of any voluntary redemption, we may redeem your remaining shares. We will, however, give you 30 days’ notice of our intention to do so. During this 30-day notice period, you may make additional investments to increase your account value to $1,000 (the minimum purchase amount) or more and avoid having the Fund automatically liquidate your account.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund is designed for long-term investors with investment horizons of at least two months. Excessive trading, short-term market timing or other abusive trading practices may disrupt portfolio management strategies and harm portfolio performance. For example, in order to handle large flows of cash into and out of a fund, a portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance. Additionally, excessive trading is a concern for the Fund because the Fund’s portfolio will have foreign securities and therefore could be subject to time-zone arbitrage.

Because of potential harm to the Fund and its long-term investors, the Board of Directors of the Fund has adopted policies and procedures to discourage and prevent excessive trading and short-term market timing. As part of these policies and procedures, the Advisor monitors purchase, exchange and redemption activity in Fund shares. The intent is not to inhibit legitimate strategies such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in frequent trading of the Fund’s shares. Under these procedures, the Fund generally prohibits more than two purchases and sales or exchanges of its shares within a 60 calendar day period.

The following transactions are excluded when determining whether trading activity is excessive: (i) transfers associated with systematic purchases or redemptions; (ii) transactions through firm-sponsored, discretionary asset allocation or wrap programs; and (iii) transactions subject to the trading policy of an intermediary that the Fund deems materially similar to the Fund’s policy.

If, based on these procedures, the Advisor determines that a shareholder is engaged in, or has engaged in, market timing or excessive trading, we may place a temporary or permanent block on all further purchases or exchanges of Fund shares.

Multiple accounts under common ownership or control may be considered one account for the purpose of determining a pattern of excessive trading, short-term market timing or other abusive trading practices.

In addition, the Fund charges a 2.00% redemption fee on certain redemptions and this fee is intended to compensate the Fund for the costs that short-term investors impose. The Fund will also utilize fair value pricing in an effort to reduce arbitrage opportunities available to short-term traders.

Due to the complexity involved in identifying excessive trading and market timing activity, there can be no guarantee that the Fund will be able to identify and restrict such activity in all cases. Additionally, it is more difficult for the Fund to monitor the trading activity of beneficial owners of the Fund shares who hold those shares through 401(k) and other group retirement plans and other omnibus

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arrangements maintained by broker/dealers and other intermediaries. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares in a single account.

In certain circumstances the Fund may accept frequent trading restrictions of intermediaries that differ from the Fund’s policies. Since such intermediaries execute or administer transactions with many fund families, it may be impractical for them to enforce a particular fund’s frequent trading or exchange policy. These alternate trading restrictions would be authorized only if the Fund believes that the alternate restrictions would provide reasonable protection to the Fund and its shareholders.

ADDITIONAL INFORMATION

DISTRIBUTION PLAN

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (a Distribution Plan), which allows the Fund to pay distribution fees for the sale and distribution of its shares. Under this Distribution Plan, the Fund may pay the Distributor a quarterly distribution fee at an annual rate of up to 0.25% of average daily value of the Fund’s net assets attributable to the Class A shares and 0.75% of the average daily value of the Fund’s net assets attributable to the Class C shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Distributor is obligated to use the amounts received under the Distribution Plan for payments to qualifying dealers for their assistance in the distribution of the Fund’s shares and for other expenses such as advertising costs and the payment for the printing and distribution of Prospectuses to prospective investors. Payments received under the Distribution Plan with respect to Class A and Class C shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of the Distributor. The Distributor bears distribution expenses to the extent they are not covered by payments under the Distribution Plan. Any distribution expenses incurred by the Distributor in any fiscal year of the Fund, which are not reimbursed from payments under the Distribution Plan accrued in such fiscal year, will not be carried over for payment under the Distribution Plan in any subsequent year.

SHAREHOLDER SERVICES PLAN

The Fund has adopted a shareholder services plan, pursuant to which the Fund pays the Distributor a fee at an annual rate of up to 0.10% of the average daily NAV of the Fund’s Class A shares and up to 0.25% of the average daily NAV of the Fund’s Class C shares for shareholder account service and maintenance. Under this plan, the Fund or the Distributor may enter into agreements with qualified financial institutions to provide these shareholder services, and the Distributor is responsible for payment to the financial institutions. Services provided may vary based on the services offered by your financial institution and the class of shares in which you invest. You should contact your financial institution about services offered and which share class is best for you.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also enter into agreements with financial intermediaries pursuant to which the Fund will pay financial intermediaries for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net

33

assets of Fund shareholders serviced by such financial intermediaries, or (2) the number of Fund shareholders serviced by such financial intermediaries. Any payments made pursuant to such an agreement are in addition to, rather than in lieu of, Rule 12b-1 or shareholder services fees the financial intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, the Advisor may pay a portion of the fees for networking or sub-transfer agency at its own expense and out of its own profits.

OTHER COMPENSATION

The Advisor and the Distributor may make payments from their own resources to dealers and other financial intermediaries for distribution, administrative or other services. Please contact your dealer or intermediary for details about payments it may receive.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare and pay dividends from its investment income semi-annually. The Fund intends to distribute net realized capital gains, if any, at least once each year, normally in December. The Transfer Agent will automatically reinvest your dividends and distributions in additional shares of the Fund unless you elected on your Subscription Agreement to have them paid to you in cash.

TAX CONSIDERATIONS

The following tax discussion assumes you are a U.S. shareholder. This discussion offers only a brief outline of the federal income tax consequences of investing in the Fund and is based on the federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. In the SAI, we have provided more detailed information regarding the tax consequences of investing in the Fund.

Dividends paid to you out of the Fund’s “investment company taxable income” as that term is defined in the Code, determined without regard to the deduction for dividends paid, will be taxable to you as ordinary dividend income. If a portion of the Fund’s income consists of dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund may be eligible for the corporate dividends received deduction (DRD). In addition, for taxable years beginning on or before December 31, 2012, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income (QDI) will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both you and the Fund. Dividend income that the Fund receives from REITs will generally not be treated as QDI. There can be no assurance that favorable tax treatment of QDI will continue following December 31, 2012. A foreign corporation is a “qualified foreign corporation” if it is (1) incorporated in a possession of the United States or is eligible for benefits of a comprehensive income tax treaty with the United States that the United States Treasury Department determines is satisfactory for this purpose and that includes an exchange of information program or (2) any other foreign corporation with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A “qualified foreign corporation” does not include any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Because of the fact-specific nature of the inquiry, the Fund cannot predict at this time what portion, if any, of the dividends it will receive from foreign corporations will be eligible for the reduced rates of

34

taxation applicable to QDI. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Fund shares; any such distributions in excess of your tax basis is treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Fund shares. If you buy shares of the Fund when the Fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

Each year, we will notify you of the tax status of dividends and other distributions.

If you sell or redeem your Fund shares, or exchange them for shares of another Cohen & Steers open-end fund, you may realize a capital gain or loss (provided the shares are held as a capital asset) which will be long-term or short-term, depending on your holding period for the shares.

For taxable years beginning after December 31, 2012, recently enacted legislation will generally impose a tax on the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” will generally include interest, dividends (including dividends paid with respect to Fund shares), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of Fund shares) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Shareholders are advised to consult their own tax advisors regarding additional taxation of net investment income.

We may be required to withhold U.S. federal income tax from all taxable distributions and redemptions payable if you:

•	fail to provide us with your correct taxpayer identification number;

•	fail to make required certifications; or

•	have been notified by the Internal Revenue Service that you are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Certain dividends and other distributions received from sources outside the United States may be subject to withholding taxes imposed by other countries. In the event that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may make an election to pass through to its shareholders the amount of foreign taxes paid by it.

The Fund has elected to be treated as, and intends to qualify each year as, a regulated investment company under U.S. federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividends paid) and net tax-exempt interest, the Fund will not be required to pay U.S. federal income taxes on any income it distributes to shareholders. Additionally, if the Fund distributes less than an amount equal to the sum of 98.2% of its ordinary

35

income for the calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any ordinary income and capital gain net income from previous years that was not distributed, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Fund intends to make sufficient distributions of its income to satisfy the distribution requirement and prevent application of the excise tax.

Fund distributions also may be subject to state and local taxes.

You should consult with your own tax advisor regarding the particular consequences of investing in the Fund.

A non-resident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (foreign shareholders) are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

PRIVACY POLICY*

In the course of doing business with Cohen & Steers, you may share personal information with us. We are committed to maintaining the privacy of this information and recognize the importance of preventing unauthorized access to it. You may provide personal information (such as your address and social security number) on Subscription Agreements and requests for forms or other literature and through account transactions with us (such as purchases, sales and requests for account balances). You may also provide us with this information through written, electronic and telephone account inquiries.

We do not sell personal information about current and former customers to anyone, and we do not disclose it unless necessary to process a transaction, service an account or as otherwise required or permitted by law. For example, we may disclose information to companies that perform administrative services for Cohen & Steers, such as transfer agents, or printers that assist us in the distribution of investor materials. These organizations will use this information only for purposes of providing the required services or as otherwise may be required by law. We may also share personal information within the Cohen & Steers family of companies.

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Cohen & Steers, we restrict access to your personal information to those employees who need it to perform their jobs, such as servicing your account or informing you of new products and services.

The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at (800) 330-7348. We will be happy to review, correct or update your personal or account information.

*	This privacy policy applies to the following Cohen & Steers companies: Cohen & Steers Capital Management, Inc., Cohen & Steers Securities, LLC and the Cohen & Steers Funds.

36

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Fund’s Class A shares and Class C shares for the fiscal years ended October 31, 2010, 2009, 2008 and 2007 and the fiscal period from inception through October 31, 2006. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). These financial highlights have been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s audited financial statements, is included in the Fund’s current annual report, which is available free of charge upon request.

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended October 31,					For the Period July 31, 2006(a) through October 31, 2006
Per Share Operating Performance:	2010		2009	2008	2007
Net asset value, beginning of period	$9.15		$6.97	$16.73	$12.39	$11.46

Income from investment operations:
Net investment income	0.11	(b)	0.12 (b)	0.12 (b)	0.09 (b)	0.06	(c)
Net realized and unrealized gain (loss)	1.19		2.09	(8.45)	4.56	0.87

Total from investment operations	1.30		2.21	(8.33)	4.65	0.93

Less dividends and distributions to shareholders from:
Net investment income	(1.04)		(0.03)	(0.92)	(0.29)	—
Net realized gain	—		—	(0.46)	(0.04)	—
Tax return of capital	—		—	(0.07)	—	—

Total dividends and distributions to shareholders	(1.04)		(0.03)	(1.45)	(0.33)	—

Redemption fees retained by the Fund	0.00	(d)	0.00 (d)	0.02	0.02	—

Net increase (decrease) in net asset value	0.26		2.18	(9.76)	4.34	0.93

Net asset value, end of period	$9.41		$9.15	$6.97	$16.73	$12.39

Total investment return(e)	15.88%		31.80%	–53.78%	38.44%	8.12	%(f)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$27.0		$28.7	$42.4	$167.0	$66.3

Ratio of expenses to average daily net assets (before expense reduction)	2.19	%(h)	2.37%	1.86%	1.86%	3.00	%(g)

Ratio of expenses to average daily net assets (net of expense reduction)	1.80	%(h)	1.80%	1.79%	1.80%	1.80	%(g)

Ratio of net investment income to average daily net assets (before expense reduction)	0.86	%(h)	1.08%	0.98%	0.56%	2.47	%(g)

Ratio of net investment income to average daily net assets (net of expense reduction)	1.26	%(h)	1.65%	1.04%	0.62%	3.22	%(g)

Portfolio turnover rate	94%		134%	77%	100%	3	%(f)

(a)	Commencement of operations.
(b)	Calculation based on average shares outstanding.
(c)	49.6% of total net investment income was attributable to a special dividend paid by Great Eagle Holdings Ltd.
(d)	Amount is less than $0.005.
(e)	Does not reflect sales charges, which would reduce return.
(f)	Not annualized.
(g)	Annualized.
(h)	Reflects Fund level ratio for non-class specific expenses.

37

FINANCIAL HIGHLIGHTS—(CONTINUED)

	Class C
	For the Year Ended October 31,						For the Period July 31, 2006(a) through October 31, 2006
Per Share Operating Performance:	2010		2009	2008	2007
Net asset value, beginning of period	$9.08		$6.93	$16.65	$12.37		$11.46

Income from investment operations:
Net investment income (loss)	0.05	(b)	0.07 (b)	0.05 (b)	(0.00	)(b),(c)	0.03	(d)
Net realized and unrealized gain (loss)	1.18		2.09	(8.43)	4.55		0.88

Total from investment operations	1.23		2.16	(8.38)	4.55		0.91

Less dividends and distributions to shareholders from:
Net investment income	(0.98)		(0.01)	(0.83)	(0.25)		—
Net realized gain	—		—	(0.46)	(0.04)		—
Tax return of capital	—		—	(0.07)	—		—

Total dividends and distributions to shareholders	(0.98)		(0.01)	(1.36)	(0.29)		—

Redemption fees retained by the Fund	0.00	(c)	0.00 (c)	0.02	0.02		—

Net increase (decrease) in net asset value	0.25		2.15	(9.72)	4.28		0.91

Net asset value, end of period	$9.33		$9.08	$6.93	$16.65		$12.37

Total investment return(e)	15.05%		31.17%	–54.10%	37.53%		7.95	%(f)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$18.3		$21.5	$25.9	$87.9		$12.2

Ratio of expenses to average daily net assets (before expense reduction)	2.84	%(h)	3.02%	2.51%	2.51%		3.52	%(g)

Ratio of expenses to average daily net assets (net of expense reduction)	2.45	%(h)	2.45%	2.44%	2.45%		2.45	%(g)

Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.22	%(h)	0.39%	0.38%	(0.06)%		2.49	%(g)

Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	0.62	%(h)	0.97%	0.44%	(0.01)%		3.10	%(g)

Portfolio turnover rate	94%		134%	77%	100%		3	%(f)

(a)	Commencement of operations.
(b)	Calculation based on average shares outstanding.
(c)	Amount is less than $0.005.
(d)	49.6% of total net investment income was attributable to a special dividend paid by Great Eagle Holdings Ltd.
(e)	Does not reflect sales charges, which would reduce return.
(f)	Not annualized.
(g)	Annualized.
(h)	Reflects Fund level ratio for non-class specific expenses.

38

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND

THE USA PATRIOT ACT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means for you: when you open an account, we will ask you for your name, address, date of birth and other information that will allow us to identify you. This information will be verified to ensure the identity of all individuals opening a mutual fund account.

SUBSCRIPTION AGREEMENT

1	Account Type (Please print; indicate only one registration type)
☐	A. Individual or Joint Account*

	-	-
Name	Social Security Number**		Date of Birth

	-	-
Name of Joint Owner, if any	Social Security Number**		Date of Birth

Citizenship: ☐ U.S. Citizen ☐ Resident Alien ☐ Nonresident Alien***:

Country of Citizenship

☐	B. Uniform Gifts/Transfers to Minors (UGMA/UTMA)

	-	-
Custodian’s name (only one permitted)	Social Security Number**		Date of Birth
	-	-
Minor’s name (only one permitted)	Social Security Number**		Date of Birth

under the Uniform Gifts/Transfers to Minors Act
(state residence of minor)

Citizenship of custodian:	☐	U.S. Citizen	☐	Resident Alien	☐	Nonresident Alien***:
Country of Citizenship

Citizenship of minor:	☐	U.S. Citizen	☐	Resident Alien	☐	Nonresident Alien***:
Country of Citizenship

☐	C. Trust, Corporation or Other Entity

Name of Trust, Corporation or Other Entity	Tax Identification Number**	Date of Trust Agreement

Check the box that describes the entity establishing the account:

☐	U.S. Financial Institution governed by a federal regulator.

☐	Bank governed by a U.S. state bank regulator.

☐	Corporation. Attach a copy of the certified articles of incorporation or business license unless the corporation is publicly traded on the New York Stock Exchange or Nasdaq Stock Market. If so, please provide ticker symbol:

☐	Retirement plan governed by ERISA.

☐	Trust. Attach a copy of the Trust Agreement.

☐	Partnership. Attach a copy of Partnership Agreement.

☐	U.S. Government Agency or Instrumentality.

☐	Foreign correspondent account, foreign broker-dealer or foreign private banking account.

☐	Other. Attach copy of document that formed entity or by laws or similar document. Call (800) 437-9912 to see if additional information is required.

*	All joint registrations will be registered as “joint tenants with rights of survivorship” unless otherwise specified.
**	If applied for, include a copy of application for social security or tax identification number.
***	Nonresident aliens must include a copy of a government-issued photo ID with this application.

EMRESAGAC-0311

2	Authorized Persons
If you are establishing an account under 1C above as a (i) Corporation (non-publicly traded), (ii) Partnership, (iii) Trust or (iv) Other, information on each of the individuals authorized to effect transactions must be provided below:

	-	-
Authorized Individual/Trustee	Social Security Number*		Date of Birth

	-	-
Authorized Individual/Trustee	Social Security Number*		Date of Birth

Citizenship: ☐ U.S. Citizen ☐ Resident Alien ☐ Nonresident Alien**:

Country of Citizenship

(If there are more than two authorized persons, provide the information, in the same format, on a separate sheet for each such additional person.)

*	If applied for, include a copy of application for social security number.
**	Nonresident aliens must include a copy of a government-issued photo ID with this application.

3	Address
(If mailing address is a post office box, a street address is also required. APO and FPO addresses will be accepted) Registrant Street Address

( )
Street	Home Telephone Number
( )
City and State Zip Code	Business Telephone Number

Mailing Address	City	State	Zip

Joint Registrant Street Address (required if different than Registrant Address above)

Address	City	State	Zip

4	Investment Information

Class of shares (please check one):    ☐  A    ☐  C

    (Class A purchased if no box checked)

$                           Amount to invest ($1,000 minimum investment). Do not send cash. Investment will be paid for by

(please check one):

☐	Check or draft made payable to “Cohen & Steers Emerging Markets Real Estate Fund, Inc.”

☐	Wire through the Federal Reserve System.*

*	Call (800) 437-9912 to notify the Fund of investments by wire and to obtain an account number. See the Purchases of Fund Shares section of the prospectus for wire instructions.

5	Automatic Investment Plan

A.	The automatic investment plan makes possible regularly scheduled monthly purchases of Fund shares. The Fund’s Transfer Agent can arrange for an amount of money selected by you ($100 minimum) to be deducted from your checking account and used to purchase shares of the Fund.

Please debit $                            from my checking account beginning on                            *.

(Month)

Please debit my account on (check one):  ☐  1st of Month        ☐  15th of Month

B.	☐ Check here to establish the Auto-Buy option, which allows you to make additional investments on dates you choose by having an amount of money selected by you ($100 minimum) deducted from your checking account.*

*	To initiate the Automatic Investment Plan or the Auto-Buy option, Section 10 of this Subscription Agreement must be completed.

Please continue application on reverse side.

6	Reduced Sales Charge (Class A Only)

Aggregating Accounts or Rights of Accumulation

☐	I apply for Aggregating Accounts reduced sales charges based on the following accounts:

☐	I apply for Rights of Accumulation reduced sales charges based on the following accounts:

Account Name	Social Security Number
1.	-	-

2.	-	-

3.	-	-

Letter of Intent

☐	I am already investing under an existing Letter of Intention.

☐	I agree to the Letter of Intention provisions in the Fund’s current Prospectus. During a 12 month period, I plan to invest a dollar amount of at least: ☐ $100,000 ☐ $250,000 ☐ $500,000 ☐ $1,000,000

Net Asset Value Purchase

☐	I certify that I qualify for an exemption from the sales charge by meeting the conditions set forth in the Prospectus.

7	Exchange Privileges

Exchange privileges will be automatically granted unless you check the box below. Shareholders wishing to exchange into other Cohen & Steers Funds or the SSgA Money Market Fund should consult the Exchange Privilege section of the Prospectus. (Note: If shares are being purchased through a dealer, please contact your dealer for availability of this service.)

☐	I decline the exchange privilege.

8	Redemption Privileges

Shareholders may select the following redemption privileges by checking the box(es) below. See How to Sell Fund Shares section of the Prospectus for further details. Redemption privileges will be automatically declined for boxes not checked.

☐	I authorize the Transfer Agent to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund’s current Prospectus.

☐	I wish to have redemption proceeds paid by wire (please complete Section 10).

9	Distribution Options

Dividends and capital gains may be reinvested or paid by check. If no options are selected below, both dividends and capital gains will be reinvested in additional Fund shares.

Dividends	☐ Reinvest.	☐ Pay in cash.

Capital Gains	☐ Reinvest.	☐ Pay in cash.

☐	I wish to have my distributions paid by wire (please complete Section 10).

10	Bank of Record (for Wire Instructions and/or Automatic Investment Plan)

Please attach a voided check from your bank account.

Bank Name	Bank ABA Number

Street or P.O. Box	Bank Account Number

City and State Zip Code	Account Name

11	Signature and Certifications

(a)	By signing this agreement, I represent and warrant that:

(1)	I have the full right, power, capacity and authority to invest in the Fund;

(2)	I am of legal age in my state of residence or am an emancipated minor;

(3)	All of the information on this agreement is true and correct; and

(4)	I will notify the Fund immediately if there is any change in this information.

(b)	I have read the current Prospectus of the Fund and this agreement and agree to all their terms. I also agree that any shares purchased now or later are and will be subject to the terms of the Fund’s Prospectus as in effect from time to time. Further, I agree that the Fund, its administrators and service providers and any of their directors, trustees, employees and agents will not be liable for any claims, losses or expenses (including legal fees) for acting on any instructions believed to be genuine, provided that reasonable security procedures have been followed. If an account has multiple owners, the Fund may rely on the instructions of any one account owner unless all owners specifically instruct the Fund otherwise.

(c)	I am aware that under the laws of certain states, the assets in my account may be transferred (escheated) to the state if no activity occurs in the account within a specified period of time.

(d)	If I am a U.S. citizen, resident alien, or a representative of a U.S. entity, I certify, under penalty of perjury, that:

(1)	The taxpayer identification number and tax status shown on this form are correct.

(2)	I am not subject to backup withholding because:

•	I am exempt from backup withholding, OR

•	I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, OR

•	The IRS has notified me that I am no longer subject to backup withholding.

NOTE: If you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return, you must cross out this Item 2.

(3)	I am a U.S. person (including resident alien).

(e)	If I am a nonresident alien, I understand that I am required to complete and attach the appropriate Form W-8 to certify my foreign status.

(1)	Indicate country of residence for tax purposes
Under penalty of perjury, I certify that I am not a U.S. citizen or resident alien and I am an exempt foreign person as defined by the IRS.

(f)	Additional Certification:

(1)	Neither I (we), nor any person having a direct or indirect beneficial interest in the shares to be acquired, appears on any U.S. Government published list of persons who are known or suspected to engage in money laundering activities, such as the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control of the United States Department of the Treasury. I (we) do not know or have any reason to suspect that (i) the monies used to fund my (our) investment have been or will be derived from or related to any illegal activities and (ii) the proceeds from my (our) investment will be used to finance any illegal activities.

(2)	I agree to provide such information and execute and deliver such documents as the Fund may reasonably request from time to time to verify the accuracy of the information provided in connection with the opening of an account or to comply with any law, rule or regulation to which the Fund may be subject, including compliance with anti-money laundering laws.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

x		x

Signature* (Owner, Trustee, Etc.)	Date	Signature* (Joint Owner, Co-Trustee)	Date

Name and Title

*	If shares are to be registered in (1) joint names, both persons should sign, (2) a custodian’s name, the custodian should sign, (3) a trust, the trustee(s) should sign, or (4) a corporation or other entity, an officer or other authorized person should sign and print name and title above. Persons signing as representatives or fiduciaries of corporations, partnerships, trusts or other organizations are required to furnish corporate resolutions or similar documents providing evidence that they are authorized to effect securities transactions on behalf of the investor (alternatively, the secretary or another designated officer of the entity may certify the authority of the persons signing on the space provided above).

Mail to: Boston Financial Data Services, P.O. Box 8123, Boston, MA 02266-8123

For Authorized Dealer Use Only

We hereby authorize the Transfer Agent to act as our agent in connection with the transactions authorized by the Subscription Agreement and agree to notify the Transfer Agent of any purchases made under a Letter of Intention, Rights of Accumulation or Aggregating Accounts. If the Subscription Agreement includes a Telephone Redemption Privilege, we guarantee the signature(s) above.

Dealer’s Name	Dealer Number

Main Office Address	Branch Number

Representative’s Name	Rep. Number

( )

Branch Address	Telephone Number

Authorized Signature of Dealer	Date

TO OBTAIN ADDITIONAL INFORMATION ABOUT THE FUND

If you would like additional information about Cohen & Steers Emerging Markets Real Estate Fund, Inc., the following documents are available to you without any charge either upon request or at cohenandsteers.com:

•

Annual/Semi-Annual Reports—Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affect the Fund’s performance during its most recent fiscal period.

•

Statement of Additional Information—Additional information about the Fund’s investments, structure and operations can be found in the SAI. The information presented in the SAI is incorporated by reference into this Prospectus and is legally considered to be part of the Prospectus.

To request a free copy of any of the materials described above as well as other information, or to make any other inquiries, please contact us:

By telephone	(800) 437-9912
By mail	Cohen & Steers Emerging Markets Real Estate Fund, Inc.
c/o Boston Financial Data Services
P.O. Box 8123
Boston, Massachusetts 02266-8123
By e-mail	marketing@cohenandsteers.com
On the Internet	cohenandsteers.com

This information may also be available from your broker or financial intermediary. In addition, information about the Fund (including the Fund’s SAI) may also be obtained from the SEC:

•

By going to the SEC’s Public Reference Room in Washington, D.C. where you can review and copy the information. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

•	By accessing the SEC’s Internet site at http://www.sec.gov where you can view, download and print the information.

•

By electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520. Upon payment of a duplicating fee, copies of the information will be sent to you.

280 PARK AVENUE, NEW YORK, NEW YORK 10017

SEC File No. 811-21894

EMREPRO-AC-0311

280 PARK AVENUE

NEW YORK, NEW YORK 10017

CLASS I (APFIX) SHARES

PROSPECTUS

Advisor

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

Telephone: (212) 832-3232

Transfer Agent

Boston Financial Data Services

P.O. Box 8123

Boston, Massachusetts 02266-8123

Telephone: (800) 437-9912

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE FUND’S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO INDICATES OTHERWISE IS COMMITTING A CRIME.

MARCH 1, 2011

INVESTMENT OBJECTIVE

The investment objective of Cohen & Steers Emerging Markets Real Estate Fund, Inc. (the Fund) is total return.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you could pay if you buy and hold shares of the Fund.

Class I
Shareholder Fees (fees paid directly from your investment):	None
Redemption Fee (as a percentage of redemption proceeds on shares owned for 60 days or less)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Class I
Management Fee	1.00%
Other Expenses(1)	1.10%

Total Annual Fund Operating Expenses(1)	2.10%
Fee Waiver/Expense Reimbursement(2)	(0.65)%

Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)(1)	1.45%

(1)	“Other Expenses” and “Total Fund Operating Expenses” have been adjusted to reflect anticipated increases in operating expenses associated with changes to the Fund’s principal investment strategies effective March 1, 2011.

(2)	Through February 29, 2012, Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the Advisor), has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund’s total annual operating expenses at 1.45% for Class I shares (excluding certain expenses incurred in connection with the Fund’s investments in other investment companies). This contractual agreement can only be amended by agreement of the Fund and the Advisor to lower the net amounts shown and will terminate automatically in the event of termination of the investment advisory agreement between the Advisor and the Fund.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that the Advisor did not reimburse expenses after the first year (in the first year, expenses are based on the net amount pursuant to the contractual agreement). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$174	$620	$1,093	$2,400

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by emerging market real estate companies and other investments with economic characteristics similar to such securities.

Real estate companies include, but are not limited to, real estate investment trusts and their foreign equivalents (collectively, REITs), real estate operating companies, construction companies and homebuilders, enterprises that provide real estate financing and companies with substantial real estate holdings or substantial revenue generated by real estate holdings. The Fund retains the ability to invest in real estate companies of any market capitalization. The Fund will invest in common stocks, preferred stocks and other equity securities issued by real estate companies. The Fund may also invest in sponsored and unsponsored depositary receipts.

Emerging markets generally will include countries in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index as well as other countries determined by the Advisor to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products per capita than more developed countries. The Fund may invest up to 20% of its net assets in securities issued by non-emerging market real estate companies.

The Fund may invest in equity derivatives, including participatory notes, equity swaps, stock or index futures contracts and call options, as an alternative means of accessing the securities markets of emerging market countries where direct investment by foreign investors may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.

In order to hedge against foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts (forward contracts) and foreign currency futures contracts (foreign currency futures), as well as purchase put or call options on foreign currencies. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

PRINCIPAL RISKS

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Stock Market Risk. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Real Estate Market Risk. Since the Fund concentrates its assets in the real estate industry, your investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management.

Foreign (Non-U.S.) and Emerging Market Securities Risk. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future

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political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past sometimes experienced substantial market disruptions and may do so in the future. The economies of many emerging markets countries may be heavily dependent on international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they wish to trade.

Foreign Currency and Hedging Risk. Although the Fund will report its net asset value (NAV) and pay dividends in U.S. dollars, foreign securities typically are purchased with and make any dividend and interest payments in foreign currencies. Therefore, when the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, including forward contracts, foreign currency futures and put and call options on foreign currencies. While these transactions will be entered into to seek to manage these risks, these investments may not prove to be successful or may have the effect of limiting the gains from favorable market movements. The successful use of these transactions will usually depend on the Advisor’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of these transactions or may realize losses greater than if the Fund had not engaged in these transactions. In addition, the Fund may opt not to engage in these transactions, in which case the Fund will remain fully exposed to the risks set forth above.

REIT Risk. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for pass-through of income under applicable tax law. Various factors may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Smaller Companies Risk. Even the larger real estate companies, especially emerging market real estate companies, tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business, so that changes in any one line of business

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may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, real estate company shares can be more volatile than—and at times will perform differently from—larger company stocks.

Preferred Securities Risk. There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, call and reinvestment risk, limited liquidity, limited voting rights and special redemption rights.

Equity Derivatives Risk. Many of the risks applicable to trading an underlying asset are also applicable to derivatives trading. However, there are a number of additional risks associated with derivatives trading, including counterparty risk, liquidity risk, over-the-counter trading risk, financial leverage risk and tracking and replication risk. The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Amounts paid by the Fund as premiums and cash or other assets held as collateral with respect to derivatives transactions may not otherwise be available to the Fund for investment purposes.

Non-Diversification Risk. As a “non-diversified” investment company, the Fund may invest in fewer individual companies than a diversified investment company. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Fund may be subject to a greater risk of loss than a fund that has a diversified portfolio.

Your investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for the Class I shares. The table shows how the Fund’s average annual returns compare with the performance of selected broad market indexes over various time periods. Past performance (both before and after taxes) is not, however, an indication as to how the Fund may perform in the future. Updated performance is available at cohenandsteers.com or by calling (800) 330-7348.

Prior to March 1, 2011, the Fund’s name was “Cohen & Steers Asia Pacific Realty Shares, Inc.” and its principal investment strategy was to invest at least 80% of its net assets in a portfolio of equity securities issued by real estate companies located in the Asia Pacific region. Performance for periods prior to that date reflects performance under the Fund’s previous investment strategy.

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This chart does not reflect the deduction of taxes on distributions or redemptions; if these amounts were reflected, returns would be less than those shown.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

CLASS I SHARES

ANNUAL TOTAL RETURNS

Highest quarterly return during this period: 41.15% (quarter ended June 30, 2009)

Lowest quarterly return during this period: -21.97% (quarter ended December 31, 2008)

Average Annual Total Returns

(for periods ended December 31, 2010)

	1 Year	Since Inception (July 31, 2006)
Return Before Taxes	14.83%	2.01%
Return After Taxes on Distributions	11.77%	-0.33%
Return After Taxes on Distributions and Sale of Fund Shares	9.68%	0.48%
FTSE EPRA/NAREIT Emerging Markets Index (reflects no deduction for fees or expenses)(1)	15.11%	N/A(3)
FTSE EPRA/NAREIT Developed Asia Real Estate Index (reflects no deduction for fees or expenses)(2)	17.15%	2.84%

(1)	FTSE EPRA/NAREIT Emerging Markets Index is an unmanaged portfolio of approximately 89 constituents from 14 countries and is designed to track the performance of listed real estate companies in emerging countries worldwide and is net of dividend withholding tax.
(2)	The FTSE EPRA/NAREIT Developed Asia Real Estate Index is an unmanaged portfolio of approximately 73 constituents from 5 countries in the Asia region and is net of dividend withholding tax.
(3)	The index was launched on October 31, 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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INVESTMENT MANAGEMENT

ADVISOR

Cohen & Steers Capital Management, Inc.

SUBADVISORS

Cohen & Steers Asia Limited (CNS Asia)

Cohen & Steers Europe S.A. (CNS Europe)

Cohen & Steers UK Limited (CNS UK)

PORTFOLIO MANAGERS

The Fund’s portfolio managers are:

•	Martin Cohen—Director and Co-Chairman of the Fund. Mr. Cohen has been a portfolio manager of the Fund since inception.

•	Robert H. Steers—Director and Co-Chairman of the Fund. Mr. Steers has been a portfolio manager of the Fund since inception.

•	Joseph M. Harvey—Vice President of the Fund. Mr. Harvey has been a portfolio manager of the Fund since inception.

•	Scott Crowe—Vice President of the Fund. Mr. Crowe has been a portfolio manager of the Fund since 2008.

•	Luke Sullivan—Vice President of the Fund. Mr. Sullivan has been a portfolio manager of the Fund since 2008.

•	Jason Yablon—Mr. Yablon has been a portfolio manager of the Fund since 2011.

PURCHASE AND SALE OF FUND SHARES

You may open an account with the Fund with a minimum investment of $1,000,000. If you are a registered advisor, you may open a Class I account with the Fund with an aggregate minimum investment of $1,000,000. We are free to reject any purchase order, and we reserve the right to waive or change these minimum investment requirements.

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange (NYSE) is open for business, by written request, wire transfer (call (800) 437-9912 for instructions) or telephone. You may purchase, redeem or exchange shares of the Fund either through a financial intermediary or directly through Cohen & Steers Securities, LLC, the Fund’s distributor (the Distributor). For accounts opened directly through the Distributor, a completed and signed Subscription Agreement is required for the initial account opened with the Fund. Please mail the signed Subscription Agreement to:

Boston Financial Data Services

Cohen & Steers Funds

P.O. Box 8123

Boston, MA 02266-8123

Phone: (800) 437-9912

TAX INFORMATION

The Fund’s distributions are taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its Advisor or Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s Web site for more information.

WHO SHOULD INVEST

The Fund may be suitable for you if you are seeking:

•	to add exposure to emerging market real estate securities to your portfolio;

•	a fund that may perform differently than other types of stock funds because of the Fund’s focus on emerging market real estate securities; and

•	a fund offering the potential for long-term capital appreciation.

The Fund is designed for long-term investors. You should not invest in the Fund unless your investment horizon is at least two months. The Fund will take reasonable steps to identify and reject orders from market timers. In addition, the Fund will charge a redemption fee on certain redemptions and exchanges. See HOW TO PURCHASE AND SELL FUND SHARES—Frequent Purchases and Redemptions of Fund Shares and—How to Sell Fund Shares.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

OBJECTIVE

The investment objective of the Fund is total return. The Fund generally expects the level of current income to vary over time. There can be no assurance that the Fund will achieve its investment objective. The Fund may change its investment objective without shareholder approval. Shareholders will be provided with at least 60 days’ prior written notice of any change to the Fund’s investment objective.

PRINCIPAL INVESTMENT STRATEGIES

In managing the Fund’s portfolio, the Advisor and CNS Asia, CNS Europe and CNS UK, the Fund’s sub-investment advisors (the Subadvisors), adhere to an integrated, bottom-up, relative value investment process. A proprietary valuation model ranks emerging market real estate securities on price-to-NAV, which the Advisor and Subadvisors believe is the primary determinant of real estate security valuation, and guides a bottom-up portfolio construction process. Analysts incorporate both quantitative and qualitative analysis in their NAV estimates. The company research process includes an evaluation of management, strategy, property quality, financial strength and corporate structure. In addition to the NAV model, portfolio managers may use secondary valuation tools including cash flow multiple/growth or discounted cash flow models. Judgments with respect to risk control, diversification, liquidity and other factors overlay the model’s output and drive the portfolio managers’ investment decisions.

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The following are the Fund’s principal investment strategies. A more detailed description of the Fund’s investment policies and restrictions and more detailed information about the Fund’s investments are contained in the Fund’s statement of additional information (the SAI).

Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by emerging market real estate companies and other investments with economic characteristics similar to such securities.

Real Estate Companies

The Fund will concentrate its investments in the real estate industry. For purposes of the Fund’s investment policies, a real estate company is one that:

•	derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or

•	has at least 50% of its assets in such real estate.

The Fund retains the ability to invest in real estate companies of any market capitalization. Securities issued by real estate companies include, but are not limited to:

•	common stocks;

•	rights or warrants to purchase common stocks;

•	securities convertible into common stocks where the conversion feature represents, in the view of the Advisor or Subadvisors, a significant element of the securities’ value; and

•	preferred stocks.

Emerging markets generally will include countries in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index as well as other countries determined by the Advisor to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. The Fund will consider a company to be located in an emerging market country if it meets any of the following criteria: (i) the company is organized under the laws of the country or maintains its principal place of business in that country; (ii) the company’s securities are traded principally in the country; or (iii) during the company’s most recent fiscal year, such company, alone or on a consolidated basis, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or has at least 50% of its assets in that country. The Fund will invest in at least three emerging market countries.

The Fund may invest up to 20% of its net assets in securities issued by non-emerging market real estate companies.

Real Estate Investment Trusts (REITs)

The real estate companies in which the Fund invests may include REITs. REITs are companies that own interests in real estate or in real estate related loans or other interests and whose revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties.

A REIT is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to such shareholders (other than net capital gains for each taxable year). As a result, REITs tend to pay relatively higher dividends than other types of companies.

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REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Depositary Receipts

The Fund may also invest in securities of emerging market and other foreign companies in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designated for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets.

Equity Derivatives

The Fund may invest in equity derivatives, including participatory notes, equity swaps, stock or index futures contracts and call options, including but not limited to zero-strike call options, as an alternative means of accessing the securities markets of emerging market countries where direct investment by foreign investors may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Participatory notes are privately issued by banks or broker-dealers and are designed to correspond generally to the performance of a specified stock market index or “basket” of stocks, or a single stock. Upon the sale of a participatory note, the Fund would be entitled to receive cash from the broker-dealer or bank equal to the value of the underlying security. Equity swaps are agreements to exchange two future cash flows between counterparties at set dates in the future, where one or both of the cash flows are based on the performance of a specified stock market index, a “basket” of stocks or a single stock. Stock and index futures contracts are exchange-traded contracts for the future delivery or value of a specified stock or index against a specified value at a future date. A call option on a stock or index gives the holder of the option the right to purchase a stock, or receive the value of a specified stock or index, for a specified price (the strike price) or against a specified value at a future date. A “zero-strike” call option gives the holder the right to purchase a stock, or receive the value of a stock, at a strike price at or near zero at a specified time. If an equity derivative is determined to be illiquid, it would be subject to the Fund’s restrictions on investments in illiquid securities.

Currency Hedging Transactions

In order to hedge against foreign currency exchange rate risks (including to hedge against anticipated future changes which otherwise might adversely affect the prices of securities that the Fund intends to purchase at a later date), the Fund may enter into forward contracts and foreign currency futures, as well as purchase put or call options on foreign currencies, as described below. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

The Fund may enter into currency hedging transactions to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. A foreign currency future is an exchange traded contract for the purchase or sale of a specified foreign currency at a specified price at a future date. The Fund may enter into a forward contract or foreign currency

9

future or purchase a currency option, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or expects to receive a dividend or interest payment on a portfolio holding, in order to “lock in” the U.S. dollar value of the security or payment. In addition, for example, when the Fund believes that a foreign currency may experience a substantial movement against another currency, it may enter into a forward contract or foreign currency future or purchase a currency option to sell an amount of the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of that Fund’s portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as “cross-hedging.” To the extent forward contracts or options would be deemed to be illiquid, they will be included in the maximum limitation of 15% of net assets invested in illiquid securities.

ADDITIONAL INVESTMENT INFORMATION

In addition to the principal investment strategies described above, the Fund has other investment practices that are described here and in the SAI.

Options

The Fund may purchase or write (sell) exchange-listed and over-the-counter put and call options on securities (including securities of investment companies and baskets of securities), indices, and other financial instruments to generate return, facilitate portfolio management and mitigate risks. These options are forms of derivatives. The use of these derivatives as a hedging technique may not succeed where the price movements of the underlying securities do not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in these derivatives depend on the Advisor’s ability to predict correctly the direction of stock prices, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. Where a liquid secondary market for these derivatives does not exist, the Fund may not be able to close its position and, in such an event would be unable to control its losses. The use of these derivatives may limit gains from a positive change in the value of portfolio securities subject to a hedge. Additional information about options and the risks associated with them is available in the SAI.

Illiquid Securities

The Fund will not invest more than 15% of its net assets in illiquid securities. A security is illiquid if, for legal or market reasons, it cannot be promptly sold (i.e., within seven days) at a price which approximates its fair value.

Defensive Position

When the Advisor or Subadvisors believe that market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objective and invest all or any portion of its assets in short-term debt instruments, government securities, cash or cash equivalents, without regard to whether the issuer is a real estate company. When and to the extent the Fund assumes a temporary defensive position, it may not pursue or achieve its investment objective.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. The Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) on Form N-Q as of the end of its first and third fiscal quarters. The Fund’s full portfolio holdings are published semi-annually in reports sent

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to shareholders and filed with the SEC on Form N-CSR and such reports are made available at cohenandsteers.com in the “Our Products” section, generally within 70 days after the end of each semi-annual period. The Fund also posts an uncertified list of portfolio holdings on the Web site, no earlier than 15 days after the end of each calendar quarter. The holdings information remains available until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information is current. In addition to information on portfolio holdings, other Fund statistical information may be found on the Cohen & Steers Web site or by calling 800-330-7348.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following are also risks of investing in the Fund.

Because prices of equity securities fluctuate from day to day, the value of the Fund’s portfolio and the price per share will vary based upon general market conditions and the value of the securities held in the Fund’s portfolio.

Investment Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Stock Market Risk

Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Risks of Securities Linked to the Real Estate Market

The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, because of its policy of investing in the securities of companies in the real estate industry, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate;

•	risks related to general and local economic conditions;

•	possible lack of availability of mortgage funds;

•	overbuilding;

•	extended vacancies of properties;

•	increased competition;

•	increases in property taxes and operating expenses;

•	changes in zoning laws;

•	losses due to costs resulting from the clean-up of environmental problems;

•	liability to third parties for damages resulting from environmental problems;

•	casualty or condemnation losses;

•	limitations on rents;

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•	changes in neighborhood values and the appeal of properties to tenants; and

•	changes in interest rates.

Thus, the value of the Fund’s shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

Foreign (Non-U.S.) and Emerging Market Securities Risks

Under normal market conditions, the Fund invests at least 80%, and as much as 100%, of its net assets in securities issued by emerging market real estate companies and other investments with economic characteristics similar to such securities. Investments in such securities are particularly speculative. Investing in these foreign securities involves certain risks not involved in domestic investments, including, but not limited to:

•	future foreign economic, financial, political and social developments;

•	different legal systems;

•	the possible imposition of exchange controls or other foreign governmental laws or restrictions;

•	less governmental supervision;

•	regulation changes;

•	changes in currency exchange rates;

•	less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices

•	high and volatile rates of inflation;

•	fluctuating interest rates;

•	different accounting, auditing and financial record-keeping standards and requirements; and

•	dividend income the Fund receives from these foreign securities may not be eligible for the special tax treatment applicable to qualified income.

Investments in foreign securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;

•	confiscatory taxation;

•	difficulty in obtaining or enforcing a court judgment;

•	economic, political or social instability; and

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•	diplomatic developments that could affect investments in those countries.

In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

•	growth of gross domestic product;

•	rates of inflation;

•	capital reinvestment;

•	resources;

•	self-sufficiency; and

•	balance of payments position.

To the extent the Fund’s investments are concentrated in a geographic region or country, the Fund will be subject, to a greater extent than if the Fund’s assets were less concentrated, to the risks of adverse changes in that region or country. In addition, certain investments in foreign securities also may be subject to foreign withholding taxes.

Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past sometimes experienced substantial market disruptions and may do so in the future. The economies of many emerging markets countries may be heavily dependent on international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they wish to trade. These economies also have been and may continue to be adversely affected by economic conditions of their international trading partners (including the United States). The reduction of foreign investment in the local economies or general declines in the international securities markets could have a significant adverse effect upon the securities markets of certain emerging markets countries. In addition, the relatively high level of indebtedness of many emerging markets countries and dependence on foreign borrowing also adds to the level of macroeconomic risk.

A small number of companies representing a limited number of industries may account for a significant percentage of an emerging market country’s overall market and trading volume. Emerging market economies may be over-dependent on exports of commodities making these economies vulnerable to changes in prices of these commodities. Emerging market countries may have overburdened infrastructure and obsolete or unseasoned financial systems, environmental problems, less developed legal systems and less reliable custodial services and settlement practices.

Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’

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perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

In the past, certain emerging markets countries have experienced earthquakes, typhoons and tidal waves varying in degrees of severity, and the risks of such phenomena, and damage resulting therefrom, will continue to exist. A major natural disaster could have a severe and negative impact on the Fund’s investment portfolio and in the longer term could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner currently conducted.

As a result of these potential risks, the Advisor or Subadvisors may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Advisor or Subadvisors, have had no or limited prior experience.

Foreign Currency Risk and Currency Hedging Risk

Although the Fund will report its net asset value (NAV) and pay dividends in U.S. dollars, foreign securities typically are purchased with and make any dividend and interest payments in foreign currencies. Therefore, when the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, including forward contracts, foreign currency futures and put and call options on foreign currencies. While these transactions will be entered into to seek to manage these risks, these investments may not prove to be successful or may have the effect of limiting the gains from favorable market movements. The successful use of these transactions will usually depend on the Advisor’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of these transactions or may realize losses greater than if the Fund had not engaged in these transactions. Currency hedging transactions may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. In addition, the Fund may opt not to engage in these transactions, in which case the Fund will remain fully exposed to the risks set forth above.

The writing of a currency option will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of a currency option may constitute an effective hedge against fluctuation in exchange rates although, in the event of exchange rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Many of the risks described below under “Equity Derivatives Risks” also apply to currency hedging transactions.

Risks of Investing in REITs

In addition to the risks of securities linked to the real estate industry, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be

14

affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for pass-through of income under applicable tax law. Various factors may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Smaller Companies Risk

Even the larger real estate companies, especially emerging market real estate companies, tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business, so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, real estate company shares can be more volatile than—and at times will perform differently from—larger company stocks.

Preferred Securities Risk

There are various risks associated with investing in preferred securities, including:

•

Credit Risk. Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

•

Interest Rate Risk. Interest rate risk is the risk that preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Preferred securities with longer periods before maturity may be more sensitive to interest rate changes.

•

Deferral and Omission Risk. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

•

Subordination Risk. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•

Call and Reinvestment Risk. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled which is generally known as call risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Another risk associated with a declining interest rate environment is that the income from the Fund’s portfolio may decline over time when the Fund invests the proceeds from new share sales at market interest rates that are below the portfolio’s current earnings rate.

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•

Liquidity Risk. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

•

Limited Voting Rights Risk. Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

•

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Convertible Securities Risk

The market value of a convertible security generally performs somewhat like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Because it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Equity Derivatives Risks

Many of the risks applicable to trading an underlying asset are also applicable to derivatives trading. However, there are a number of additional risks associated with derivatives trading. Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the over-the-counter (OTC) markets or on non-U.S. exchanges. Additional risks associated with derivatives trading include:

•

Counterparty Risk. Because derivative transactions in which the Fund may engage may involve instruments that are not traded on an exchange but are instead traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. Although the Fund intends to enter into transactions only with counterparties which the Advisor believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

In the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which the Fund invests will not default, or that an event

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that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

•

Liquidity Risk. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives transactions. The Fund could experience losses if it were unable to liquidate its position because of an illiquid secondary market. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent profitable liquidation of positions, subjecting the Fund to the potential of greater losses.

•

Financial Leverage Risk. Trading in derivative instruments can result in large amounts of financial leverage. Thus, the leverage offered by trading in derivative instruments will magnify the gains and losses experienced by the Fund and could cause the value of the Fund’s net assets to be subject to wider fluctuations than would be the case if the Fund did not use the leverage feature of derivative instruments. In certain types of derivatives transactions the Fund could lose the entire amount of its investment; in other types of derivatives transactions the potential loss is theoretically unlimited.

•

Over-the-Counter Trading Risk. Derivative instruments, such as swap agreements and participatory notes, that may be purchased or sold by the Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Fund can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions.

•

Tracking and Replication Risks. When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to risk of loss. When used as an alternative means of accessing the securities markets, there is the risk that derivatives transactions may not replicate exactly the performance of the security, securities or securities markets that they seek to replicate.

The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Amounts paid by the Fund as premiums and cash or other assets held as collateral with respect to derivatives transactions may not otherwise be available to the Fund for investment purposes.

Non-Diversification Risk

As a “non-diversified” investment company, the Fund can invest in fewer individual companies than a diversified investment company. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Fund may be subject to a greater risk of loss than a fund that has a diversified portfolio.

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MANAGEMENT OF THE FUND

THE ADVISOR AND SUBADVISOR

The Advisor, a registered investment advisor located at 280 Park Avenue, New York, New York 10017, was formed in 1986 and its clients include pension plans, endowment funds and investment companies, including each of the open-end and closed-end Cohen & Steers funds. As of December 31, 2010, the Advisor managed approximately $34.5 billion in assets. The Advisor is a wholly owned subsidiary of Cohen & Steers, Inc. (CNS), a publicly traded company whose common stock is listed on the NYSE under the symbol “CNS.”

The Advisor is responsible for the overall management of the Fund’s portfolio and for the supervision and ongoing monitoring of the Subadvisors.

CNS Asia, with offices located at 12/F Citibank Tower, Citibank Plaza, No. 3 Garden Road, Central Hong Kong, is a wholly owned subsidiary of CNS and serves as a Subadvisor pursuant to an agreement with the Advisor (a Subadvisory Agreement). The Subadvisor provides investment research and advisory services with respect to Asia Pacific real estate securities and provides trade order execution services for the Fund. The Subadvisor is a registered investment advisor and was formed in 2005.

CNS Europe, with offices located at 166 Chausee de la Hulpe, Brussels, Belgium, is a wholly owned subsidiary of CNS and serves as a Subadvisor pursuant to a Subadvisory Agreement. CNS Europe provides investment research and advisory services with respect to European real estate securities and provides trade order execution services for the Fund. CNS Europe is a registered investment advisor and was formed in February 2000.

CNS UK, with offices located at 21 Sackville Street, 4th Floor, London, W1S 3DN, U.K., is a wholly owned subsidiary of CNS and serves as a Subadvisor pursuant to a Subadvisory Agreement. CNS UK provides investment research and advisory services to the Advisor and CNS Europe in connection with managing the Fund’s investments in Europe. CNS UK is a registered investment advisor and was formed in 2006.

The fees of the Subadvisors are paid by the Advisor (and not the Fund) out of its investment advisory fee received from the Fund.

References in this Prospectus to activities and responsibilities of the Advisor may be performed by one or more of the Subadvisors.

Under its investment advisory agreement (the Investment Advisory Agreement) with the Fund, the Advisor furnishes a continuous investment program for the Fund’s portfolio, makes day-to-day decisions for the Fund, and generally oversees the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Advisor also performs certain administrative services for the Fund and provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain Directors of the Fund, may also be directors, officers, or employees of the Advisor. The Advisor and Subadvisors also select brokers and dealers to execute the Fund’s portfolio transactions.

For its services under the Investment Advisory Agreement, the Fund pays the Advisor a monthly investment advisory fee at the annual rate of 1.00% of the average daily NAV of the Fund. This fee is allocated to the Class I shares based on the Class I shares’ proportionate share of such average daily NAV. In addition to this investment advisory fee, the Fund pays other operating expenses, which may include but are not limited to, administrative, transfer agency, custodial, legal and accounting fees. As a

18

result of an expense limitation agreement, the Advisor waived a portion of its advisory fee for the fiscal year ended October 31, 2010. Taking this waiver into account, the Fund’s effective investment advisory fee for the fiscal year ended October 31, 2010 was 0.61%.

A discussion regarding the Board of Directors’ basis for approving the Investment Advisory Agreement and the Subadvisory Agreement with CNS Asia is included in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2010. A discussion regarding the Board of Directors’ basis for approving the Subadvisory Agreements with CNS Europe and CNS UK will be included in the Fund’s semiannual report to shareholders for the semiannual period ending April 30, 2011.

PORTFOLIO MANAGERS

The Fund’s portfolio managers are:

•

Martin Cohen—Mr. Cohen is a director and co-chairman of the Fund. He is co-chairman and co-chief executive officer of the Advisor and CNS, and co-founded the Advisor in 1986. Mr. Cohen also is a vice president of Cohen & Steers Securities, LLC, the Fund’s distributor (the Distributor).

•

Robert H. Steers—Mr. Steers is a director and co-chairman of the Fund. He is co-chairman and co-chief executive officer of the Advisor and CNS, and co-founded the Advisor in 1986. Mr. Steers also is a vice president of the Distributor.

•

Joseph M. Harvey—Mr. Harvey is a vice president of the Fund. He joined the Advisor in 1992 and currently serves as president of the Advisor and CNS. Mr. Harvey also is the Advisor’s chief investment officer.

•

Scott Crowe—Mr. Crowe is a vice president of the Fund. He joined the Advisor in 2007 and currently serves as senior vice president and global research strategist. Prior to that, Mr. Crowe was an executive director at UBS and served as head of U.S. REITs and as a global strategist. He also worked at UBS Warburg as a real estate analyst.

•

Luke Sullivan—Mr. Sullivan is a vice president of the Fund. He has been with CNS Asia since 2006. Prior to joining CNS Asia, Mr. Sullivan was a vice president and research analyst at Citigroup Investment Research where he covered Australian real estate companies. Prior to that, he was a research assistant at Credit Suisse First Boston. Mr. Sullivan has a bachelor of laws and economics from Australian National University.

•

Jason Yablon—Mr. Yablon is a vice president of the Advisor. He has been with the Advisor since 2004. Prior to joining the Advisor, he was a research analyst at Morgan Stanley where he covered the real estate sector.

The Advisor and the Subadvisors utilize a team-based approach in managing the Fund. Messrs. Cohen, Steers and Harvey are the leaders of this team. Messrs. Crowe, Sullivan and Yablon direct and supervise the execution of the Fund’s investment strategy, and lead and guide the other members of the investment team.

All of the Fund’s portfolio managers collaborate with respect to the process for allocating the Fund’s assets among specific countries and investments in the various regions and countries.

The SAI contains additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities in the Fund.

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HOW TO PURCHASE AND SELL FUND SHARES

PRICING OF FUND SHARES

The price at which you can purchase and redeem the Fund’s Class I shares is the NAV of the shares next determined after we receive your order in proper form, less any redemption fee. Proper form means that your request includes the Fund name and account number, states the amount of the transaction (in dollars or shares), includes the signatures of all owners exactly as registered on the account, signature guarantees (if necessary), any supporting legal documentation that may be required and any outstanding certificates representing shares to be redeemed.

The Fund calculates its NAV per share as of the close of regular trading on the NYSE, generally 4:00 p.m. eastern time, on each day the NYSE is open for trading. Thus, purchase and redemption orders must be received in proper form by the close of trading on the NYSE in order to receive that day’s NAV; orders received after the close of regular trading on the NYSE will receive the NAV next determined. The Fund has authorized one or more brokers to accept on its behalf purchase (and redemption) orders, and these brokers are authorized to designate other intermediaries on the Fund’s behalf. The Fund will be deemed to have received a purchase (or redemption) order when an authorized broker, or that broker’s designee, accepts the order, and that order will be priced at the next computed NAV after this acceptance. The Fund determines NAV per share for the Class I shares by dividing the Class I’s share of the net assets of the Fund (i.e. its assets less liabilities) by the total number of Class I shares then outstanding.

Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the Advisor determines that bid and/or asked price or a counterparty valuation does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the

20

market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing NAV.

Because the Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Fund does not price its shares, the value of securities held in the Fund may change on days when you will not be able to purchase or redeem Fund shares.

The Fund reserves the right to reject or cancel any purchase order and to withdraw or suspend the offering of shares at any time. In addition, the Fund reserves the right to waive or change its minimum investment requirements. The Fund may also request additional information from you in order to verify your identity. If you do not provide this information or if such information cannot be verified, we reserve the right to close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.

TYPES OF SHAREHOLDERS QUALIFIED TO PURCHASE CLASS I SHARES

Class I shares are available for purchase only by:

•

retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts (IRA) from such plans;

•	tax-exempt employee benefit plans of the Advisor or its affiliates and securities dealer firms with a selling agreement with the Distributor;

•	institutional advisory accounts of the Advisor or its affiliates and related employee benefit plans and rollover IRAs from such institutional advisory accounts;

•

a bank, trust company or similar financial institution investing for its own account or for the account of its customers for whom such financial institution is exercising investment discretion in purchasing Class I shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

•

registered investment advisors investing at least $1,000,000 on behalf of clients that consist solely of institutions and high net-worth individuals, but only if the advisor is not affiliated or associated with a broker dealer and derives compensation for its services exclusively from its clients for such advisory services;

•

clients (including individuals, corporations, endowments, foundations and qualified plans) of approved financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services, or have entered into an agreement with the Distributor to offer Class I shares through a no-load network or platform;

•	investors who purchase through certain “wrap” programs and similar programs with approved financial intermediaries; and

•	investors having a direct relationship with Cohen & Steers

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PURCHASE MINIMUMS

The Fund may waive the minimum investment for certain omnibus accounts, mutual fund advisory platforms and registered investment advisors, banks, trust companies or similar financial institutions investing for their own account or for the account of their clients or customers for whom such institution is exercising investment discretion, or otherwise acting on behalf of clients or customers, in purchasing Class I shares. The Fund also reserves the right to waive the initial minimum investment for individual accounts of a financial intermediary that charges an ongoing fee for its services or offers Class I shares through a no-load network or platform, and for accounts invested through fee-based advisory accounts, certain “wrap” programs and similar programs with approved financial intermediaries.

Shareholders previously invested in the Fund at the prior minimum investment amount of $100,000 will continue to be permitted to remain shareholders of the Fund and to make additional investments in the Fund. Additional investments must be at least $500.

ADDITIONAL CLASSES OFFERED

In addition to offering Class I shares, the Fund also offers Class A and Class C shares, which are described in a separate prospectus. To obtain a prospectus for these classes, contact Boston Financial Data Services (the Transfer Agent) by writing to the address or by calling the telephone number listed on the back cover of this Prospectus.

FORM OF PAYMENT

We will accept payment for shares in two forms:

1. A check drawn on any bank or domestic savings institution. Checks must be payable in U.S. dollars and will be accepted subject to collection at full face value.

2. A bank wire or federal reserve wire of federal funds.

PURCHASES OF FUND SHARES

Initial Purchase By Wire

1. Telephone toll free from any continental U.S. state: (800) 437-9912. When you contact the Transfer Agent, you will need the following information:

•	name of the Fund;

•	class of shares;

•	name(s) in which shares are to be registered;

•	address;

•	social security or tax identification number (where applicable);

•	dividend payment election;

•	amount to be wired;

•	name of the wiring bank; and

•	name and telephone number of the person to be contacted in connection with the order.

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The Transfer Agent will assign you an account number.

2. Instruct the wiring bank to transmit at least the required minimum amount (see Purchase and Sale of Fund Shares above) to the custodian:

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

ABA # 011000028

Account: DDA #99055287

Attn: Cohen & Steers Emerging Markets Real Estate Fund, Inc.

For further credit to: (Account name)

Account Number: (provided by the Transfer Agent)

3. Complete the Subscription Agreement attached to this Prospectus and mail the Subscription Agreement to the Transfer Agent:

Boston Financial Data Services

Attn: Cohen & Steers Funds

P.O. Box 8123

Boston, Massachusetts 02266-8123

Initial Purchase By Mail

1. Complete the Subscription Agreement attached to this Prospectus.

2. Mail the Subscription Agreement and a check in at least the required minimum amount (see Purchase Minimums above), payable to the Fund, to the Transfer Agent at the above address.

Additional Purchases By Wire

1. Telephone toll free from any continental U.S. state: (800) 437-9912. When you contact the Transfer Agent, you will need the following information:

•	name of the Fund;

•	class of shares;

•	account number;

•	amount to be wired;

•	name of the wiring bank; and

•	name and telephone number of the person to be contacted in connection with the order.

2. Instruct the wiring bank to transmit at least the required minimum amount (see Purchase and Sale of Fund Shares above) to the custodian:

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

ABA # 011000028

Account: DDA #99055287

Attn: Cohen & Steers Emerging Markets Real Estate Fund, Inc.

For further credit to: (Account Name)

Account Number: (provided by the Transfer Agent)

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Additional Purchases By Mail

1. Make a check payable to the Fund in at least the required minimum amount (see Purchase Minimums above). Write your Fund account number and the class of shares to be purchased on the check.

2. Mail the check and the detachable stub from your account statement (or a letter providing your account number) to the Transfer Agent at the address set forth above.

Purchases by ACH

You may purchase additional shares of the Fund by automated clearing house (ACH). To elect the Auto-Buy option, select it on your Subscription Agreement or call the Transfer Agent and request an optional shareholder services form. ACH is similar to the pre-authorized automatic investment plan, except that you may choose the date on which you want to make the purchase. We will need a voided check or deposit slip before you may purchase by ACH. If you are interested in this option, please call (800) 437-9912.

PURCHASES THROUGH DEALERS AND INTERMEDIARIES

You may purchase the Fund’s shares through authorized dealers and other financial intermediaries. Financial service firms that do not have a sales agreement with the Distributor also may place orders for purchases of the Fund’s shares, but may charge you a transaction fee.

Dealers and financial service firms are responsible for promptly transmitting purchase orders to the Distributor. These dealers and financial service firms may also impose charges for handling transactions placed through them that are in addition to any other charges described in this Prospectus. Such charges may include processing or service fees, which are typically fixed dollar amounts. You should contact your dealer or financial service firm for more information about any additional charges that may apply.

PURCHASES THROUGH THE DISTRIBUTOR

You also may purchase shares of the Fund directly through the Distributor by mailing a check made payable to Cohen & Steers Emerging Markets Real Estate Fund, Inc. along with the completed Subscription Agreement to Cohen & Steers Emerging Markets Real Estate Fund, Inc., c/o Boston Financial Data Services, P.O. Box 8123, Boston, Massachusetts 02266-8123.

AUTOMATIC INVESTMENT PLAN

The Fund’s automatic investment plan (the Plan) provides a convenient way to invest in the Fund. Under the Plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this Plan, please refer to the automatic investment plan section of the Subscription Agreement attached to this Prospectus or contact your dealer. The market value of the Fund’s shares may fluctuate, and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the Plan at any time by notifying the Fund by mail or telephone at the address or number on the back cover of this Prospectus.

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EXCHANGE PRIVILEGE

You may exchange some or all of your Fund shares for shares of other Cohen & Steers open-end funds, provided that you meet applicable investment minimums. If you exchange Fund shares for shares of another Cohen & Steers open-end fund, you must exchange into shares of the same class of such other fund.

You may, under certain circumstances, exchange Fund shares for a different class of shares of the same Fund, and move shares held in certain types of accounts to a different type of account or to a new account maintained by a financial intermediary. To qualify for a potential exchange, you must be eligible to purchase the class of shares you wish to exchange into (including satisfying any applicable investment minimum) and, if you invest in the Fund through an intermediary, your intermediary must have an arrangement with the Distributor to offer such class. No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund share class exchange is not expected to result in the realization by the investor of a capital gain or loss; however, shareholders are advised to consult with their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund. Please speak with your financial intermediary or tax advisor if you have any questions.

The Fund will charge you a redemption fee of 2.00% if you exchange shares within 60 days of the time you purchased them. See Other Redemption Information—Payment of Redemption Proceeds.

The Fund also makes available for exchange shares of SSgA Money Market Fund, which is advised by SSgA Funds Management, Inc. You may request a prospectus and application for the SSgA Money Market Fund by calling (800) 437-9912. Please read the prospectus carefully before you invest.

An exchange of shares may result in your realizing a taxable gain or loss for income tax purposes. See Additional Information—Tax Considerations. The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold. Before you exercise the exchange privilege, you should read the prospectus of the fund whose shares you are acquiring. Certain dealers and other financial intermediaries may limit or prohibit your right to use the exchange privilege and may charge you a fee for exchange transactions placed through them.

We have adopted reasonable procedures that are designed to ensure that any telephonic exchange instructions are genuine. Neither the Fund nor its agents will be liable for any loss or expenses if we act in accordance with these procedures. We may modify or revoke the exchange privilege for all shareholders upon 60 days’ prior written notice and this privilege may be revoked immediately with respect to any shareholder if the Fund believes that this shareholder is engaged in, or has engaged in, market timing or other abusive trading practices. For additional information concerning exchanges, or to make an exchange, please call the Transfer Agent at (800) 437-9912.

HOW TO SELL FUND SHARES

You may sell or redeem your shares through authorized dealers, other financial intermediaries or through the Transfer Agent. If your shares are held in your dealer’s “street name,” you must redeem your shares through your dealer.

Redemptions Through Dealers and Other Intermediaries

If you have an account with an authorized dealer or other intermediary, you may submit a redemption request to such dealer or intermediary. They are responsible for promptly transmitting redemption requests to the Distributor. Dealers and intermediaries may impose charges for handling redemption

25

transactions placed through them that are in addition to any other charges described in this Prospectus. Such charges may include processing or service fees, which are typically fixed dollar amounts. You should contact your dealer or intermediary for more information about additional charges that may apply.

Redemption By Telephone

To redeem shares by telephone, call the Fund’s Transfer Agent at (800) 437-9912. In order to be honored at that day’s price, we must receive any telephone redemption requests by the close of regular trading on the NYSE, generally 4:00 p.m., eastern time. Orders received after the close of regular trading on the NYSE will receive the NAV next determined.

If you would like to change your telephone redemption instructions, you must send the Transfer Agent written notification signed by all of the account’s registered owners, accompanied by signature guarantee(s), as described below.

We may modify or suspend telephone redemption and exchange privileges without notice during periods of drastic economic or market changes. We have adopted reasonable procedures that are designed to ensure that any telephonic redemption instructions are genuine. Neither the Fund nor its agents will be liable for any loss or expenses if we act in accordance with these procedures. We may modify or terminate the telephone redemption privilege at any time on 30 days’ notice to shareholders.

Redemption By Mail

You can redeem Fund shares by sending a written request for redemption to the Transfer Agent:

Boston Financial Data Services

P.O. Box 8123

Boston, Massachusetts 02266-8123

Attn: Cohen & Steers Emerging Markets Real Estate Fund, Inc.

A written redemption request must:

•	state the number of shares or dollar amount to be redeemed;

•	identify your account number and tax identification number; and

•	be signed by each registered owner exactly as the shares are registered.

If the shares to be redeemed were issued in certificate form, the certificate must be endorsed for transfer (or be accompanied by a duly executed stock power) and must be submitted to the Transfer Agent together with a redemption request.

For redemptions made by corporations, executors, administrators or guardians, the Transfer Agent may require additional supporting documents evidencing the authority of the person making the redemption (including evidence of appointment or incumbency). For additional information regarding the specific documentation required, contact the Transfer Agent at (800) 437-9912.

The Transfer Agent will not consider your redemption request to be properly made until it receives all required documentation in proper form.

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OTHER REDEMPTION INFORMATION

Payment of Redemption Proceeds. The Fund will send you redemption proceeds by check. However, if you made an election on the Subscription Agreement to receive redemption proceeds by wire, the Fund will send the proceeds by wire to your designated bank account. When proceeds of a redemption are to be paid to someone other than the shareholder, either by wire or check, you must send a letter of instruction and the signature(s) on the letter of instruction must be guaranteed, as described below, regardless of the amount of the redemption. The Transfer Agent will normally mail checks for redemption proceeds within five business days. Redemptions by wire will normally be sent within two business days. The Fund will delay the payment of redemption proceeds, however, if your check used to pay for the shares to be redeemed has not cleared, which may take up to 15 days or more. The Fund may suspend the right of redemption or postpone the date of payment if trading is halted or restricted on the NYSE or under other emergency conditions as permitted by the 1940 Act.

The Fund will pay redemption proceeds in cash, by check or wire, unless the Board of Directors believes that economic conditions exist which make redeeming in cash detrimental to the best interests of the Fund. In the event that this were to occur, all or a portion of your redemption proceeds would consist of readily marketable portfolio securities of the Fund transferred into your name. You would then incur brokerage costs in converting the securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

The Fund will charge a redemption fee of 2.00% of the value of shares redeemed or exchanged within 60 days of the time you purchased them (other than those shares acquired through reinvestment of dividends or other distributions). Since the Fund is designed to be a long-term investment, this fee is intended to compensate the Fund for costs imposed when NAV Purchases are redeemed shortly after the purchase. For purposes of calculating the redemption fee, shares that are held longer than 60 days, and shares acquired by reinvestment of dividends or distributions, will be deemed to have been sold first. The redemption fee may not apply to redemptions or exchanges of shares: (i) held in certain omnibus accounts, including retirement, pension, profit sharing and other qualified plans, as well as bank or trust company accounts, (ii) held through firm-sponsored, discretionary asset allocation or wrap programs or other fee-based programs that utilize periodic rebalancing of assets and that the Fund determines are not designed to facilitate short-term trading, (iii) due to the death or disability of a shareholder, (iv) in connection with required distributions and certain other transactions in an individual retirement account or qualified retirement plan and (v) redemption of shares by certain other accounts in the absolute discretion of the Fund when a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

In addition to the circumstances noted above, the Fund reserves the right to grant additional waivers based on such factors as operational limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through a financial intermediary in an omnibus or other group account, the Fund relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain intermediaries may not apply the exceptions listed above. If you invest through a financial intermediary, please contact your intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

27

Signature Guarantee. You may need to have your signature guaranteed (STAMP 2000 Medallion) in certain situations, such as:

•	written requests to wire redemption proceeds (if not previously authorized on the Subscription Agreement);

•	sending redemption proceeds to any person, address or bank account not on record; and

•	transferring redemption proceeds to a Cohen & Steers fund account with a different registration (name/ownership) from yours.

You can obtain a signature guarantee from most banks, savings institutions, broker-dealers and other guarantors acceptable to the Fund. The Fund cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud. A Signature Validation Program (SVP) stamp may be accepted for certain non-financial shareholder account changes.

Redemption of Small Accounts. If your Fund account has a value of $1,000,000 or less as the result of any voluntary redemption, we may redeem your remaining shares. We will, however, give you 30 days’ notice of our intention to do so. During this 30-day notice period, you may make additional investments to increase your account value to $1,000,000 (the minimum purchase amount) or more and avoid having the Fund automatically liquidate your account.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund is designed for long-term investors with investment horizons of at least two months. Excessive trading, short-term market timing or other abusive trading practices may disrupt portfolio management strategies and harm portfolio performance. For example, in order to handle large flows of cash into and out of a fund, a portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance. Additionally, excessive trading is a concern for the Fund because the Fund’s portfolio will have foreign securities and therefore could be subject to time-zone arbitrage.

Because of potential harm to the Fund and its long-term investors, the Board of Directors of the Fund has adopted policies and procedures to discourage and prevent excessive trading and short-term market timing. As part of these policies and procedures, the Advisor monitors purchase, exchange and redemption activity in Fund shares. The intent is not to inhibit legitimate strategies such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in frequent trading of the Fund’s shares. Under these procedures, the Fund generally prohibits more than two purchases and sales or exchanges of its shares within a 60 calendar day period.

The following transactions are excluded when determining whether trading activity is excessive (i) transfers associated with systematic purchases or redemptions; (ii) transactions through firm-sponsored discretionary asset allocation or wrap programs; and (iii) transactions subject to the trading policy of an intermediary that the Fund deems materially similar to the Fund’s policy.

If, based on these procedures, the Advisor determines that a shareholder is engaged in, or has engaged in, market timing or excessive trading, we may place a temporary or permanent block on all further purchases or exchanges of Fund shares.

Multiple accounts under common ownership or control may be considered one account for the purpose of determining a pattern of excessive trading, short-term market timing or other abusive trading practices.

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In addition, the Fund charges a 2.00% redemption fee on certain redemptions and this fee is intended to compensate the Fund for the costs that short- term investors impose. The Fund will also utilize fair value pricing in an effort to reduce arbitrage opportunities available to short-term traders.

Due to the complexity involved in identifying excessive trading and market timing activity, there can be no guarantee that the Fund will be able to identify and restrict such activity in all cases. Additionally, it is more difficult for the Fund to monitor the trading activity of beneficial owners of the Fund shares who hold those shares through 401(k) and other group retirement plans and other omnibus arrangements maintained by broker/dealers and other intermediaries. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares in a single account.

In certain circumstances the Fund may accept frequent trading restrictions of intermediaries that differ from the Fund’s policies. Since such intermediaries execute or administer transactions with many fund families, it may be impractical for them to enforce a particular fund’s frequent trading or exchange policy. These alternate trading restrictions would be authorized only if the Fund believes that the alternate restrictions would provide reasonable protection to the Fund and its shareholders.

ADDITIONAL INFORMATION

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also enter into agreements with financial intermediaries pursuant to which the Fund will pay financial intermediaries for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by such financial intermediaries, or (2) the number of Fund shareholders serviced by such financial intermediaries. From time to time, the Advisor may pay a portion of the fees for networking or sub-transfer agency at its own expense and out of its own profits.

OTHER COMPENSATION

The Advisor and the Distributor may make payments from their own resources to dealers and other financial intermediaries for distribution, administrative or other services. Please contact your dealer or intermediary for details about payments it may receive.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare and pay dividends from its investment income semi-annually. The Fund intends to distribute net realized capital gains, if any, at least once each year, normally in December. The Transfer Agent will automatically reinvest your dividends and distributions in additional shares of the Fund unless you elected on your Subscription Agreement to have them paid to you in cash.

TAX CONSIDERATIONS

The following tax discussion assumes you are a U.S. shareholder. This discussion offers only a brief outline of the federal income tax consequences of investing in the Fund and is based on the federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. In the SAI, we have provided more detailed information regarding the tax consequences of investing in the Fund.

29

Dividends paid to you out of the Fund’s “investment company taxable income” as that term is defined in the Code, determined without regard to the deduction for dividends paid, will be taxable to you as ordinary dividend income. If a portion of the Fund’s income consists of dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund may be eligible for the corporate dividends received deduction (DRD). In addition, for taxable years beginning on or before December 31, 2012, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income (QDI) will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both you and the Fund. Dividend income that the Fund receives from REITs will generally not be treated as QDI. There can be no assurance that favorable tax treatment of QDI will continue following December 31, 2012. A foreign corporation is a “qualified foreign corporation” if it is (1) incorporated in a possession of the United States or is eligible for benefits of a comprehensive income tax treaty with the United States that the United States Treasury Department determines is satisfactory for this purpose and that includes an exchange of information program or (2) any other foreign corporation with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A “qualified foreign corporation” does not include any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Because of the fact-specific nature of the inquiry, the Fund cannot predict at this time what portion, if any, of the dividends it will receive from foreign corporations will be eligible for the reduced rates of taxation applicable to QDI. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Fund shares; any such distributions in excess of your tax basis is treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Fund shares. If you buy shares of the Fund when the Fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

Each year, we will notify you of the tax status of dividends and other distributions.

If you sell or redeem your Fund shares, or exchange them for shares of another Cohen & Steers open-end fund, you may realize a capital gain or loss (provided the shares are held as a capital asset) which will be long-term or short-term, depending on your holding period for the shares.

For taxable years beginning after December 31, 2012, recently enacted legislation will generally impose a tax on the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” will generally include interest, dividends (including dividends paid with respect to Fund shares), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of Fund shares) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Shareholders are advised to consult their own tax advisors regarding additional taxation of net investment income.

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We may be required to withhold U.S. federal income tax from all taxable distributions and redemptions payable if you:

•	fail to provide us with your correct taxpayer identification number;

•	fail to make required certifications; or

•	have been notified by the Internal Revenue Service that you are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Certain dividends and other distributions received from sources outside the United States may be subject to withholding taxes imposed by other countries. In the event that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may make an election to pass through to its shareholders the amount of foreign taxes paid by it.

The Fund has elected to be treated as, and intends to qualify each year as, a regulated investment company under U.S. federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividends paid) and net tax-exempt interest, the Fund will not be required to pay U.S. federal income taxes on any income it distributes to shareholders. Additionally, if the Fund distributes less than an amount equal to the sum of 98.2% of its ordinary income for the calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any ordinary income and capital gain net income from previous years that was not distributed, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Fund intends to make sufficient distributions of its income to satisfy the distribution requirement and prevent application of the excise tax.

Fund distributions also may be subject to state and local taxes.

You should consult with your own tax advisor regarding the particular consequences of investing in the Fund.

A non-resident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (foreign shareholders) are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

PRIVACY POLICY

In the course of doing business with Cohen & Steers, you may share personal information with us. We are committed to maintaining the privacy of this information and recognize the importance of preventing unauthorized access to it. You may provide personal information (such as your address and social security number) on Subscription Agreements and requests for forms or other literature and through account transactions with us (such as purchases, sales and requests for account balances). You may also provide us with this information through written, electronic and telephone account inquiries.

We do not sell personal information about current and former customers to anyone, and we do not disclose it unless necessary to process a transaction, service an account or as otherwise required or permitted by law. For example, we may disclose information to companies that perform administrative services for Cohen & Steers, such as transfer agents, or printers that assist us in the distribution of investor materials. These organizations will use this information only for purposes of providing the

31

required services or as otherwise may be required by law. We may also share personal information within the Cohen & Steers family of companies.

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Cohen & Steers, we restrict access to your personal information to those employees who need it to perform their jobs, such as servicing your account or informing you of new products and services.

The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at (800)330-7348. We will be happy to review, correct or update your personal or account information.

*	This privacy policy applies to the following Cohen & Steers companies: Cohen & Steers Capital Management, Inc., Cohen & Steers Securities, LLC and the Cohen & Steers Funds.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund’s Class I shares for the fiscal years ended October 31, 2010, 2009, 2008 and 2007 and for the fiscal period from inception through October 31, 2006. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial highlights have been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s audited financial statements, is included in the Fund’s current annual report, which is available free of charge upon request.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class I
	For the Year Ended October 31,					For the Period July 31, 2006(a) through October 31, 2006
Per Share Operating Performance:	2010		2009	2008	2007
Net asset value, beginning of period	$9.19		$6.98	$16.77	$12.40	$11.46

Income from investment operations:
Net investment income	0.14	(b)	0.14 (b)	0.18 (b)	0.14 (b)	0.07	(c)
Net realized and unrealized gain (loss)	1.20		2.11	(8.49)	4.57	0.87

Total from investment operations	1.34		2.25	(8.31)	4.71	0.94

Less dividends and distributions to shareholders from:
Net investment income	(1.07)		(0.04)	(0.97)	(0.32)	—
Net realized gain	—		—	(0.46)	(0.04)	—
Tax return of capital	—		—	(0.07)	—	—

Total dividends and distributions to shareholders	(1.07)		(0.04)	(1.50)	(0.36)	—

Redemption fees retained by the Fund	0.00	(d)	0.00 (d)	0.02	0.02	—

Net increase (decrease) in net asset value	0.27		2.21	(9.79)	4.37	0.94

Net asset value, end of period	$9.46		$9.19	$6.98	$16.77	$12.40

Total investment return	16.25	%(e)	32.38%	–53.64%	38.96%	8.20	%(f)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$13.9		$17.4	$18.1	$54.4	$6.8

Ratio of expenses to average daily net assets ( before expense reduction)	1.84	%(h)	2.00%	1.50%	1.50%	2.85	%(g)

Ratio of expenses to average daily net assets (net of expense reduction)	1.45	%(h)	1.45%	1.44%	1.45%	1.45	%(g)

Ratio of net investment income to average daily net assets (before expense reduction)	1.21	%(h)	1.39%	1.45%	0.89%	2.39	%(g)

Ratio of net investment income to average daily net assets (net of expense reduction)	1.60	%(h)	1.95%	1.51%	0.94%	3.33	%(g)

Portfolio turnover rate	94%		134%	77%	100%	3	%(f)

(a)	Commencement of operations.
(b)	Calculation based on average shares outstanding.
(c)	49.6% of total net investment income was attributable to a special dividend paid by Great Eagle Holdings Ltd.
(d)	Amount is less than $0.005.
(e)	The net asset value (NAV) disclosed in this report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on October 31, 2010. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on October 31, 2010.
(f)	Not annualized.
(g)	Annualized.
(h)	Reflects Fund level ratio for non-class specific expenses.

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COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC. — CLASS I SHARES ONLY

THE USA PATRIOT ACT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means for you: when you open an account, we will ask you for your name, address, date of birth and other information that will allow us to identify you. This information will be verified to ensure the identity of all individuals opening a mutual fund account.

SUBSCRIPTION AGREEMENT

1	Account Type (Please print; indicate only one registration type)
☐	A. Individual or Joint Account*

	-	-
Name	Social Security Number**		Date of Birth

	-	-
Name of Joint Owner, if any	Social Security Number**		Date of Birth

Citizenship: ☐ U.S. Citizen ☐ Resident Alien*** ☐ Nonresident Alien***:

Country of Citizenship

☐	B. Uniform Gifts/Transfers to Minors (UGMA/UTMA)

	-	-
Custodian’s name (only one permitted)	Social Security Number**		Date of Birth
	-	-
Minor’s name (only one permitted)	Social Security Number**		Date of Birth

under the Uniform Gifts/Transfers to Minors Act
(state residence of minor)

Citizenship of custodian:	☐	U.S. Citizen	☐	Resident Alien	☐	Nonresident Alien***:
Country of Citizenship

Citizenship of minor:	☐	U.S. Citizen	☐	Resident Alien	☐	Nonresident Alien***:
Country of Citizenship

☐	C. Trust, Corporation or Other Entity

Name of Trust, Corporation or Other Entity	Tax Identification Number**	Date of Trust Agreement

Check the box that describes the entity establishing the account:

☐	U.S. Financial Institution governed by a federal regulator.

☐	Bank governed by a U.S. state bank regulator.

☐	Corporation. Attach a copy of the certified articles of incorporation or business license unless the corporation is publicly traded on the New York Stock Exchange or Nasdaq Stock Market. If so, please provide ticker symbol:

☐	Retirement plan governed by ERISA.

☐	Trust. Attach a copy of the Trust Agreement.

☐	Partnership. Attach a copy of Partnership Agreement.

☐	U.S. Government Agency or Instrumentality.

☐	Foreign correspondent account, foreign broker-dealer, foreign private banking account.

☐	Other. Attach copy of document that formed entity or by laws or similar document.

Call (800) 437-9912 to see if additional information is required.

*	All joint registrations will be registered as “joint tenants with rights of survivorship” unless otherwise specified.
**	If applied for, include a copy of application for social security or tax identification number.
***	Nonresident aliens must include a copy of a government-issued photo ID with this application.

EMRESAGI-0311

2	Authorized Persons
If you are establishing an account under 1C above as a (i) Corporation (non-publicly traded), (ii) Partnership, (iii) Trust or (iv) Other, information on each of the individuals authorized to effect transactions must be provided below:

	-	-
Authorized Individual/Trustee	Social Security Number*		Date of Birth

	-	-
Authorized Individual/Trustee	Social Security Number*		Date of Birth

Citizenship: ☐ U.S. Citizen ☐ Resident Alien ☐ Nonresident Alien**:

Country of Citizenship

(If there are more than two authorized persons, provide the information, in the same format, on a separate sheet for each such additional person.)

*	If applied for, include a copy of application for social security number.
**	Nonresident aliens must include a copy of a government-issued photo ID with this application.

3	Address
(If mailing address is a post office box, a street address is also required. APO and FPO addresses will be accepted) Registrant Street Address

( )
Street	Home Telephone Number
( )
City and State Zip Code	Business Telephone Number

Mailing Address	City	State	Zip

Joint Registrant Street Address (required if different than Registrant Address above)

Address	City	State	Zip

4	Investment Information

$                           Amount to invest ($1,000,000 minimum investment). Do not send cash. Investment will be paid for by

(please check one):

☐	Check or draft made payable to “Cohen & Steers Emerging Markets Real Estate Fund, Inc.”

☐	Wire through the Federal Reserve System.*

*	Call (800) 437-9912 to notify the Fund of investments by wire and to obtain an Account Number. See the Purchases of Fund Shares section of the Prospectus for wire instructions.

5	Automatic Investment Plan

A.	The Automatic Investment Plan makes possible regularly scheduled monthly purchases of Fund shares. The Fund’s Transfer Agent can arrange for an amount of money selected by you ($500 minimum) to be deducted from your checking account and used to purchase shares of the Fund.

Please debit $                            from my checking account beginning on                            *.

(Month)

Please debit my account on (check one):  ☐  1st of Month        ☐  15th of Month

B.	☐ Check here to establish the Auto-Buy option, which allows you to make additional investments on dates you choose by having an amount of money selected by you ($500 minimum) deducted from your checking account.*

*	To initiate the Automatic Investment Plan or the Auto-Buy option, Section 9 of this Subscription Agreement must be completed.

6	Exchange Privileges

Exchange privileges will be automatically granted unless you check the box below. Shareholders wishing to exchange into other Cohen & Steers Funds or the SSgA Money Market Fund should consult the Exchange Privilege section of the Prospectus. (Note: If shares are being purchased through a dealer, please contact your dealer for availability of this service.)

☐	I decline the exchange privilege.

7	Redemption Privileges

Shareholders may select the following redemption privileges by checking the box(es) below. See How to Sell Fund Shares section of the Prospectus for further details. Redemption privileges will be automatically declined for boxes not checked.

☐	I authorize the Transfer Agent to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund’s current Prospectus.

☐	I wish to have redemption proceeds paid by wire (please complete Section 9).

8	Distribution Options

Dividends and capital gains may be reinvested or paid by check. If no options are selected below, both dividends and capital gains will be reinvested in additional Fund shares.

Dividends	☐ Reinvest.	☐ Pay in cash.

Capital Gains	☐ Reinvest.	☐ Pay in cash.

☐	I wish to have my distributions paid by wire (please complete Section 9).

9	Bank of Record (for Wire Instructions and/or Automatic Investment Plan)

Please attach a voided check from your bank account.

Bank Name	Bank ABA Number

Street or P.O. Box	Bank Account Number

City and State Zip Code	Account Name

10	Signature and Certifications

(a)	By signing this agreement, I represent and warrant that:

(1)	I have the full right, power, capacity and authority to invest in the Fund;

(2)	I am of legal age in my state of residence or am an emancipated minor;

(3)	All of the information on this agreement is true and correct; and

(4)	I will notify the Fund immediately if there is any change in this information.

(b)	I have read the current Prospectus of the Fund and this agreement and agree to all their terms. I also agree that any shares purchased now or later are and will be subject to the terms of the Fund’s Prospectus as in effect from time to time. Further, I agree that the Fund, its administrators and service providers and any of their directors, trustees, employees and agents will not be liable for any claims, losses or expenses (including legal fees) for acting on any instructions believed to be genuine, provided that reasonable security procedures have been followed. If an account has multiple owners, the Fund may rely on the instructions of any one account owner unless all owners specifically instruct the Fund otherwise.

(c)	I am aware that under the laws of certain states, the assets in my account may be transferred (escheated) to the state if no activity occurs in the account within a specified period of time.

(d)	If I am a U.S. citizen, resident alien, or a representative of a U.S. entity, I certify, under penalty of perjury, that:

(1)	The taxpayer identification number and tax status shown on this form are correct.

(2)	I am not subject to backup withholding because:

•	I am exempt from backup withholding, OR

•	I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, OR

•	The IRS has notified me that I am no longer subject to backup withholding.

NOTE: If you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return, you must cross out this Item 2.

(3)	I am a U.S. person (including resident alien).

(e)	If I am a nonresident alien, I understand that I am required to complete and attach the appropriate Form W-8 to certify my foreign status.

(1)	Indicate country of residence for tax purposes
Under penalty of perjury, I certify that I am not a U.S. citizen or resident alien and I am an exempt foreign person as defined by the IRS.

(f)	Additional Certification:

(1)	Neither I (we), nor any person having a direct or indirect beneficial interest in the shares to be acquired, appears on any U.S. Government published list of persons who are known or suspected to engage in money laundering activities, such as the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control of the United States Department of the Treasury. I (we) do not know or have any reason to suspect that (i) the monies used to fund my (our) investment have been or will be derived from or related to any illegal activities and (ii) the proceeds from my (our) investment will be used to finance any illegal activities.

(2)	I agree to provide such information and execute and deliver such documents as the Fund may reasonably request from time to time to verify the accuracy of the information provided in connection with the opening of an account or to comply with any law, rule or regulation to which the Fund may be subject, including compliance with anti-money laundering laws.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

x		x

Signature* (Owner, Trustee, Etc.)	Date	Signature* (Joint Owner, Co-Trustee)	Date

Name and Title

*	If shares are to be registered in (1) joint names, both persons should sign, (2) a custodian’s name, the custodian should sign, (3) a trust, the trustee(s) should sign, or (4) a corporation or other entity, an officer or other authorized person should sign and print name and title above. Persons signing as representatives or fiduciaries of corporations, partnerships, trusts or other organizations are required to furnish corporate resolutions or similar documents providing evidence that they are authorized to effect securities transactions on behalf of the investor (alternatively, the secretary or another designated officer of the entity may certify the authority of the persons signing on the space provided above).

Mail to: Boston Financial Data Services, P.O. Box 8123, Boston, MA 02266-8123

TO OBTAIN ADDITIONAL INFORMATION ABOUT THE FUND

If you would like additional information about Cohen & Steers Emerging Markets Real Estate Fund, Inc., the following documents are available to you without any charge either upon request or at cohenandsteers.com:

•

Annual/Semi-Annual Reports—Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affect the Fund’s performance during its most recent fiscal period.

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Statement of Additional Information—Additional information about the Fund’s investments, structure and operations can be found in the SAI. The information presented in the SAI is incorporated by reference into this Prospectus and is legally considered to be part of the Prospectus.

To request a free copy of any of the materials described above as well as other information, or to make any other inquiries, please contact us:

By telephone	(800) 437-9912
By mail	Cohen & Steers Emerging Markets Real Estate Fund, Inc.
c/o Boston Financial Data Services
P.O. Box 8123
Boston, Massachusetts 02266-8123
By e-mail	marketing@cohenandsteers.com
On the Internet	cohenandsteers.com

This information may also be available from your broker or financial intermediary. In addition, information about the Fund (including the Fund’s SAI) may also be obtained from the SEC:

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By going to the SEC’s Public Reference Room in Washington, D.C. where you can review and copy the information. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

•	By accessing the SEC’s Internet site at http://www.sec.gov where you can view, download and print the information.

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By electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520. Upon payment of a duplicating fee, copies of the information will be sent to you.

280 PARK AVENUE, NEW YORK, NEW YORK 10017

SEC File No. 811-21894

EMREPRO-I-0311

280 PARK AVENUE

NEW YORK , NEW YORK 10017

(800) 437-9912

STATEMENT OF ADDITIONAL INFORMATION

MARCH 1, 2011

This Statement of Additional Information (SAI) is not a Prospectus, but should be read in conjunction with the Prospectus for the Class A and Class C shares of Cohen & Steers Emerging Markets Real Estate Fund, Inc. and the Prospectus for the Class I shares of Cohen & Steers Emerging Markets Real Estate Fund, Inc., each dated the same date as this SAI, as supplemented from time to time (together, the Prospectus). This SAI is incorporated by reference in its entirety into the Prospectus. Copies of the SAI, Prospectus and Annual and Semi-Annual Reports may be obtained free of charge by writing to the address or calling the phone number shown above or by visiting cohenandsteers.com.

STATEMENT OF ADDITIONAL INFORMATION

Cohen & Steers Emerging Markets Real Estate Fund, Inc. (the Fund) is a non-diversified open-end, management investment company organized as a Maryland corporation on April 24, 2006.

Much of the information contained in this SAI expands on subjects discussed in the Prospectus. No investment in the shares of the Fund should be made without first reading the Prospectus.

INVESTMENT STRATEGIES AND POLICIES

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS

The following descriptions supplement the information set forth in the Prospectus relating to the Fund’s investments and risks. Except as otherwise provided in the Prospectus or as discussed below, the Fund’s investment objective, strategies and policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders; however, the Fund will not change its investment objective or policies without written notice to shareholders. In addition, shareholders will be provided with at least 60 days’ prior written notice of any change to the Fund’s investment policy of investing at least 80% of its net assets in securities issued by emerging market real estate companies and other investments with economic characteristics similar to such securities. Amounts borrowed for investment purposes, if any, will be included for purposes of this 80% policy.

The Fund’s investment advisor is Cohen & Steers Capital Management, Inc. (the Advisor), and its investment sub-advisors are Cohen & Steers Asia Limited (CNS Asia), Cohen & Steers Europe S.A. (CNS Europe) and Cohen & Steers UK Limited (CNS UK) (each, a Subadvisor and collectively, the Subadvisors).

REAL ESTATE COMPANIES

For purposes of the Fund’s investment policies, a real estate company is one that: (i) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets in such real estate. Real estate companies include, but are not limited to, real estate investment trusts and their foreign equivalents (collectively, REITs), real estate operating companies, construction companies and homebuilders, enterprises that provide real estate financing and companies with substantial real estate holdings or substantial revenue generated by real estate holdings.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. It is anticipated, although not required, that under normal circumstances a majority of the Fund’s investments in REITs will consist of securities issued by equity REITs.

FOREIGN (NON-U.S.) AND EMERGING MARKET SECURITIES

The Fund may invest without limit in securities of foreign (non-U.S.) real estate companies. Investing in securities issued by foreign companies involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations which could extend settlement periods. Dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment reserved for qualified dividend income. See “Taxation.”

Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past sometimes experienced substantial market disruptions and may do so in the future. The economies of many emerging markets countries may be heavily dependent on international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they wish to trade. These economies also have been and may continue to be adversely affected by economic conditions of their international trading partners (including the United States). The reduction of foreign investment in the local economies or general declines in the international securities markets could have a significant adverse effect upon the securities markets of certain emerging markets countries. In addition, the relatively high level of indebtedness of many emerging markets countries and dependence on foreign borrowing also adds to the level of macroeconomic risk.

A small number of companies representing a limited number of industries may account for a significant percentage of an emerging market country’s overall market and trading volume. Emerging market economies may be over-dependent on exports of commodities making these economies vulnerable to changes in prices of these commodities. Emerging market countries may have overburdened infrastructure and obsolete or unseasoned financial systems, environmental problems, less developed legal systems and less reliable custodial services and settlement practices.

Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

In the past, certain emerging markets countries have experienced earthquakes, typhoons and tidal waves varying in degrees of severity, and the risks of such phenomena, and damage resulting therefrom, will continue to exist. A major natural disaster could have a severe and negative impact on the Fund’s investment portfolio and in the longer term could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner currently conducted.

As a result of these potential risks, the Advisor or Subadvisors may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Advisor or Subadvisors, have had no or limited prior experience.

The Fund may invest in sponsored and unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and similar depositary receipts. ADRs, typically issued by a financial institution (a depositary), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies, that evidence ownership of either foreign or domestic securities. Generally, GDRs are designated for use outside the United States. Ownership of ADRs and GDRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including increased market liquidity, currency, political, information and other risks.

CASH RESERVES

The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments and generally will not exceed 15% of total assets. If the Advisor has difficulty finding an adequate number of undervalued equity securities, all or any portion of the Fund’s assets may also be invested temporarily in money market instruments. Cash reserves in excess of 20% of total assets will be maintained for defensive purposes only.

Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements. A repurchase agreement is an instrument under which an investor, such as the Fund, purchases a U.S. Government security from a counterparty, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. In such a case, the security is held by the Fund, in effect, as collateral for the repurchase obligation.

Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated by any nationally recognized rating agency, such as Moody’s Investors Service, Inc. (Moody’s) or Standard & Poor’s Ratings Group (S&P), certificates of deposit, bankers’ acceptances issued by domestic banks having total assets in excess of one billion dollars and money market mutual funds.

In entering into any repurchase agreement for the Fund, the Advisor or the Subadvisor will evaluate and monitor the creditworthiness of the counterparty. In the event that a counterparty should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal or income, in selling the collateral.

FOREIGN CURRENCY HEDGING TRANSACTIONS

In order to hedge against foreign currency exchange rate risks (including to hedge against anticipated future changes which otherwise might adversely affect the prices of securities that the Fund intends to purchase at a later date), the Fund may, but is not required to, enter into forward foreign currency exchange contracts (forward contracts) and foreign currency futures contracts (foreign currency futures), as well as purchase and write put or call options on foreign currencies, each as described below (collectively, currency hedging transactions). The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

A forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. Because in connection with the Fund’s foreign currency forward transactions an amount of the Fund’s assets equal to the amount of the Fund’s current commitment under the forward contract will be segregated in connection with the commitment and the segregated assets will be marked-to-market on a daily basis.

A foreign currency future is an exchange traded contract for the purchase or sale of a specified foreign currency at a specified price at a future date. U.S. exchange-traded futures are regulated by the Commodity Futures Trading Commission.

Put or call options on foreign currencies give the purchaser the right to sell or buy, respectively, a specific amount of foreign currency at a specified price at a specific date. The writing of a currency option will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of a currency option may constitute an effective hedge against fluctuation in exchange rates although, in the event of exchange rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

The Fund may enter into currency hedging transactions to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Fund may enter into a forward contract or foreign currency future or purchase a currency option, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or expects to receive a dividend or interest payment on a portfolio holding, in order to “lock in” the U.S. dollar value of the security or payment. In addition, for example, when the Fund believes that a foreign currency may experience a substantial movement against another currency, it may enter into a forward contract or foreign currency future or purchase a currency option to sell an amount of the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of that Fund’s portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as “cross-hedging.”

The risks described below under “Risks of Options, Futures and Forward Contracts” will apply to currency hedging transactions using these instruments.

SECURITIES LENDING

The Fund may lend portfolio securities to broker/dealers or other institutions. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

ILLIQUID SECURITIES

The Fund will not invest in illiquid securities if immediately after such investment more than 15% of the Fund’s net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act of resales of certain securities to qualified institutional buyers, which generally creates a more liquid market for securities eligible for resale under Rule 144A than other types of restricted securities.

The Advisor or the Subadvisors will monitor the liquidity of restricted securities in the Fund’s portfolio, under the supervision of the Board of Directors. In reaching liquidity decisions, the Advisor or Subadvisors will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

PREFERRED STOCK, WARRANTS AND RIGHTS

The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common shareholders, but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer’s common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of any money invested in their acquisition.

PARTICIPATORY NOTES

The Fund may invest in participatory notes as an alternative means of accessing the securities markets of emerging market countries where direct investment by foreign investors may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Participatory notes are privately issued by banks or broker-dealers and are designed to correspond generally to the performance of a specified stock market index or “basket” of stocks, or a single stock. Upon the sale of a participatory note, the Fund would be entitled to receive cash from the broker-dealer or bank equal to the value of the underlying security. However, performance results may not replicate exactly the performance of the foreign companies or foreign securities markets that the participatory notes seek to replicate due to transaction and other expenses. Investments in participatory notes include most of the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. Participatory notes are generally traded over-the-counter and are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer or issuers of the underlying security or securities. Participatory notes may be deemed to be illiquid and therefore subject to the Fund’s percentage limitation for investments in illiquid securities.

EQUITY SWAPS

The Fund may also use equity swaps to access foreign securities markets. Equity swaps are agreements to exchange two future cash flows between counterparties at set dates in the future, where one or both of the cash flows are based on the performance of a specified stock market index, a “basket” of stocks or a single stock.

Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in a particular stock or stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or baskets or indices of stocks). The Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term.

Equity swaps are derivatives and their value can be very volatile. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the underlying asset without the use of leverage. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. To the extent that the Advisor or a Subadvisor does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss. Many equity swaps are illiquid (and subject to the Fund’s percentage limitation for investments in illiquid securities), and the Fund may be unable to terminate its obligations when desired. When entering into swap contracts, the Fund must segregate liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

FUTURES CONTRACTS

The Fund may purchase and sell financial futures contracts and options on such contracts. A financial futures contract is an agreement to buy or sell a specific security or financial instrument at a particular price on a stipulated future date. Although some financial futures contracts call for making or taking delivery of the underlying securities or instruments, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation may be accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index on a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. In addition, the Fund may enter into foreign currency futures contracts as described above under “Foreign Currency Contracts and Currency Hedging Transactions.”

At the time the Fund purchases a futures contract, an amount of cash or liquid portfolio securities generally equal to the settlement price less any margin deposit will be designated as segregated at the Fund’s custodian. When writing a futures contract, the Fund will maintain with its custodian similar liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

The Fund will be authorized to use financial futures contracts and related options for hedging and non-hedging purposes, for example to enhance total return or provide market exposure pending the investment of cash balances. The Fund may lose the expected benefit of transactions in financial futures contracts if currency exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes in currency exchange rates or securities prices may also result in poorer overall performance than if the Fund had not entered into any futures transactions.

OPTIONS ON SECURITIES AND STOCK INDICES

The Fund may write covered call and put options and purchase call and put options on securities or stock indices that are traded on U.S. exchanges.

An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Fund may write a call or put option only if the option is “covered.” A call option on a security written by the Fund is covered if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if the Fund owns a call option on the same security and in the same principal amount as the call option written where the exercise price of the call option held (a) is equal to or less than the exercise price of the call option written or (b) is greater than the exercise price of the call option written if the difference is maintained by the Fund in cash or liquid portfolio securities in a segregated account with its custodian. A put option on a security written by the Fund is “covered” if the Fund maintains similar liquid assets with a value equal to the exercise price designated as segregated at its custodian, or else owns a put option on the same security and in the same principal amount as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written. The value of the underlying securities on which options may be written at any one time will not exceed 25% of the total assets of the Fund. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

The Fund will cover call options on stock indices by owning securities whose price changes, in the opinion of the Advisor, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund will cover put options on stock indices by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The Fund will receive a premium for writing a put or call option, which will increase the Fund’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. A rise in the value of the underlying security or index, however, exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of the underlying security or index. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on securities or indices will increase the Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund’s investments does not decline as anticipated, the Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of the Fund’s security holdings being hedged.

The Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, the Fund may purchase call options to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

RISKS OF OPTIONS, FUTURES AND FORWARD CONTRACTS

Options, futures and forward contracts are forms of derivatives. The use of options, futures and forward contracts as hedging techniques may not succeed where the price movements of the securities, currency or other reference asset underlying the options, futures and forward contracts do not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options, futures and forward contracts depend on the portfolio managers’ ability to predict correctly the direction of stock prices, interest rates, currencies and other economic factors and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. Where a liquid secondary market for options, futures or forward contracts does not exist, the Fund may not be able to close its position and, in such an event would be unable to control its losses. The loss from investing in certain options, futures and forward contracts is potentially unlimited. Investments in options, futures and forward contacts may also have the effect of limiting gains from favorable market movements. For example, the use of currency instruments for hedging purposes may limit gains from a positive change in the relationship between the U.S. dollar and foreign currencies.

There is no limit on the amount of the Fund’s assets that can be put at risk through the use of futures and forward contracts and options thereon and the value of the Fund’s futures contracts and options thereon may equal or exceed 100% of the Fund’s total assets.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Act.

SHORT SALES

The Fund may enter into short sales, provided the dollar amount of short sales at any one time would not exceed 25% of the net assets of the Fund, and the value of securities of any one issuer in which the Fund is short would not exceed the lesser of 2% of the value of the Fund’s net assets or 2% of the securities of any class of any issuer. The Fund must designate collateral consisting of cash or liquid portfolio securities with a value equal to the current market value of the shorted securities, which is marked-to-market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as “short sales against the box”), the above requirements are not applicable.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has adopted policies and procedures with respect to the disclosure of the Fund’s portfolio holdings and ongoing arrangements to make available such information to the general public and to certain persons on a selective basis. Except as noted below, the Fund does not provide portfolio holdings to any third party until they are made available on the Cohen & Steers website at cohenandsteers.com or through some other means of public dissemination. The Fund’s full portfolio holdings are published semi-annually in reports sent to shareholders and such reports are made available on the Cohen & Steers website, within 60 days after the end of each semi-annual period. These semi-annual holdings are also filed with the Securities and Exchange Commission (the SEC) within 70 days of the end of each semi-annual period, as part of Form N-CSR. Quarterly holdings reports are filed with the SEC within 60 days at the end of the first and third quarters, as part of Form N-Q. In addition, the Fund posts an uncertified list of portfolio holdings on the website, no earlier than 15 days after the end of each calendar quarter. One day after the full holdings have been published, employees of the Advisor or Subadvisor may freely distribute them to third parties. This information remains available until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information is current. In addition to information on portfolio holdings, other Fund statistical information may be found on the Cohen & Steers Web site or by calling 800-330-7348.

The following are exceptions to the general rule that holdings are not disclosed to third parties until posted to the website:

1. The Fund’s portfolio holdings may be disclosed prior to public release to certain third parties (e.g., rating and ranking organizations, financial printers, pricing information vendors, and other research firms) for legitimate business purposes. Disclosure is conditioned on receipt of a written confidentiality agreement, including a duty not to trade on the basis of the information disclosed. The portfolio holdings may be disclosed to such third parties on an as-needed basis and such disclosure must be authorized by an officer of the Fund. Under these circumstances, the Fund’s portfolio holdings may be disclosed to the following third parties: Broadridge, Inc., Charles River Systems, Inc., RR Donnelley Financial, Merrill Corporation, Interactive Data Corporation, Princeton Financial Systems, Inc., RiskMetrics Group, Moody’s and S&P.

2. The Fund’s portfolio holdings may also be disclosed between and among the Fund’s Advisor, Subadvisors, distributor, administrator, sub-administrator, custodian, independent registered public accounting firm and outside legal counsel for legitimate business purposes within the scope of their official duties and responsibilities, subject to their continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics and the Inside Information Policies and Procedures applicable to the Advisor, Subadvisors, distributor and administrator and as imposed on the other parties by agreement or under applicable laws, rules and regulations.

3. The Fund’s Advisor, Subadvisors, administrator, sub-administrator or custodian may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities transactions with such broker-dealers, subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning the Fund’s portfolio holdings.

4. The Fund may provide certain information (other than complete portfolio holdings) related to the Fund’s portfolio holdings or derived from the Fund’s portfolio holdings to the media so long as the Fund’s chief compliance officer, or his or her designated representative, determines that the Fund has a legitimate business purpose for disclosing the information and the dissemination cannot be reasonably seen to give the recipient of such information an advantage in trading Fund shares or in any other way harm the Fund or its shareholders. Such information may include a small number of portfolio holdings (including information that the Fund no longer holds a particular security) or general information about the Fund’s portfolio holdings that cannot be used to determine the Fund’s portfolio holdings or any portion thereof. Information about a security may not be released if it could reasonably be seen to interfere with the current or future purchase or sale activities of the Fund or is contrary to applicable law.

5. Fund portfolio holdings may also be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with a lawsuit or (3) as required by court order.

The Fund may from time to time post portfolio holdings on the Cohen & Steers website on a more timely basis than 15 days after calendar quarter-end if warranted by market conditions or other circumstances.

INVESTMENT RESTRICTIONS

The investment objective and the principal investment strategies and investment techniques of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized.

The Fund may not:

1. Borrow money, or pledge its assets, except that the Fund may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund’s total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund’s total assets will be repaid before any subsequent investments are made;

2. Issue any senior securities, except that collateral arrangements with respect to transactions such as forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of senior securities for purposes of this restriction;

3. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

4. Purchase or sell real estate or mortgages on real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages acquired on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

5. Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments;

6. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies;

7. Invest 25% or more of its net assets in securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its net assets in securities of companies engaged in the real estate industry and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

8. Purchase restricted or “illiquid” securities, including repurchase agreements maturing in more than seven days, if as a result, more than 15% of the Fund’s net assets would then be invested in such securities (excluding securities which are eligible for resale pursuant to Rule 144A under the Securities Act and determined to be liquid);

9. Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the Investment Company Act of 1940, as amended (the 1940 Act), and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction;

10. Make short sales whereby the dollar amount of short sales at any one time would exceed 25% of the net assets of the Fund; provided the Fund maintains collateral in a segregated account consisting of cash or liquid portfolio securities with a value equal to the current market value of the shorted securities, which is marked-to-market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as “short sales against the box”), such restrictions shall not apply;

11. Invest in puts, calls, straddles, spreads or any combination thereof, except that the Fund may (a) purchase put and call options on securities, securities indexes and currencies, and (b) write covered put and call options on securities, securities indexes and currencies, provided that (i) the securities underlying such options are within the investment policies of the Fund; (ii) at the time of such investment, the value of the aggregate premiums paid for such securities does not exceed 5% of the Fund’s total assets; and (iii) the value of the underlying securities on which options may be written at any one time does not exceed 25% of total assets;

12. Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities;

13. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings; or

14. Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities, provided that the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase on margin.

The investment restrictions numbered 1 through 7 in this SAI have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act, to mean the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Investment restrictions numbered 8 through 14 above are non-fundamental and may be changed at any time by vote of a majority of the Board of Directors.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its Advisor, the Subadvisors, administrator, sub-administrator, custodian and Boston Financial Data Services, Inc. (the Transfer Agent). The Board of Directors also approves the agreement between the Advisor and Subadvisors. The management of the Fund’s day-to-day operations is delegated to its officers, the Advisor, the Subadvisors, administrator and sub-administrator, and Transfer Agent, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. Each such Director and officer also is a Director or officer of some or all of the other seventeen funds in the Cohen & Steers Fund Complex.

Name, Address(1) and Age	Position(s) Held with Fund	Term of Office(2)	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)
Interested Directors(4)
Robert H. Steers Age: 57	Director and Co-Chairman	Until Next Election of Directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and its parent, Cohen & Steers, Inc. (CNS), since 2004. Prior to that, Chairman of the Advisor; Vice President of Cohen & Steers Securities, LLC, the Fund’s distributor (the “Distributor”).	18	Since 1991

Martin Cohen(4)(5) Age: 62	Director and Co-Chairman	Until Next Election of Directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004. Prior to that, President of the Advisor; Vice President of the Distributor.	18	Since 1991

(table continued from previous page)

Name, Address(1) and Age	Position(s) Held with Fund	Term of Office(2)	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)
Independent Directors
Bonnie Cohen(5) Age: 68	Director	Until Next Election of Directors	Consultant. Board Member United States Department of Defense Business Board since 2010; Board member Global Heritage Fund since 2002; Advisory Board member, Posse Foundation since 2004; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004; Board member, Woods Hole Research Center since 2011; Board member Teluride Mountain Film Festival since 2010; Board member, Washington National Opera since 2007; Former Director, Reis, Inc. (real estate analytics firm) from 2003 to 2009; Former member of the Investment Committee, The Moriah Fund from 2002 to 2008; Former Board member, Foundation for Arts and Preservations in Embassies from 2001 to 2009; Former Under Secretary of State for Management, United States Department of State, 1996- 2000.	18	Since 2001

George Grossman Age: 57	Director	Until Next Election of Directors	Attorney-at-law.	18	Since 1993

(table continued from previous page)

Name, Address(1) and Age	Position(s) Held with Fund	Term of Office(2)	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)
Richard E. Kroon Age: 68	Director	Until Next Election of Directors	Member of Investment Committee, Monmouth University since 2004; Former Director, AmComp (workers’ compensation insurance company) from 1996 to 2003 and from 2004 to 2005; Former Director, Finlay Enterprises (fine jewelry retailing) from 2003 to 2006; Former Director, Prominence Networks (telecom equipment) from 2003 to 2005; Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	18	Since 2004

Richard J. Norman Age: 67	Director	Until Next Election of Directors

Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Chaplains Corp since February 2010; Special Representative, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.

				18	Since 2001

(table continued from previous page)

Name, Address(1) and Age	Position(s) Held with Fund	Term of Office(2)	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)
Frank K. Ross Age: 67	Director	Until Next Election of Directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Former Board Member of NCRIC Group, Inc. (insurance) from 2004 to 2005. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	18	Since 2004

Willard H. Smith, Jr Age: 74	Director	Until Next Election of Directors	Board member, Essex Property Trust, Inc. since 1996; Former Board member, Realty Income Corporation from 1996 to 2009; Former Board member, Highwoods Property Trust from 1996 to 2005; Former Board member, Crest Net Lease, Inc. from 1999 to 2009 Formerly, Managing Director at Merrill Lynch & Co., Equity Capital Markets Division, from 1983 to 1995.	18	Since 1996

C. Edward Ward, Jr Age: 64	Director	Until Next Election of Directors	Member of Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	18	Since 2004

(1)	The address for each Director is 280 Park Avenue, New York, NY 10017.
(2)	On March 12, 2008, the Board adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
(3)	The length of time served represents the year in which the Director was first elected or appointed to any Fund in the Cohen & Steers Fund Complex.

(4)	“Interested person”, as defined in the 1940 Act, on the basis of their affiliation with the Advisor (Interested Directors).
(5)	Martin Cohen and Bonnie Cohen are unrelated.

Each Director has been a Director of the Fund since its inception. Additional information about each Independent Director (as defined below) follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared them to be effective Directors.

•

Bonnie Cohen—In addition to her tenure as a Director of various Cohen & Steers funds, Ms. Cohen served as the Fund’s lead Independent Director for one year. She has also served in high ranking positions within the federal government for the past 15 years. In addition, Ms. Cohen has served on the boards of several not-for-profit companies and charitable foundations and founded her own consulting firm. She also served on the board of a firm that analyzes the trends of commercial real estate.

•

George Grossman—In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Grossman has practiced commercial and residential real estate law, which include real estate development, zoning and complex financing for over 30 years, managing his own law firm. Mr. Grossman also serves as the Chairman of the Board’s Contract Review Committee (since 2004), coordinating the information presented to the Boards in connection with the renewal of the Fund’s management contracts as well as interacting with the independent third party service provider.

•

Richard E. Kroon—In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Kroon has served as the complex’s lead Independent Director since 2006, acting as liaison between Fund Management and the Independent Directors. Mr. Kroon has over 30 years of business experience. In addition, he has served on the boards of several public and private companies, and charitable foundations.

•

Richard J. Norman—In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Norman has served as the Chairman of the Board’s Governance Committee since 2004, acting as liaison between the Board and the Investment Company Institute. Mr. Norman has over 34 years of business experience. He served as the Investment Chair of Maryland Public Television for over 10 years, administering various investment opportunities. He serves on various boards of several charitable foundations, most notably the Salvation Army, where he coordinates and oversees numerous fundraising efforts.

•

Frank K. Ross—In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Ross has served as the Chairman of the Board’s Audit Committee since 2004, acting as liaison between the Board and the Fund’s independent registered public accountants. Mr. Ross has over 35 years of public accounting and auditing experience. In addition, he is a visiting professor, teaching accounting, auditing and ethics courses at a private university, and serves as the audit committee chairman and a member of the Human Resources and Compensation Committees of a public utility company. He was on the Board of NCRIC, Inc. from 2004 to 2006, at which point the company was sold. While on NCRIC’s Board, he served on the audit and governance committees.

•

Willard H. Smith Jr.—In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Smith has over 45 years of business experience. He currently serves as a board member of a publicly traded real estate investment trust.

•	C. Edward Ward Jr.—In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Ward has over 31 years of industry experience with closed-end investment companies, previously serving as Director of Closed-End Fund Management at the New York Stock Exchange. He also earned a master of business administration degree from Harvard University and currently serves as a trustee of a private university.

The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accountancy or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating Committee contains certain other specific requirements and factors considered by the Committee in identifying and selecting Director candidates.

To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Advisor, and also may benefit from information provided by the Fund’s and the Advisor’s counsel; both Board and Fund counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of the Fund’s directors not be “interested persons” (as defined in the 1940 Act) of the Fund and as such are not affiliated with the Advisor (Independent Directors). To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, over 75% of the Fund’s Directors are Independent Directors. The Chairmen of the Board are interested persons of the Fund, and the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board meeting agendas, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel. The Board has determined that its leadership structure, in which the Independent Directors have designated a lead Independent Director to function as described above is appropriate in light of the services that the Advisor and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

Officers of the Fund. The officers of the Fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their addresses, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address(1) and Age	Position(s) Held with Fund(2)	Principal Occupation During At Least The Past Five Years	Length of Time Served(3)
Adam M. Derechin Age: 46	President and Chief Executive Officer	Chief Operating Officer of the Advisor since 2003 and prior to that, Senior Vice President of the Advisor.	2005
Joseph M. Harvey Age: 47	Vice President	President and Chief Investment Officer of the Advisor (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of the Advisor.	2004
Scott Crowe Age: 33	Vice President	Senior Vice President and Global Research Strategist of the Advisor since 2007. Prior to that, Executive Director at UBS and head of U.S. REITs and a global strategist. He also worked at UBS Warburg as a real estate analyst.	2008
Luke Sullivan Age: 33	Vice President	Senior Vice President of the Advisor since 2006. Prior to that, Vice President and research analyst at Citigroup Investment Research, covering Australian companies.	2008
Francis C. Poli Age: 48	Secretary	Executive Vice President, Secretary and General Counsel of the Advisor since March 2007. Prior to that, General Counsel of Allianz Global Investors of America LP.	2007
James Giallanza Age: 44	Treasurer and Chief Financial Officer	Senior Vice President of the Advisor since 2006. Prior to that, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formerly Citigroup Asset Management) fund complex from August 2004 to September 2006. Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	2006
Tina M. Payne Age: 36	Assistant Secretary	Senior Vice President and Associate General Counsel of the Advisor since 2010 and prior to that Vice President and Associate General Counsel since July 2007. Prior thereto, Vice President and Counsel at PFPC Inc. (financial services company) from 2003 to 2007. Associate at Stradley, Ronon, Stevens & Young, LLP (law firm) from 2001 to 2003.	2007
Lisa Phelan Age: 42	Chief Compliance Officer	Senior Vice President and Director of Compliance of the Advisor since 2007 and prior to that Vice President since 2006. Prior to joining the Advisor in 2004, she was Chief Compliance Officer of Avatar Associates and Overture Asset Managers from 2003 to 2004.	2006
Lester Lay Age: 48	Assistant Treasurer	Vice President of the Advisor since 2005. Prior to that, Vice President of Morgan Stanley Investment Advisors Inc.	2005
Neil Bloom Age: 40	Assistant Treasurer	Vice President of the Advisor since August 2008. Prior to that, Senior Tax Manager at KPMG, LLP (accounting firm) from 2004 to 2008.	2009

(1)	The address of each officer is 280 Park Avenue, New York, NY 10017

(2)	Appointed by the Board and serves at the pleasure of the Board.
(3)	The length of time served represents the year in which the officer was first appointed to any Fund in the Cohen & Steers Fund Complex.

All of the officers of the Fund are officers or employees of the Advisor and its affiliates. Their affiliations with the Fund and with the Advisor are provided under their principal business operations.

The following table provides information concerning the dollar range of the Fund’s equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex is also set forth below.

	Dollar Range of Equity Securities in the Fund as of December 31, 2010*	Aggregate Dollar Range of Equity Securities in the Cohen & Steers Fund Complex as of December 31, 2010*
Robert H. Steers	None	Over $100,000
Martin Cohen	None	Over $100,000
Bonnie Cohen	None	Over $100,000
George Grossman	None	Over $100,000
Richard E. Kroon	None	Over $100,000
Richard J. Norman	None	Over $100,000
Frank K. Ross	None	Over $100,000
Willard H. Smith, Jr	None	Over $100,000
C. Edward Ward, Jr	$1 – $10,000	$50,001 – $100,000

*	Valued as of January 31, 2011.

Conflicts of Interest. No Independent Director and none of their immediate family members, own any securities issued by the Advisor, or any person or entity (other than the Fund and other funds in the Cohen & Steers Fund Complex) directly or indirectly controlling, controlled by, or under common control with the Advisor.

BOARD’S ROLE IN FUND GOVERNANCE

Committees. The Fund’s Board of Directors has four standing committees, the Audit Committee, the Nominating Committee, the Contract Review Committee and the Governance Committee. Each Committee is composed solely of Independent Directors. All of the Independent Directors are members of the Nominating and Contract Review Committees. The members of the Governance Committee are Messrs. Norman, Ward and Smith. The members of the Audit Committee are Ms. Cohen and Messrs. Ross, Kroon and Grossman.

The Audit, Nominating, Contract Review and Governance Committees met three, one, one and seven times, respectively, during the fiscal year ended October 31, 2010.

The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund’s financial reporting process. The functions of the Nominating Committee are to identify individuals qualified to become members of the Board of Directors in the event that a position is vacated or created, to select the Director nominees for any future meeting of shareholders and to set any necessary standards or qualifications for service on the Board of Directors. The Nominating Committee will consider nominees properly recommended by the Fund’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Fund’s Secretary. The main functions of the Contract Review Committee are to make recommendations to the Board of Directors after reviewing advisory and other contracts that the Fund has with the Advisor and to select third parties to provide evaluative reports and other information regarding the services provided by the Advisor to the Board. The main function of the Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee will oversee, among other things, the structure and composition of the Board committees, the size of the Board and the compensation of Independent Directors for service on the Board and any Board committee.

Board’s Oversight Role in Management. The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Advisor and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the lead Independent Director, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Fund’s and the Advisor’s Chief Compliance Officer and portfolio management personnel. The Board’s audit committee (which consists of four Independent Directors) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Fund’s independent registered public accounting firm and the Fund’s Treasurer and Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Advisor or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Advisor and certain service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. However, it is not possible to eliminate all of the risks to the Fund. The Board also receives reports from counsel to the Fund and the Advisor and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

The following table sets forth information regarding compensation of the Directors by the Fund and by the Cohen & Steers Fund Complex for the year ended October 31, 2010 and by the Cohen & Steers Fund Complex for the calendar year ended December 31, 2010. Officers of the Fund and Interested Directors do not receive any compensation from the Fund or any other fund in the Cohen & Steers Fund Complex except for the Chief Compliance Officer, who receives less than $60,000 from the Fund. The Independent Directors are paid an annual base retainer of $95,000, paid quarterly and a $10,000 fee per quarter ($40,000 annually), and such fees are allocated over the Cohen & Steers Fund Complex based on average net assets of each fund. Prior to January 1, 2011, the Audit Committee Chairman was paid $15,000 per year in the aggregate for his service as Chairman of the Audit Committees of the Cohen & Steers Fund Complex, and the Contract Review and Governance Committee Chairmen were paid $10,000 per year in the aggregate for their work in connection with the Cohen & Steers Fund Complex. Beginning January 1, 2011, the Audit Committee Chairman is paid $25,000 per year in the aggregate for his service as Chairman of the Audit Committees of the Cohen & Steers Fund Complex, and the Contract Review and Governance Committee Chairmen are paid $20,000 per year in the aggregate for their work in connection with the Cohen & Steers Fund Complex. The lead Independent Director is paid $50,000 per year in the aggregate for his service as lead Independent Director of the Cohen & Steers Fund Complex. Directors also may be paid additional compensation for services related to the Board or its committees, as approved by the Board. In the column headed “Total Compensation Paid to Directors By Fund Complex,” the compensation paid to each Director represents the compensation paid by the funds* that each Director serves in the Fund Complex during the calendar year ended December 31, 2010. The Directors do not receive any pension or retirement benefits from the Cohen & Steers Fund Complex.

Name of Person, Position	Aggregate Compensation From Fund	Total Compensation Paid to Directors By Fund Complex
Bonnie Cohen, Director	$713	$135,000
Martin Cohen, (1) Director and Co-Chairman	$0	$0
George Grossman, Director	$766	$145,000
Richard E. Kroon, (2) Director	$978	$185,000
Richard J. Norman, Director	$766	$145,000
Frank K. Ross, Director	$793	$150,000
Willard H. Smith, Jr., Director	$713	$135,000
Robert H. Steers, (1) Director and Co-Chairman	$0	$0
C. Edward Ward, Jr., Director	$713	$135,000

*	Eighteen as of December 31, 2010.
(1)	Interested Director.
(2)	Lead Independent Director.

PRINCIPAL HOLDERS OF SECURITIES

PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control. Certain shareholders could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or terms of the investment advisory agreement (the Investment Advisory Agreement) with the Advisor.

As of January 31, 2011, the following principal holders owned 5% or more of a Class of shares of the Fund as follows:

Name and Address	Fund Classes	Percentage of Total Shares Held
Merrill Lynch	A	12.39%
For Exclusive Benefit of Our Customers	C	43.64%
FDS—Attn Michael Ceglio	I	12.04%
4800 Deer Lake Dr. East—2nd Flr.
Jacksonville FL 32246-6484

Prudential Investment Management	I	9.71%
Service for the Benefit of Mutual Fund Clients
Attn: PruChoice Unit
100 Mulberry St.
Gateway Center 3-11th Fl.
Newark NJ 07102-4056

Name and Address	Fund Classes	Percentage of Total Shares Held

Morgan Stanley Smith Barney	A	9.30%
Harborside Financial Center Plaza 2,	C	6.04%
3rd Fl.
Jersey City, NJ 97311

Citigroup Global Markets	A	13.96%
House Account	C	16.69%
700 Red Brook Blvd.	I	8.00%
Owings Mills, MD 21117-5184

Charles Schwab & Co. Inc.	A	24.31%
Reinvest Account
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

Yawkey Foundation II	I	49.16%
900 Washington St., Suite 315
Dedham, MA 02026-6719

MANAGEMENT OWNERSHIP

As of January 31, 2011, Directors and officers of the Fund as a group owned less than 1% of the Fund’s outstanding shares.

INVESTMENT ADVISORY AND OTHER SERVICES

THE ADVISOR

Cohen & Steers Capital Management, Inc., a registered investment advisor, located at 280 Park Avenue, New York, New York 10017 is the investment advisor to the Fund. The Advisor is a wholly owned subsidiary of CNS, a publicly traded company whose shares are listed on the New York Stock Exchange under the symbol “CNS.” As of December 31, 2010, the Advisor managed approximately $34.5 billion in assets.

The Advisor was formed in 1986 and its current clients include pension plans of leading corporations, endowment funds and investment companies, including each of the open-end and closed-end Cohen & Steers funds. Messrs. Cohen and Steers are “controlling persons” of the Advisor on the basis of their ownership of the stock in CNS.

Pursuant to the Investment Advisory Agreement, the Advisor furnishes a continuous investment program for the Fund’s portfolio, and has overall responsibility for directing the investments of the Fund in accordance with its investment objective, policies and limitations, subject to the general supervision of the Board of Directors of the Fund. The Advisor also is responsible for supervising and monitoring the Subadvisors.

For its services under the Investment Advisory Agreement, the Fund pays the Advisor a monthly management fee at the annual rate of 1.00% of the average daily net asset value (NAV) of the Fund. This fee is allocated among the separate classes based on the classes’ proportionate shares of such average daily NAV. For the fiscal years ended October 31, 2010, 2009 and, 2008, the Advisor received advisory fees from the Fund in the following amounts:

Fiscal Period/Year ended	Gross Advisory Fee	Advisory Fee Waivers	Net Advisory Fees
October 31, 2010	$595,826	$234,443	$361,383
October 31, 2009	$905,824	$327,949	$577,875
October 31, 2008	$2,029,858	$129,133	$1,900,725

The Advisor also provides the Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the sub-administrator, the Transfer Agent and the custodian, which the Advisor is not required to furnish under the Investment Advisory Agreement. The personnel rendering these services, who may act as officers of the Fund, may be employees of the Advisor or its affiliates. The cost to the Fund of these services must be agreed to by the Fund and is intended to be no higher than the actual cost to the Advisor or its affiliates of providing the services. The Fund may from time to time hire its own employees or contract to have services performed by third parties, and the management of the Fund intends to do so whenever it appears advantageous to the Fund.

In addition, through February 29, 2012, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund’s total annual operating expenses at 1.80% for the Class A shares, 2.45% for the Class C shares and 1.45% for the Class I shares.

THE SUBADVISORS

The Advisor has entered into subadvisory agreements (each, a Subadvisory Agreement) with each of the Subadvisors, which are each of a wholly owned subsidiary of CNS. For their services provided under the Subadvisory Agreements, the Advisor (not the Funds) pays the Subadvisors. Effective October 1, 2009, the Advisor allocates 50% of the advisory fee received from the Fund among itself and each Subadvisor based on the portion of the Fund’s average assets managed by the Advisor and that Subadvisor. The Advisor retains the remaining 50% of the advisory fee received from the Fund. Prior to October 1, 2009, the Advisor paid CNS Asia 0.50% of the average daily NAV of the Fund. For the fiscal year ended October 31, 2010, 2009 and 2008 the Advisor paid CNS Asia $297,913, $288,938 and $1,014,929, respectively. CNS Europe and CNS UK became Subadvisors as of the date of this SAI. References in this SAI to activities and responsibilities of the Advisor may be performed by the Subadvisors pursuant to the Subadvisory Agreements.

CNS Asia provides investment advisory and research services in connection with managing the Fund’s investments in Asia Pacific real estate companies. CNS Asia is located at 1202, Citibank Tower, Citibank Plaza, 3 Garden Road, Central, Hong Kong. As of December 31, 2010, the Subadvisor managed approximately $6.09 billion in assets.

CNS Europe provides investment research and advisory services with respect to European real estate securities and provides trade order execution services for the Fund. CNS Europe, is located at 166 Chausee de la Hulpe, Brussels, Belgium. As of December 31, 2010, CNS Europe managed approximately $4.38 billion in assets.

CNS UK provides investment research and advisory services to the Advisor and CNS Europe in connection with managing the Fund’s investments in Europe. CNS UK is located at 21 Sackville Street, 4th Floor, London, W1S 3DN, U.K. As of December 31, 2010, CNS UK managed approximately $3.25 billion in assets.

PORTFOLIO MANAGERS

Accounts Managed. The Fund’s portfolio managers (each referred to as a “portfolio manager”) are listed below. Each portfolio manager also manages other registered investment companies and/or other pooled investment vehicles and accounts in addition to the Fund. The following tables show, as of December 31, 2010, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.

Martin Cohen

	Number of All Accounts	Total Assets of All Accounts
Registered Investment Companies	16	$14,127,706,000
Other Pooled Investment Vehicles	36	$11,540,758,000
Other Accounts(1)	42	$4,236,799,000

Robert H. Steers

	Number of All Accounts	Total Assets of All Accounts
Registered Investment Companies	16	$14,127,706,000
Other Pooled Investment Vehicles	36	$11,540,758,000
Other Accounts(1)	42	$4,236,799,000

Joseph M. Harvey

	Number of All Accounts	Total Assets of All Accounts
Registered Investment Companies	16	$14,127,706,000
Other Pooled Investment Vehicles	36	$11,540,758,000
Other Accounts(1)	42	$4,236,799,000

Luke Sullivan

	Number of All Accounts	Total Assets of All Accounts
Registered Investment Companies	4	$2,355,623,000
Other Pooled Investment Vehicles	30	$10,856,194,000
Other Accounts	17	$1,527,835,000

Scott Crowe

	Number of All Accounts	Total Assets of All Accounts
Registered Investment Companies	5	$2,709,695,000
Other Pooled Investment Vehicles	29	$10,847,332,000
Other Accounts	17	$1,527,835,000

Jason Yablon(2)

	Number of All Accounts	Total Assets of All Accounts
Registered Investment Companies	–0–	–0–
Other Pooled Investment Vehicles	–0–	–0–
Other Accounts	–0–	–0–

(1)	Two Other Accounts, with total assets of $105,885,000, are subject to performance-based fees.

(2)	Mr. Yablon became a portfolio manager effective March 1, 2011.

Share Ownership. The following table indicates the dollar range of securities of the Fund owned by the Fund’s portfolio managers as of December 31, 2010:

Dollar Range of Securities Owned
Martin Cohen	–0–
Robert H. Steers	–0–
Joseph M. Harvey	–0–

Dollar Range of Securities Owned
Scott Crowe	–0–
Luke Sullivan	–0–
Jason Yablon	–0–

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor or Subadvisors. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor and Subadvisors strive to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Advisor and Subadvisors to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the Advisor and Subadvisors and their affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the Advisor and Subadvisors however not to put the interests of the CNS Accounts ahead of the interests of client accounts. The Advisor and Subadvisors may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the Advisor and the Subadvisors, acting in their reasonable judgment and consistent with its fiduciary duties, believe this is appropriate for, and consistent with the objectives and profile of, the client account.

Advisor and Subadvisor Compensation Structure. Compensation of the Advisor’s and Subadvisors’ portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the Advisor’s and Subadvisors’ parent, CNS. The Advisor’s and Subadvisors’ investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of their employees. Compensation of the Advisor’s and Subadvisors’ investment professionals is reviewed primarily on an annual basis.

Method to Determine Compensation. The Advisor and Subadvisors compensate their portfolio managers based primarily on the total return performance of funds and accounts managed by a portfolio manager versus appropriate peer groups or benchmarks. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the Advisor and Subadvisors varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Advisor, the Subadvisors and CNS. While the annual salaries of the Advisor’s and Subadvisors’ portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

ADMINISTRATOR AND CO-ADMINISTRATOR

The Advisor has also entered into an administration agreement with the Fund (the Administration Agreement) under which the Advisor performs certain administrative functions for the Fund, including (i) providing office space, telephones, office equipment and supplies for the Fund; (ii) paying the compensation of the Fund’s officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of the periodic updating of the Fund’s registration statement, including the Prospectus and SAI, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (v) supervising preparation of quarterly reports to the Fund’s shareholders, and notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders; (vi) supervising the daily pricing of the Fund’s investment portfolio and the publication of the NAV of the Fund’s shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Fund, including the custodian, transfer agent and printers; (viii) providing trading desk facilities for the Fund; (ix) supervising compliance by the Fund with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the custodian and Transfer Agent) and preparing and filing of tax reports other than the Fund’s income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities. For its services under the Administration Agreement, the Advisor receives a monthly fee from the Fund at the annual rate of 0.10% of the Fund’s average daily net assets.

In accordance with the terms of the Administration Agreement and with the approval of the Fund’s Board of Directors, the Advisor has caused the Fund to retain State Street Bank and Trust Company (State Street) under a fund accounting and administration agreement (the Co-Administration Agreement). Under the Co-Administration Agreement, State Street has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining the Fund’s NAV and preparing these figures for publication; (ii) maintaining certain of the Fund’s books and records that are not maintained by the Advisor, custodian or Transfer Agent; (iii) preparing financial information for the Fund’s income tax returns, proxy statements, shareholders reports, and SEC filings; and (iv) responding to shareholders inquiries.

Under the terms of the Co-Administration Agreement, the Fund pays State Street a monthly administration fee, computed on the basis of the aggregate net assets of all the funds in the Cohen & Steers Fund Complex at an annual rate equal to 0.03% of the first $2.2 billion in assets, 0.02% of the next $2.2 billion, and 0.01% of assets in excess of $4.4 billion, with a minimum fee per fund of $120,000. The aggregate fee paid by each of the Fund and the other funds in the Cohen & Steers Fund Complex to State Street is computed by calculating the effective rate for all the funds and multiplying the monthly average net assets of each respective fund in the complex by that effective rate. For those funds with preferred shares outstanding, the monthly average net assets will be adjusted by the monthly average liquidation value of the preferred shares. The Fund is then responsible for its pro rata amount of the aggregate administration fee. State Street also serves as the Fund’s custodian and transfer agent. See “Custodian and Transfer and Dividend Disbursing Agent,” below.

For the fiscal years ended October 31, 2010, 2009, and 2008, the Advisor received an administrative fee from the Fund in the amount of $59,583, $57,788 and $202,986, respectively.

DISTRIBUTOR

Cohen & Steers Securities, LLC, located at 280 Park Avenue, New York, New York 10017 (the Distributor), serves as the Distributor of shares of the Fund. For Class A and Class C, the Distributor receives compensation as described below under Distribution Plan. The Distributor is not obligated to sell any specific amount of shares and will sell shares, as agent for the Fund, on a continuous basis only against orders to purchase shares.

The Distributor is an “affiliated person” of the Advisor, which is itself an affiliated person of the Fund. The Distributor is a wholly-owned affiliate of the Advisor. Those individuals identified above under “Management of the Fund” as directors or officers of both the Fund and the Distributor are affiliated persons of both entities.

The Distributor receives a portion of the sales charge imposed on the sale, in the case of Class A shares, or redemption in the case of Class C shares (and in certain cases Class A shares) of Fund shares. For the last three fiscal years, the Distributor received the following combined commissions on sales of Class A and Class C shares during the following periods:

2010	2009	2008
$4,878	$10,622	$151,516

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

State Street, which has its principal business at One Lincoln Street, Boston, Massachusetts 02111, has been retained to act as custodian of the Fund’s investments. Boston Financial Data Services, Inc. provides transfer and dividend disbursing agency services to the Fund.

Neither State Street nor the Transfer Agent has any part in deciding the Fund’s investment policies or which securities are to be purchased or sold for the Fund’s portfolio.

CODES OF ETHICS

The Fund, the Advisor, the Subadvisors and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and, with respect to the Advisor and Subadvisors, Rule 204A-1 under the Investment Advisers Act of 1940, as amended, that are designed to ensure that the interests of Fund shareholders come before the interest of those involved in managing the Fund. Each code of ethics, among other things, prohibits personnel of the Advisor, the Subadvisors and the Distributor from investing in REITs and real estate securities, and initial public offerings; requires pre-approval for transactions in private placements and most other securities transactions (including transactions in Cohen & Steers closed-end funds); and requires a holding period of 60 days for Cohen & Steers open-end funds. The Fund’s Independent Directors are prohibited from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that the security is being considered for purchase or sale by the Fund, or is being purchased or sold by the Fund.

PROXY VOTING

The Fund’s Board of Directors has delegated to the Advisor and the Subadvisors the responsibility for voting proxies on behalf of the Fund, and has determined that the Advisor and the Subadvisors will vote proxies with respect to those portfolio securities for which they have investment responsibility. A summary of the Advisor’s and Subadvisors’ Proxy Voting Policies and Procedures is set forth in Appendix A.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Advisor and Subadvisors. Transactions on U.S. and non-U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten or agency placed issues at prices that reflect underwriting or placement fees. The Advisor or Subadvisors will only cause the Fund to engage in these transactions if the Advisor and Subadvisors deem such participation to be in the best interests of the Fund. In certain circumstances, regulatory restrictions may prevent the Fund from purchasing securities in an offering in which an affiliate serves as placement agent of the issuer, and the Fund’s inability to participate could be deemed to be to the detriment of the Fund.

In selecting a broker to execute each particular transaction, the Advisor and Subadvisors will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.

In addition, the Advisor and Subadvisors may receive research services from a broker in connection with initiating portfolio transactions for the Fund. Research services include pricing and market data services. The Advisor or Subadvisors shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged solely for execution services for that transaction if the Advisor or Subadvisors, as the case may be, determines in good faith that the commission was reasonable in relation to the value of the research service provided.

Research and investment information is provided by brokers at no cost to the Advisor and Subadvisors and is available for the benefit of other accounts advised by the Advisor, Subadvisor and their affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Advisor’s or Subadvisor’s expenses, it is not possible to estimate its value and in the opinion of the Advisor and Subadvisor it does not reduce the Advisor’s or Subadvisors’ expenses in a determinable amount.

The extent to which the Advisor and Subadvisor make use of statistical, research and other services furnished by brokers is considered by the Advisor or Subadvisors in the allocation of brokerage business but there is no formula by which such business is allocated. The Advisor and Subadvisors do so in accordance with its respective judgment of the best interests of the Fund and its shareholders. The Advisor and Subadvisors may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which the Fund would be obligated to pay (such as custodial and professional fees).

For the fiscal years ended October 31, 2010, 2009 and 2008, the Fund paid a total of $224,497, $329,783 and $721,000, respectively, in brokerage commissions. Of such amounts, $50,280, $144,137 and $208,164, respectively was placed with brokers or dealers who provide research and investment information. The Fund’s portfolio turnover rate for the fiscal year ended October 31, 2010 was 94%.

ORGANIZATION AND DESCRIPTION OF CAPITAL STOCK

The Fund was incorporated on April 24, 2006 as a Maryland corporation and is authorized to issue 225,000,000 shares of Common Stock, $.001 par value. The authorized shares of the Fund are currently divided into three classes designated Class A Common Stock, Class C Common Stock and Class I Common Stock. The Fund shall, to the extent permitted by applicable law, have the right, at its option, at any time to redeem shares owned by any shareholder of any class if the Board of Directors has determined that it is in the best interests of the Fund to redeem the shares. The Fund’s shares have no preemptive or conversion rights. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and service fees, which may affect performance, and (ii) each class has exclusive voting rights on any matter submitted to shareholders that affects only that class, including any matter that relates to that class’ Distribution Plan and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. With the exceptions noted above, each share has equal voting, dividend, distribution and liquidation rights. All shares of the Fund, when duly issued, will be fully paid and nonassessable. Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Directors. The foregoing description is subject to the provisions contained in the Fund’s Articles of Incorporation and By-Laws as amended and supplemented from time to time.

The Board of Directors is authorized to reclassify and issue any unissued shares of the Fund without shareholder approval. Accordingly, in the future, the Board of Directors may create additional series of shares with different investment objectives, policies or restrictions. Any issuance of shares of another class would be governed by the 1940 Act and Maryland law.

DEALER REALLOWANCES

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares, as set forth below:

Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.25%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1 million	2.25%	2.30%	1.75%
$1 million or more	None	None	None †

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge.
†	See “Other Share Information.”

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan and related agreements (the Distribution Plan) pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a distribution plan adopted by the investment company’s Board of Directors. Under the Distribution Plan, the Fund will pay to the Distributor, as compensation for acting as principal underwriter of the Fund’s shares and as reimbursement of the distribution expenses incurred therewith, a fee at annual rates not to exceed 0.25% and 0.75% of the average net assets of the Fund attributable to Class A shares and Class C shares, respectively. The Distributor may use such amounts to pay various distribution-related expenses, including (i) to make payments to brokers, financial institutions and other financial intermediaries (payee(s)) who have rendered distribution assistance and (ii) for other expenses such as advertising costs and the payment for printing and distribution of Prospectuses to prospective investors. The Class I shares do not participate in the Distribution Plan. In addition to the amounts required by the Distribution Plan, the Distributor may, in its discretion, pay additional amounts from its own resources. The Board of Directors have determined that there is a reasonable likelihood the Distribution Plan will benefit the Fund and its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow.

For the fiscal years ended October 31, 2010, 2009 and 2008, with respect to the Class A shares, the Fund paid distribution fees for expenditures under the Distribution Plan, in the aggregate amount of $70,032, $64,173 and $264,286, respectively. All of the amounts paid were spent for compensation to broker-dealers and other financial intermediaries.

For the fiscal years ended October 31, 2010, 2009 and 2008, with respect to the Class C shares, the Fund paid distribution fees for expenditures under the Distribution Plan, in the aggregate amount of $143,189, $136,178 and $431,650, respectively. All of the amounts paid were spent for compensation to broker-dealers and other financial intermediaries.

Under the Distribution Plan, the Fund’s Treasurer reports quarterly the amounts and purposes of assistance payments. During the continuance of the Distribution Plan the selection and nomination of the Independent Directors are at the discretion of the Independent Directors currently in office.

The Distribution Plan may be terminated at any time by a vote of the shareholders or by vote of the Independent Directors. The Distribution Plan and related agreements may be renewed from year to year if approved by a vote of the Board of Directors, and by the vote of the Independent Directors cast in person at a meeting called for the purpose of voting on such renewal. The Distribution Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Distribution Plan must be approved by a vote of the Board of Directors and of the Independent Directors, cast in person at a meeting called for the purpose of such vote.

Pursuant to the rules of the Financial Industry Regulatory Authority (FINRA), the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed 0.75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

SHAREHOLDER SERVICES PLAN

The Fund has adopted a shareholder services plan, pursuant to which the Fund pays the Distributor a fee at an annual rate of up to 0.10% of the average daily NAV of the Fund’s Class A and up to 0.25% of the average daily NAV of the Fund’s Class C shares for shareholder account service and maintenance. Under this plan, the Fund or the Distributor may enter into agreements with qualified financial institutions to provide these shareholder services, and the Distributor is responsible for payment to the financial institutions. Services provided may vary based on the services offered by your financial institution and the class of shares in which you invest.

For the fiscal years ended October 31, 2010, the Fund paid fees for expenditures under the shareholder services plan, in the aggregate amount as follows:

Class A Shares	$28,013
Class C Shares	$47,730

DETERMINATION OF NET ASSET VALUE

NAV per share of each class is determined by the Fund on each day the NYSE is open for trading.

For purposes of determining the NAV of each class of the Fund, readily marketable portfolio securities principally traded on any exchange or similar regulated market reporting contemporaneous transaction prices are valued, except as indicated below, at the last sale price reflected on such principal market on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, the bid price may be used. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the Advisor determines that bid and/or asked price or a counterparty valuation does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Because a Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when a Fund does not price its shares, the value of securities held in such Fund may change on days when you will not be able to purchase or redeem Fund shares.

REDUCING THE INITIAL SALES LOAD ON CLASS A SHARES

As discussed in the Prospectus for Class A shares, the size of the total investment in the Class A shares of the Fund will affect your sales load.

Described below are several methods to reduce the applicable sales load. In order to obtain a reduction in the sales load, an investor must notify, at the time of purchase, his or her dealer, the Transfer Agent or the Distributor of the applicability of one of the following:

Rights of Aggregation. The size of the total investment applies to the total amount being invested by any “person,” which term includes an individual, his or her spouse and children under the age of 21, a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under the Code) although more than one beneficiary is involved, or any U.S. bank or investment advisor purchasing shares for its investment advisory clients or customers. Any such person purchasing for several accounts at the same time may combine these investments into a single transaction in order to reduce the applicable sales charge.

Rights of Accumulation. The Class A shares may be purchased at a reduced sales charge by a “person” (as defined above) who is already a shareholder of the Fund and/or a shareholder of other Cohen & Steers open-end funds that impose initial sales charges (Eligible Funds) by taking into account not only the amount then being invested, but also the current NAV of the shares of the Fund and other Eligible Funds already held by such person. If the current NAV of the qualifying shares already held plus the NAV of the current purchase exceeds a point in the schedule of sales charges at which the charge is reduced to a lower percentage, the entire current purchase is eligible for the reduced charge. To be entitled to a reduced sales charge pursuant to the Rights of Accumulation, the investor must notify his or her dealer, the Transfer Agent or the Distributor at the time of purchase that he or she wishes to take advantage of such entitlement, and give the numbers of his or her account, and those accounts held in the name of his or her spouse or for a minor child, and the specific relationship of each such other person to the investor.

Letter of Intention. An investor may also qualify for a reduced sales charge by completing a Letter of Intention (the Letter) set forth in the Subscription Agreement attached to the Prospectus or on a separate form for this purpose which is available from the Fund. This enables the investor to aggregate purchases of shares of the Fund and other Eligible Funds during a 12-month period for purposes of calculating the applicable sales charge. All shares of the Fund and other Eligible Funds currently owned by the investor will be credited as purchases toward the completion of the Letter at the greater of their NAV on the date the Letter is executed or their cost. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter. For each investment made, the investor must notify his or her dealer, the Transfer Agent or the Distributor that a Letter is on file along with all account numbers associated with the Letter.

The Letter is not a binding obligation on the investor. However, 5% of the amount specified in the Letter will be held in escrow, and if the investor’s purchases are less than the amount specified, the investor will be requested to remit to the Fund an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. However, the sales charge applicable to the investment will in no event be higher than if the shareholder had not submitted a Letter.

Sales at Net Asset Value. Class A shares of the Fund may be sold at NAV (i.e., without a sales charge) (i) to registered representatives or employees (and their immediate families) of authorized dealers, or to any trust, pension, profit-sharing or other benefit plan for only such persons, (ii) to banks or trust companies or their affiliates when the bank, trust company, or affiliate is authorized to make investment decisions on behalf of a client, (iii) to investment advisors and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, (iv) to clients of such investment advisors and financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker, agent, investment advisor or financial institution, and (v) to retirement and deferred compensation plans including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and “rabbi trusts.” Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent. Class A shares of the Fund may also be sold at NAV to current officers, Directors and employees (and their immediate families) of the Fund, the Advisor and its affiliates, the Distributor, employees (and their immediate families) of certain firms providing services to the Fund (such as the custodian and Transfer Agent), and to any trust, pension, profit-sharing or other benefit plan for only such persons.

CONTINGENT DEFERRED SALES CHARGES

CLASS A SHARES

With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under “Contingent Deferred Sales Charges—Class C Shares.” In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge.

Proceeds from the contingent deferred sales charge on Class A shares are paid to the Distributor and are used by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers or financial intermediaries for selling Class A shares.

CLASS C SHARES

Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2 , or (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative. In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of any shares held longest during the time they are subject to the sales charge.

Proceeds from the contingent deferred sales charge are paid to the Distributor and are used by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to dealers and financial intermediaries for selling Class C shares.

CLASS I SHARES

Class I shares are not subject to a contingent deferred sales charge. Please see the Fund’s Class I Prospectus for a further discussion of Class I shares.

FUND REORGANIZATIONS

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any contingent deferred sales charge or redemption fee will be waived in connection with the redemption of shares of the Fund if the Fund is combined with another Cohen & Steers open-end fund, or in connection with a similar reorganization transaction.

SIGNATURE GUARANTEES

In addition to the circumstances listed in the Prospectus, the Fund requires signature guarantees for the following:

1. When shares are transferred to a new owner.

2. When certificated (issued) shares are redeemed, exchanged or transferred.

3. To establish any Automated Clearing House (ACH) service or to amend banking information on an existing ACH service.*

4. When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established prior to the transaction request.

5. When an address is updated on an account which has been coded “Do Not Mail” because mail has been returned as undeliverable. A mailing address and residential address must be provided.*

6. For any other instance whereby the Fund or its Transfer Agent deems it necessary as a matter of prudence.

The Fund reserves the right to require that instructions for any other transactions be in writing, signed by all owners, and signature guaranteed.

The Fund will accept a signature guarantee from its principal underwriter, or any eligible guarantor institution (including any bank, savings association, credit union, exchange, or broker firm) that is a member of the STAMP, the New York Exchange Medallion Signature Program (MSP), or the Stock Exchanges Medallion Program (SEMP). The surety bond coverage amount of the guarantee must equal or exceed the amount of the transaction or transactions that are being authorized. If more than one signature is required, each signature must be signature guaranteed. The Fund will not accept a signature guarantee that has been amended or limited in any way. Please note that a notary public stamp or seal is not an acceptable substitute for a signature guarantee.

The signature guarantee requirements do not apply to transactions or instructions that are communicated to the Fund through NSCC Fund/SERV or Networking by broker-dealers or other financial institutions that have entered into a Fund/SERV or Networking Agreement with the Fund or the Fund’s agent. Broker-dealers and other institutions that process transactions through Fund/SERV or Networking are responsible for obtaining the permission of their clients to process such transactions and for ensuring that such transactions are processed properly. The Fund does not have any responsibility for obtaining any documentation from such financial institutions to demonstrate that their clients have authorized the transactions or instructions.

The signature guarantee policies of the Fund may be amended at any time without prior notice.

*	For items 3 and 5, a Signature Validation Program stamp (SVP) will be accepted from any member of the Securities Transfer Agent Medallion Signature Program (STAMP) in lieu of a medallion signature guarantee. When using SVP to change banking instructions, a shareholder must wait 30 days from the date of the change before redeeming shares to the newly updated bank file; however, using a STAMP 2000 Medallion signature guarantee will not cause such a delay.

OTHER INFORMATION

The Advisor and the Distributor may make payments from their own resources to dealers and other financial intermediaries as compensation for distribution, administrative or other services (“Additional Payments”). These Additional Payments are in addition to the compensation these intermediaries receive from sales commissions, distribution fees and shareholder service fees, as described in the Prospectus. These Additional Payments may take the form of, among other things, “due diligence” payments for an intermediary’s examination of the Fund and payments for providing extra employee training and information relating to the Fund; “listing” fees for the placement of the Fund on an intermediary’s list of mutual funds available for purchase by its customers; “marketing support” fees for providing assistance in promoting the sale of the Fund’s shares; payments for the sale of shares and/or the maintenance of share balances; and fees for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing fees paid by the Fund. The Additional Payments may be a fixed dollar amount, may be based on the number of customer accounts maintained by a dealer, or may be based on a percentage of the value of shares sold to, or held by, customers of the intermediary.

The Advisor and Distributor may from time to time pay additional cash or non-cash incentives to intermediaries in connection with the sale of shares of the Fund, subject to applicable rules of FINRA. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or non-cash incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Such incentives may include payment for attendance at seminars or payment for occasional meals, sporting events, theater performances or comparable entertainment. Such dealer may elect to receive cash incentives of equivalent amount in lieu of such payments.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAXATION OF THE FUND

The Fund has elected to be treated as and intends to qualify annually as, a regulated investment company under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to a regulated investment company, the Fund must, among other things, (i) derive in each taxable year (the “gross income test”) at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a Qualified Publicly Traded Partnership); and (ii) diversify its holdings (the “asset diversification test”) so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

Pursuant to the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), a Fund that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the Fund satisfies certain procedural requirements, and (ii) the Fund’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the Fund for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the Fund’s non-qualifying gross income exceeds (y) one-ninth of the Fund’s qualifying gross income, each as determined for purposes of applying the gross income test for such year.

Also pursuant to the Modernization Act, a Fund that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the Fund’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the Fund’s assets at the end of such quarter and (ii) $10,000,000 (a “de minimis failure”), the Fund shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the Fund identifies that it failed the asset diversification test (or such other prescribed time period), the Fund either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a Fund shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the Fund satisfies certain procedural requirements; (ii) the Fund’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the Fund identifies that it failed the asset diversification test (or such other prescribed time period), the Fund either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the Fund, at the current rate of 35 percent, on the net income generated by the assets that caused the Fund to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividend paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement, described below, are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98.2% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, unless the Fund elects to use a calendar year, and (3) any ordinary income and capital gain net income for previous years that was not distributed during those years.

DISTRIBUTIONS

Dividends paid out of the Fund’s current and accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable to a U.S. shareholder as ordinary income to the extent of the Fund’s earnings and profits. For taxable years beginning on or before December 31, 2012, qualified dividend income received by individual shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from “qualified foreign corporations” although dividends paid by REITs will not generally be eligible to qualify as qualified dividend income. A foreign corporation is a “qualified foreign corporation” if it is (1) incorporated in a possession of the United States or is eligible for benefits of a comprehensive income tax treaty with the United States that the United States Treasury Department determines is satisfactory for this purpose and that includes an exchange of information program or (2) any other foreign corporation with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A “qualified foreign corporation” does not include any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Fund shareholders. For the Fund to receive qualified dividend income, the Fund must meet certain holding period requirements for the stock on which the otherwise qualified dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The same provisions, including the holding period requirements, apply to each shareholder’s investment in the Fund. The provisions of the Code applicable to qualified dividend income and the 15% maximum individual tax rate on long-term capital gains are currently effective through 2012. Thereafter, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise. Because of the fact-specific nature of the inquiry, the Fund cannot predict at this time what portion, if any, of the dividends it will receive from foreign corporations will be eligible for the reduced rates of taxation applicable to qualified dividend income, nor can there be any assurance as to what portion, if any, of the Fund’s distributions will be entitled to the lower tax rates that apply to qualified dividend income.

Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2012.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Dividends designated by the Fund and received by corporate shareholders of the Fund will qualify for the dividends received deduction (the DRD) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations (other than REITs) for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or by application of the Code.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit.

Shareholders will be notified annually as to the U.S. federal tax status of distributions.

SALE OR EXCHANGE OF FUND SHARES

Upon the sale or other disposition of shares of the Fund which a shareholder holds as a capital asset, including an exchange of shares in the Fund for shares of another Cohen & Steers fund, such shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. A shareholder who exchanges shares in the Fund for shares of another Cohen & Steers fund will have a tax basis in the newly-acquired fund shares equal to the amount invested and will begin a new holding period for federal income tax purposes.

If a shareholder exchanges shares in the Fund held for 90 days or less for shares in another Cohen & Steers fund pursuant to a reinvestment right, the sales charge incurred in the purchase of the Fund shares exchanged may not be added to the tax basis in determining gain or loss for federal income tax purposes to the extent an otherwise applicable sales charge on the purchase of the newly-acquired shares is reduced pursuant to the reinvestment right. Instead, the sales charge for the exchanged Fund shares shall be added to the cost basis of the newly-acquired shares for purposes of determining gain or loss on the disposition of such newly-acquired fund shares, if such newly-acquired fund shares are not disposed of in a similar exchange transaction within 90 days. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) with substantially similar shares within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

If a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service (IRS) a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

MEDICARE TAX ON NET INVESTMENT INCOME

For taxable years beginning after December 31, 2012, recently enacted legislation will generally impose a tax on the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” will generally include interest, dividends (including dividends paid with respect to Fund shares), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of Fund shares) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Shareholders are advised to consult their own tax advisors regarding additional taxation of net investment income.

NATURE OF FUND’S INVESTMENTS

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the 90% annual gross income test described above. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

ORIGINAL ISSUE DISCOUNT SECURITIES

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the original issue discount) each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. In addition, if the Fund invests in certain high yield original issue discount securities issued by corporations, a portion of the original issue discount accruing on any such obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

MARKET DISCOUNT BONDS

Gains derived by the Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Fund will be taxed as ordinary income to the extent of the accrued market discount of the bonds, unless the Fund elects to include the market discount in income as it accrues.

OPTIONS AND HEDGING TRANSACTIONS

The taxation of equity options and over-the-counter options on debt securities is governed by Section 1234 of the Code. Pursuant to Section 1234 of the Code, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the premium received and the amount paid to close out its position is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security, and any resulting gain or loss will be capital gain or loss and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options, futures contracts and forward contracts in which the Fund may invest are “Section 1256 contracts” governed by Section 1256 of the Code. Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31, unless the Fund elects to use a calendar year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed prior to the end of the 30th day after the close of the taxable year, if certain conditions are met.

INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER

The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

INVESTMENT IN NON-U.S. SECURITIES

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries, which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of the Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for “creditable” taxes to flow-through. Each shareholder should consult his or her own tax adviser regarding the potential application of foreign tax credits.

FOREIGN CURRENCY TRANSACTIONS

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS

The Fund may invest in U.S. REITs that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.” Under a Notice recently issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. The Advisor does not intend on behalf of the Fund to invest in U.S. REITs, a substantial portion of the assets of which generates excess inclusion income.

PASSIVE FOREIGN INVESTMENT COMPANY

The Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (PFICs). In general, a foreign corporation is classified as a PFIC if at least one-half of the average value of its assets held during the taxable year constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any marked-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net marked-to-market gains included in income in prior years.

Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax.

Dividends from a PFIC and certain other foreign corporations are not eligible for treatment as “qualified dividend income.” See “Distributions” above for a discussion regarding the taxation of qualified dividend income.

Certain other “anti-deferral” rules could apply to the extent the Fund owes 10% or more of the voting powers of the voting stock of a “controlled foreign corporation.”

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

U.S. taxation on income from the Fund to a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a foreign shareholder) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholders (see Taxation—Investment in Real Estate Investment Trusts above), which tax is generally withheld from such distributions. Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. withholding tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax on distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption (generally by providing an IRS Form W-8BEN).

If the Fund is a “U.S. real property holding corporation,” or would be but for the operation of certain exclusions, distributions by the Fund attributable to gains from “U.S. real property interests,” realized on a account of certain capital gain dividends from U.S. REITs, will generally cause the foreign shareholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States (subject to the rules described below for effectively connected income). Generally, the Fund is required to withhold at a 35% rate on a distribution to a foreign shareholder attributable to gains from U.S. real property interests, and such a distribution may subject a foreign shareholder to a U.S. tax filing obligation and may create a branch profits tax liability for foreign corporate shareholders. Under a de minimis exception to the rule described above, if a foreign shareholder has not held more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution, the foreign shareholder is not treated as receiving a distribution attributable to gains from U.S. real property interests, but is, instead, treated as receiving an ordinary distribution subject to U.S. tax at the rate of 30% (or lower treaty rate).

Any gain that a foreign shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund will ordinarily be exempt from U.S. tax unless (i) in the case of a shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign shareholder held shares of the Fund and the five-year period ending on the date of the disposition of those shares, the Fund was a U.S. real property holding corporation and the foreign shareholder actually or constructively held more than 5% of the shares of the Fund, in which event described in (ii) at any time during the shorter of the period during which the foreign shareholder held such shares of the Fund and the five-year period ending on the date of the disposition of those shares, the Fund was a U.S. real property holding corporation and the foreign shareholder actually or constructively held more than 5% of the Fund’s shares. In the latter event, the gain would be taxed in the same manner as for a U.S. shareholder, as discussed above. A corporation is a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities.

Foreign shareholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a United States trade or business will be treated as having received such distributions. All shareholders of the Fund should consult their tax advisors regarding the application of this recently enacted legislation.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.

Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

The Hiring Incentives to Restore Employment Act. Under recently enacted legislation that is generally effective in respect of payments made after December 31, 2012, certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends and interest (all such payments, “withholdable payments”), which are made to a “foreign financial institution,” which term may include certain foreign shareholders, may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities

(such accounts, “United States accounts”), and prescribed reporting requirements in respect of its United States accounts. Further, a 30% withholding tax may apply in respect of payments by a foreign financial institution to certain account holders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations. The legislation further imposes a 30% withholding tax on certain payments to non-financial foreign entities. The scope of this new legislation is not entirely clear and no assurance can be given that some or all of the income of the Fund and certain of its shareholders will not be subject to any of the new withholding taxes or that information will not be required to be reported to the IRS in respect of a shareholder’s interest in the Fund. To comply with the requirements of the new legislation, the Fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners.

The new legislation also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a “specified foreign financial asset” if the aggregate value of all such assets held by such individual exceeds $50,000.

Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets. This information reporting requirement is generally applicable for taxable years beginning after March 18, 2010. The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisers as to whether reporting may be required in respect of their indirect interests in the investments of the Fund.

INVESTMENT BY TAX-EXEMPT INVESTORS

Employee benefit plans and most other organizations exempt from United States federal income tax, including individual retirement accounts and other retirement plans, are subject to United States federal income tax on UBTI. Because the Fund is a corporation for United States federal income tax purposes, an owner of Fund shares will not report on its federal income tax return any of the Fund’s items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of Fund shares unless its ownership of Fund shares is debt-financed. In general, Fund shares would be debt-financed if the tax-exempt owner of Fund Shares incurs debt to acquire Fund shares or otherwise incurs or maintains a debt that would not have been incurred or maintained if that Fund shares had not been acquired.

OTHER TAXATION

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP, located at 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the Fund.

PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, New York 10017, has been appointed as independent registered public accountants for the Fund.

FINANCIAL STATEMENTS

The fund’s audited financial statements for the fiscal years ended October 31, 2010, 2009, 2008, 2007 and the fiscal period ended October 31, 2006, including notes thereto, are incorporated by reference in this SAI from the Fund’s Annual Report dated October 31, 2010.

EMRESAI-0311

APPENDIX A

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Voting rights are an important component of corporate governance. The Advisor and the Subadvisors have three overall objectives in exercising voting rights:

A. Responsibility. The Advisor and Subadvisors shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among their most important tools.

B. Rationalizing Management and Shareholder Concerns. The Advisor and Subadvisors seek to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C. Shareholder Communication. Since companies are owned by their shareholders, the Advisor and Subadvisors seek to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

In exercising voting rights, the Advisor and Subadvisors follow the general principles set forth below.

•	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•	In exercising voting rights, the Advisor and Subadvisors shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•	Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•

In exercising voting rights on behalf of clients, the Advisor and Subadvisors shall conduct themselves in the same manner as if the Advisor and Subadvisors were the constructive owner of the securities.

•	To the extent reasonably possible, the Advisor and Subadvisors shall participate in each shareholder voting opportunity.

•	Voting rights shall not automatically be exercised in favor of management-supported proposals.

•	The Advisor and Subadvisors, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

Set forth below are general guidelines followed by the Advisor and the Subadvisors in exercising proxy voting rights:

Prudence. In making a proxy voting decision, the Advisor and Subadvisors shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views. While the Advisor and Subadvisors may consider the views of third parties, except in cases when material conflicts of interest have been identified, the Advisor and Subadvisor shall not base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Advisor and Subadvisors shall consider both short-term and long-term views about a company’s business and prospects, especially in light of their projected holding period on the stock (e.g., the Advisor and Subadvisors may discount long-term views on a short-term holding).

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed by the Advisor and the Subadvisors. While these guidelines will provide a framework for the Advisor’s and Subadvisors’ decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, the Advisor and Subadvisors must be guided by their reasonable judgment to vote in a manner that the Advisor and Subadvisors deem to be in the best interests of the Fund and its shareholders. In addition, because the regulatory framework and the business cultures and practices vary from region to region, the below general guidelines may be inconsistent in certain circumstances for proxies of issuers of securities in emerging market countries.

Uncontested Director Elections

Votes on director nominees should be made on a case-by-case basis using a “mosaic” approach, where all factors are considered in director elections and where no single issue is deemed to be determinative. For example, a nominee’s experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, the Advisor and Subadvisors consider the following factors:

•	Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•	Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees;

•	Whether the nominee ignored a significant shareholder proposal that was approved by a (i) majority of the shares outstanding or (ii) majority of the votes cast for two consecutive years;

•

Whether the nominee, without shareholder approval, to the Advisor’s and Subadvisors’ knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•	Whether the nominee is an inside or affiliated outside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;

•	Whether the nominee is an insider or affiliated outsider on boards that are not at least majority independent;

•	Whether the nominee is the CEO of a publicly-traded company who serves on more than two public boards;

•	Whether the nominee serves on more than four public company boards;

•

Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls;

•

Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which the Advisor and Subadvisors believe may have been manipulated to provide additional benefits to executives;

•	Whether the nominee is believed by the Advisor and Subadvisors to have a material conflict of interest with the portfolio company; and

•

Whether the nominee (or the overall board) in the Advisor’s and Subadvisors’ view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment.

The Advisor and Subadvisors vote on a case-by-case basis for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors. The Advisor and Subadvisors recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, the Advisor and Subadvisors are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. Special attention will be paid to companies that display a chronic lack of shareholder accountability.

Proxy Contests

Director Nominees in a Contested Election. By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Reimbursement of Proxy Solicitation Expenses. Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Ratification of Auditors

The Advisor and Subadvisors vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and are therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position. Generally, the Advisor and Subadvisors vote against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees. The Advisor and Subadvisors vote on a case-by-case basis on auditor rotation proposals. Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues. Generally, the Advisor and Subadvisors vote against auditor indemnification and limitation of liability; however the Advisor and Subadvisors recognize there may be situations where indemnification and limitations on liability may be appropriate.

Takeover Defenses

While the Advisor and Subadvisor recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, the Advisor and Subadvisors oppose measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are their guidelines on change of control issues:

Shareholder Rights Plans. The Advisor and Subadvisors acknowledge that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders. The Advisor and Subadvisors review on a case-by-case basis management proposals to ratify a poison pill. The Advisor and Subadvisors generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.

Greenmail. The Advisor and Subadvisors vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Unequal Voting Rights. Generally, the Advisor and Subadvisors vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Classified Boards. The Advisor and Subadvisors generally vote in favor of shareholder proposals to declassify a board of directors, although the Advisor and Subadvisors acknowledge that a classified board may be in the long-term best interests of a company in certain situations. In voting on shareholder proposals to declassify a board of directors, the Advisor and Subadvisors evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Cumulative Voting. Having the ability to cumulate votes for the election of directors—that is, cast more than one vote for a director about whom they feel strongly—generally increases shareholders’ rights to effect change in the management of a corporation. The Advisor and Subadvisors generally support, therefore, proposals to adopt cumulative voting.

Shareholder Ability to Call Special Meeting. The Advisor and Subadvisors vote on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings. The Advisor and Subadvisors recognize the importance of shareholder ability to call a special meeting; however, the Advisor and Subadvisors are also aware that some proposals are put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Shareholder Ability to Act by Written Consent. The Advisor and Subadvisors generally vote against proposals to allow or facilitate shareholder action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board. The Advisor and Subadvisors generally vote for proposals that seek to fix the size of the board and vote against proposals that give management the ability to alter the size of the board without shareholder approval. While the Advisor and Subadvisors recognize the importance of such proposals, the Advisor and Subadvisors are however also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Miscellaneous Board Provisions

Board Committees. Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisors where appropriate at the company’s expense.

Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.

Separate Chairman and CEO Positions. The Advisor and Subadvisors will generally vote for proposals looking to separate the CEO and Chairman roles. The Advisor and Subadvisors do acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.

Lead Directors and Executive Sessions. In cases where the CEO and Chairman roles are combined, Advisor and Subadvisors will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

Majority of Independent Directors. The Advisor and Subadvisors vote for proposals that call for the board to be composed of a majority of independent directors. The Advisor and Subadvisors believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Independent Committees. The Advisor and Subadvisors vote for shareholder proposals requesting that the board’s audit, compensation, and nominating committees consist exclusively of independent directors.

Stock Ownership Requirements. The Advisor and Subadvisors support measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time and issuing restricted stock awards instead of options.

Term of Office. The Advisor and Subadvisors vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Director and Officer Indemnification and Liability Protection. Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Board Size. The Advisor and Subadvisors generally vote for proposals to limit the size of the board to 15 members or less.

Majority Vote Standard. The Advisor and Subadvisors generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. The Advisor and Subadvisor would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

Confidential Voting. The Advisor and Subadvisors vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

The Advisor and Subadvisors also vote for management proposals to adopt confidential voting.

Bundled Proposals. The Advisor and Subadvisors review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, the Advisor and Subadvisors examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, the Advisor and Subadvisors vote against the proposals. If the combined effect is positive, the Advisor and Subadvisors support such proposals.

Date/Location of Meeting. The Advisor and Subadvisors vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

Adjourn Meeting if Votes are Insufficient. Open-end requests for adjournment of a shareholder meeting generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out; the adjournment request will be supported.

Disclosure of Shareholder Proponents. The Advisor and Subadvisors vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Capital Structure

Increase Additional Common Stock. The Advisor and Subadvisors generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan). Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

•	creates a blank check preferred stock; or

•	establishes classes of stock with superior voting rights.

Blank Check Preferred Stock. Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. The Advisor and Subadvisors may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to the Advisor and Subadvisors.

Preemptive Rights. Votes regarding shareholder proposals seeking preemptive rights are determined on a case-by-case basis after evaluating:

•	The size of the company;

•	The shareholder base; and

•	The liquidity of the stock.

For example, it would be difficult to support a shareholder proposal that would require an S&P 500 company with over $1 billion in equity held by thousands of shareholders (with no single shareholder owning a significant percentage of outstanding shares) to implement preemptive rights each time it conducted a new offering. Such a requirement would be impractical and extremely costly. Moreover, at companies with that large of a shareholder base and the ease with which shareholders could preserve their relative interest through purchases of shares on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, the Advisor and Subadvisors vote against adoption of a dual or multiple class capitalization structure.

Restructurings/Recapitalizations. The Advisor and Subadvisors review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, the Advisor and Subadvisors consider the following issues:

•	dilution—how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	change in control—will the transaction result in a change in control of the company?

•	bankruptcy—generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs. Boards may institute share repurchase or stock buy-back programs for a number of reasons. The Advisor and Subadvisors will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

The Advisor and Subadvisors will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements. These shareholder proposals ask companies to seek shareholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.

Executive and Director Compensation

Stock-based Incentive Plans. Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in the analysis are the amount of the company's outstanding stock to be reserved for the award of stock options or restricted stock, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power. Once the cost of the plan is estimated, it is compared to an allowable industry-specific and market cap-based dilution cap.

If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—even in cases where the plan cost is considered acceptable based on the quantitative analysis.

The Advisor and Subadvisors vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by the Advisor and Subadvisors).

Approval of Cash or Cash-and-Stock Bonus Plans. The Advisor and Subadvisors vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code).

Executive Compensation. Executive compensation should be tied to the performance of the executive and the company as well as relevant market conditions. The Advisor and Subadvisors feel that the performance criteria and specific amounts and types of executive compensation are best decided by a company’s board of directors and/or its compensation committee and fully disclosed to shareholders.

The Advisor and Subadvisors will, however, vote for shareholder proposals that call for shareholders to vote, in a non-binding manner, on executive pay since such vote is non-binding and is merely informative for the board of directors and/or compensation committee. Further, the Advisor and Subadvisor generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Reload/Evergreen Features. The Advisor and Subadvisors will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Golden Parachutes. The Advisor and Subadvisors oppose the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. The Advisor and Subadvisors generally withhold their votes at the next shareholder meeting for directors who to their knowledge approved golden parachutes.

401(k) Employee Benefit Plans. The Advisor and Subadvisors vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Purchase Plans. The Advisor and Subadvisors support employee stock purchase plans, although the Advisor and Subadvisors generally believe the discounted purchase price should be at least 85% of the current market price.

Option Expensing. The Advisor and Subadvisors vote for shareholder proposals to expense fixed-price options.

Vesting . The Advisor and Subadvisors believe that restricted stock awards normally should vest over at least a two-year period.

Option Repricing. The Advisor and the Subadvisors believe that stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. The Advisor and Subadvisors will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Stock Holding Periods. The Advisor and Subadvisors generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

Transferable Stock Options. The Advisor and Subadvisors review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Recoup Bonuses. The Advisor and Subadvisors vote on a case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

Incorporation

Reincorporation Outside of the United States. Generally, the Advisor and Subadvisors will vote against companies looking to reincorporate outside of the U.S.

Voting on State Takeover Statutes. The Advisor and Subadvisors review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti greenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, the Advisor and Subadvisors evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Voting on Reincorporation Proposals. Proposals to change a company’s state of incorporation are examined on a case-by-case basis. In making their decision, the Advisor and Subadvisors review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

Mergers and Corporate Restructurings

Mergers and Acquisitions. Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

The Advisor and Subadvisors vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. The Advisor and Subadvisors support proposals that seek to lower super-majority voting requirements.

Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. The Advisor and Subadvisors generally vote against proposals to adopt such charter provisions. The Advisor and Subadvisors feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

Corporate Restructuring. Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

Spin-offs. Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales. Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations. Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights. The Advisor and Subadvisors vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

Changing Corporate Name. The Advisor and Subadvisors vote for changing the corporate name.

Social Issues

The Advisor and Subadvisors believe that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, the Advisor and Subadvisors do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, the Advisor and Subadvisors generally vote against these types of proposals, which are generally initiated by shareholders, unless the Advisor and Subadvisors believe the proposal has significant economic implications.

The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filings are available (i) without charge, upon request, by calling the Fund toll-free at (800) 437-9912 and (ii) on the SEC’s website (http://www.sec.gov).

PART C

OTHER INFORMATION

Item 23.	Exhibits

(a)	(i) Articles of Incorporation (1)

(ii) Articles of Amendment, filed herewith

(b)	By-Laws, filed herewith

(c)	The rights of security holders are defined in the Registrant’s Articles of Incorporation (Article FIFTH and Article EIGHTH) and the Registrant’s By-Laws (Article II and Article VI).

(d)	(i) Form of Investment Advisory Agreement (2)

(ii) Form of Subadvisory Agreement (2)

(iii) Form of Subadvisory Agreement with Cohen & Steers Europe S.A., filed herewith

(iv) Form of Subadvisory Agreement with Cohen & Steers UK Limited, filed herewith

(e)	(i) Form of Underwriting Agreement (Class A and Class C shares) (2)

(ii) Form of Distribution Agreement (Class I shares) (2)

(f)	Not Applicable

(g)	Form of Custodian Agreement (2)

(h)	(i) Form of Administration Agreement between the Fund and the Advisor (2)

(ii) Form of Administration Agreement between the Fund and State Street Bank and Trust Company (2)

(iii) Form of Transfer Agency, Registrar and Dividend Disbursing Agency Agreement (2)

(i)	(i) Opinion and Consent of Stroock & Stroock & Lavan LLP (2)

(ii) Opinion and Consent of Venable LLP (2)

(j)	Consent of Independent Registered Public Accounting Firm, filed herewith

(k)	Not Applicable

(l)	Form of Investment Representation Letter (2)

(m)	Distribution Plan (2)

(n)	Multiple-Class Plan, filed herewith

(p)	Code of Ethics of the Fund, Advisor, Subadvisors and Distributor (3)

(q)	Powers of Attorney Bonnie Cohen, Martin Cohen, George Grossman, Richard E. Kroon, Richard J. Norman, Frank K. Ross, Willard H. Smith, Jr., Robert Steers and C. Edward Ward, Jr. (2)

(1)	Incorporated by reference from Registrant’s initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 25, 2006 (Accession No. 0001193125-06-088143).
(2)

Incorporated by reference from Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the Securities and Exchange Commission on July 27, 2006 (Accession No. 0001193125-06-154663).

(3)

Incorporated by reference from Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 27, 2009 (Accession No. 0001193125-09-040834).

Item 24.	Persons Controlled by or under Common Control with Registrant

None.

Item 25.	Indemnification

It is the Registrant’s policy to indemnify its directors and officers to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland as set forth in Article EIGHTH of Registrant’s Articles of Incorporation, filed as Exhibit (a), and Article VIII, Section 1, of the Registrant’s By-Laws, filed as Exhibit (b). The liability of the Registrant’s directors and officers is dealt with in Article EIGHTH of Registrant’s Articles of Incorporation and Article VIII, Section 1 through Section 6, of the Registrant’s By-Laws. The liability of Cohen & Steers Capital Management, Inc., the Registrant’s investment advisor (the “Advisor”), for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Investment Advisory Agreement, filed as Exhibit (d) to this Registration Statement. The liability of Cohen & Steers Capital Management, Inc., the Registrant’s administrator, for any loss suffered by the Registrant or its shareholders is set forth in Section 6 of the Administration Agreement, filed as Exhibit (h)(i) to this Registration Statement. The liability of Cohen & Steers Securities, LLC, the Registrant’s distributor, for any loss suffered by the Registrant or its shareholders is set forth in Section 8 of the Distribution Agreement filed as Exhibit (e) to this Registration Statement.

Insofar as indemnification for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act (other than for expenses incurred in a successful defense) is asserted against the Registrant by the directors or officers in connection with the Registrant’s shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Advisor

This information is set forth under the caption “Management of the Fund” in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement.

The following is a list of the directors and officers of the Advisor. Unless otherwise indicated, none of the persons listed below has had other business connections of a substantial nature during the past two fiscal years other than as stated in the Prospectus forming Part A of this Registration Statement or in response to Item 27(b) below.

Name	Title	Other Business/Position Held/Dates
Robert H. Steers	Co-Chairman and Co-Chief Executive Officer, Director	*

Martin Cohen	Co-Chairman and Co-Chief Executive Officer, Director	*

Joseph M. Harvey	President	*

Adam M. Derechin	Executive Vice President and Chief Operating Officer	*

Matthew S. Stadler	Executive Vice President and Chief Financial Officer	*

Frank Poli	Executive Vice President, General Counsel	Quantum Sphere, Inc., Board of Directors, 2006 - present

Douglas R. Bond	Executive Vice President	*

William J. Frischling	Executive Vice President	*

Stephen Dunn	Executive Vice President	*

William F. Scapell	Senior Vice President, Director of Fixed Income Investments	*

Robert Becker	Senior Vice President	*

Thomas Bohjalian	Senior Vice President	*

Yigal Jhirad	Senior Vice President	*

James Giallanza	Senior Vice President	*

Bernard Doucette	Senior Vice President and Chief Accounting Officer	*

Richard E. Helm	Senior Vice President	*

Norbert Berrios	Senior Vice President	*

Salvatore Rappa	Senior Vice President and Associate General Counsel	*

Lisa Phelan	Senior Vice President and Director of Compliance	*

Name	Title	Other Business/Position Held/Dates
Michele Nolty	Senior Vice President	*

Terrance R. Ober	Senior Vice President	*

Robert Tisler	Senior Vice President	*

Frank Zukowski	Senior Vice President	*

Steven Buckridge	Senior Vice President	*

Stephen Coyle	Senior Vice President	*

Scott Crowe	Senior Vice President	*

Brooks Hamblett	Senior Vice President	*

Christopher Henderson	Senior Vice President	*

James McAdams	Senior Vice President	*

Charles McKinley	Senior Vice President	*

Nancy Norton	Senior Vice President	*

Matthew Pace	Senior Vice President	Pace Metals, Inc., Vice President. 1996 – present; Pace Glass, Inc., Vice President, 1996 - present

Edward Rieger	Senior Vice President	*

Shui Seto	Senior Vice President	*

Todd Voigt	Senior Vice President	*

Tina M. Payne	Senior Vice President and Associate General Counsel	*

John Cheigh	Senior Vice President	*

David Edlin	Senior Vice President	*

Anthony Ialeggio	Senior Vice President	Alliance Bernstein Investments, Managing Director, 2000 - 2010

James MacPherson	Senior Vice President	Financial Products Group, Inc., Founder/Consultant, 2009 - 2010

Martha Shapiro	Senior Vice President	Morgan Stanley Investment Management, Executive Director, 2004 - 2010

Adam Johnson	Senior Vice President and Associate General Counsel	*

Rogier Quirijns	Senior Vice President	*

Matthew Karcic	Vice President	*

Sandra Morgan	Vice President	*

Neil Bloom	Vice President	*

Name	Title	Other Business/Position Held/Dates
Anatoliy Cheravach	Vice President	*

Austin Fagen	Vice President	*

Mary Gordon	Vice President	JPMorgan Chase & Co., Vice President, 1998 - 2008

Stephen Joslin	Vice President	*

Joanna Kennedy	Vice President	*

Lester Lay	Vice President	*

Jamelah Leddy	Vice President	*

Michael Loftus	Vice President	*

Kevin Lotti	Vice President	*

Mark Miness	Vice President	*

Ronald Pucillo	Vice President	*

Kim Spellman	Vice President	*

Dev Subhash	Vice President	*

Stephen Tone	Vice President	*

Thomas Watkins	Vice President	*

Ben Morton	Vice President	*

Pascal van Garderen	Vice President	*

Elaine Zaharis-Nikas	Vice President	*

Luis Polit	Vice President	*

Ted Valenti	Vice President	*

Michael DeGroff	Vice President	*

Scott Dwyer	Vice President	*

Jonathan Geurkink	Vice President	*

Deborah Krisbergh	Vice President	*

Srikanth Nagarajan	Vice President	*

River Xin	Vice President	*

Jason Yablon	Vice President	*

Samantha Yablon	Vice President	*

Name	Title	Other Business/Position Held/Dates
Jamie Zimmerman	Vice President	*

Julia Chin	Vice President	*

Robert Cipriano	Vice President	Natixis North America Inc., Director, 1997 - 2010

Thomas Cotterell	Vice President	Hilltopper Consulting, LLC, President, 2010; Oppenheimer & Co., Senior Vice President, 2004-2009

Colleen Dean	Vice President	*

Judy Diaz	Vice President	Truesoft, Inc., President, 2006 - present

Mark Dickinson	Vice President	Legg Mason, Inc., Vice President, 2001 - 2009

Patrick Evans	Vice President	BlackRock, Inc., Vice President, 2006 - 2009

William Formosa	Vice President	*

Andrew Humble	Vice President	*

Heather Kaden	Vice President	*

Rochan Kalyanpur	Vice President	Swiss Reinsurance Company, Assistant Vice President, 2007 - 2010.

Matthew Kirschner	Vice President	*

Laura Kling	Vice President

Stephen Lavine	Vice President	Credit Suisse, Consultant, 2009 - 2010

Matthew McAvoy	Vice President	Forum Securities LLC, Vice President, 2009; Citi Property Investors, a Division of Citi Alternative Investments, Vice President, 2005 - 2009

Michael Miller	Vice President	Denver Investment Advisors, LLC, Vice President, 1998 - 2008; Legg Mason, Inc., Vice President, 2008 - 2009

Antonia Montanari	Vice President	*

Damien Porras	Vice President	AllianceBernstein, Vice President, 2004 - 2010

Saho Tada	Vice President	ING Real Estate Investment Management, Vice President – January 2010 to April 2010, Assistant Vice President – December 2006 to December 2009.

Jason Williams	Vice President	WisdomTree Asset Management, Inc., Regional Director, 2007 - 2010

Name	Title	Other Business/Position Held/Dates
Joseph Williams	Vice President	Evergreen Investments, Regional Vice President, 2008 - 2009

Yue Zhang	Vice President	*

William Cheng	Vice President	*

Michael Kaufman	Vice President	*

John Murphy	Vice President	*

Julian Perlmutter	Vice President	*

Andrew Schaffler	Vice President	*

Evan Serton	Vice President	*

Dong Wilson	Vice President	*

Item 27.	Principal Underwriters

(a) Cohen & Steers Securities, LLC is the principal underwriter for the Registrant. The names of each investment company (in addition to the Registrant) for which Cohen & Steers Securities, LLC acts as principal underwriter are:

Cohen & Steers Dividend Value Fund, Inc.

Cohen & Steers Global Realty Shares, Inc.

Cohen & Steers Institutional Global Realty Shares, Inc.

Cohen & Steers Institutional Realty Shares, Inc.

Cohen & Steers International Realty Fund, Inc.

Cohen & Steers Realty Income Fund, Inc.

Cohen & Steers Realty Shares, Inc.

Cohen & Steers Global Infrastructure Fund, Inc.

Cohen & Steers Preferred Securities and Income Fund, Inc.

(b) The following are directors and officers of Cohen & Steers Securities, LLC. The principal address of these persons is 280 Park Avenue, New York, New York 10017.

Name	Position and Offices with Distributor	Position and Offices with Registrant
Robert H. Steers	Vice President	Co-Chairman and Director

Martin Cohen	Vice President	Co-Chairman and Director

Adam M. Derechin	Vice President	President and Chief Executive Officer

Douglas Bond	Vice President	None

Stephen Dunn	Vice President	None

Francis C. Poli	President and Chief Legal Officer	Secretary

Matthew Stadler	Chief Financial Officer and Treasurer	None

Lisa D. Phelan	Vice President and Chief Compliance Officer	Chief Compliance Officer

Tina M. Payne	Secretary	Assistant Secretary

Salvatore Rappa	Assistant Secretary	None

(c) Not Applicable.

Item 28.	Location of Accounts and Records

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant’s Administrator and Custodian, State Street Bank and Trust Company. All other records so required to be maintained will be maintained at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017.

Item 29.	Management Services

Not applicable.

Item 30.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the 1940 Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 25th day of February, 2011.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

By:	/S/ ADAM M. DERECHIN
Adam M. Derechin President and CEO

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE		TITLE	DATE

By:	/S/ ADAM DERECHIN (ADAM DERECHIN)	President and Chief Executive Officer (Principal Executive Officer)	February 25, 2011

By:	/S/ JAMES GIALLANZA (JAMES GIALLANZA)	Treasurer (Principal Financial and Accounting Officer)	February 25, 2011

By:	/S/ MARTIN COHEN (MARTIN COHEN)	Co-Chairman and Director	February 25, 2011

By:	/S/ ROBERT H. STEERS (ROBERT H. STEERS)	Co-Chairman and Secretary	February 25, 2011

	* (BONNIE COHEN)	Director	February 25, 2011

	* (GEORGE GROSSMAN)	Director	February 25, 2011

	* (RICHARD E. KROON)	Director	February 25, 2011

	* (RICHARD J. NORMAN)	Director	February 25, 2011

	* (FRANK K. ROSS)	Director	February 25, 2011

	* (WILLARD H. SMITH, JR.)	Director	February 25, 2011

	* (C. EDWARD WARD, JR.)	Director	February 25, 2011

*By:	/S/ MARTIN COHEN MARTIN COHEN ATTORNEY-IN-FACT